Semiannual Report March 31, 2001

LOGO: NUVEEN Investments

Municipal Closed-End
Exchange-Traded Funds


Dependable, tax-free income to help you keep more of what you earn.


NEW YORK
NNY
NNP
NQN
NVN
NUN
NNF
NAN


Invest well.

Look ahead.

LEAVE YOUR MARK.

2 Photos - women; graduate

    Contents
  1 Dear Shareholder
  3 Portfolio Manager's
    Comments
  7 NNY Performance
    Overview
  8 NNP Performance
    Overview
  9 NQN Performance
    Overview
 10 NVN Performance
    Overview
 11 NUN Performance
    Overview
 12 NNF Performance
    Overview
 13 NAN Performance
    Overview
 14 Shareholder
    Meeting Report
 18 Portfolio of Investments
 53 Statement of
    Net Assets
 55 Statement of
    Operations
 57 Statement of Changes
    in Net Assets
 60 Notes to Financial
    Statements
 67 Financial Highlights
 72 Build Your Wealth
    Automatically
 73 Fund Information


Credit Quality
           Highlights As of  March 31, 2001

Pie Chart:
Nuveen New York Municipal Value Fund, Inc. (NNY)
AAA/U.S. Guaranteed        53%
AA                         20%
A                          16%
BBB                         7%
NR                          4%



Pie Chart:
Nuveen New York Performance Plus Municipal Fund, Inc. (NNP)
AAA/U.S. Guaranteed        49%
AA                         25%
A                          13%
BBB                        11%
NR                          2%



Pie Chart:
Nuveen New York Investment Quality Municipal Fund, Inc. (NQN)
Insured                     86%
Insured and U.S. Guaranteed 12%
U.S. Guaranteed              2%



Pie Chart:
Nuveen New York Select Quality Municipal Fund, Inc. (NVN)
Insured                     85%
Insured and U.S. Guaranteed 14%
U.S. Guaranteed              1%



Pie Chart:
Nuveen New York Quality Income Municipal Fund, Inc. (NUN)
Insured                     79%
Insured and U.S. Guaranteed 19%
U.S. Guaranteed              2%



Pie Chart:
Nuveen Insured New York Premium Income Municipal Fund, Inc. (NNF)
Insured                     78%
Insured and U.S. Guaranteed 18%
U.S. Guaranteed              4%


Pie Chart:
Nuveen New York Dividend Advantage Municipal Fund (NAN)
AAA/U.S. Guaranteed         56%
AA                          22%
A                           14%
BBB                          6%
NR                           2%



--------------------------------------------------------------------------------
COMPOUND YOUR WEALTH - AUTOMATICALLY
All Nuveen Municipal Closed-End ETFs let you reinvest dividends and capital gains directly into additional shares of your Fund. This is a great way to see your investment grow through the power of compounding.

For more information about Dividend Reinvestment, see the last page of this report or speak with your financial advisor.
--------------------------------------------------------------------------------

Photo of: Timothy R. Schwertfeger
Chairman of the Board



Sidebar text: "A well-balanced portfolio can help you reduce your investment risks."



Dear
        Shareholder



One of the primary goals of your Nuveen New York Fund is to provide you with attractive, dependable income from a quality portfolio that is free from federal, New York state and New York city income taxes. I am pleased to report that over the period covered by this report your Fund has continued to meet these objectives. I urge you to read the Portfolio Manager's Comments and Performance Overview pages included in this report, which provide more details about Fund results, how they were achieved, and how the Funds are trying to position themselves for the future.

The uncertain markets of this past reporting period also remind us of another important reason for investing in Nuveen Funds. In times such as these, your Nuveen Fund can help bring a measure of diversification to your overall portfolio and serve as a useful counterbalance to other holdings. A well-balanced portfolio can help you reduce your investment risks and provide one of the keys to strong long-term performance.

Invest Well. Look Ahead. Leave Your Mark.
At Nuveen, we believe that investors should focus not only on investments that can help them accumulate wealth, but also on the plans and services that can help preserve that wealth and pass it along to future generations. This long-term perspective is an integral part of our portfolio management strategies, our insistence on quality, and our desire to provide investments that can withstand the test of time.

In establishing a program tailored to your needs, the sound ongoing advice and disciplined focus provided by a trusted financial advisor can be an invaluable resource, enabling you to make wise investment decisions and build a program that can result in a lasting legacy.

For more than a century, Nuveen has offered quality investments to those who recognize and embrace the need for building, preserving and managing wealth. All of us at Nuveen are dedicated to working with you and your financial advisor to provide the services, products, perspectives, and solutions that can help you meet your personal and family financial goals, now and for years to come. We thank you for your continued confidence.


Sincerely,



/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

May 16, 2001

Sidebar text: "In establishing a program tailored to your needs, the sound ongoing advice and disciplined focus provided by a trusted financial advisor can be an invaluable resource."

Nuveen New York Municipal Closed-End Exchange-Traded Funds (NNY, NNP, NQN, NVN, NUN, NNF, NAN)

Portfolio Manager's
             COMMENTS

Portfolio manager Paul Brennan reviews national and state economic conditions, key investment strategies, and the performance of the Nuveen New York Municipal Closed-End Exchange-Traded Funds. Paul has 10 years of experience as an investment professional, including four years with Nuveen, and has managed the Nuveen New York Funds since 1999.

WHAT MAJOR FACTORS AFFECTED THE U.S. ECONOMY AND THE MUNICIPAL MARKET DURING THIS REPORTING PERIOD?
The major factors affecting the economy and the fixed-income markets over the six months ended March 31, 2001, were the Federal Reserve's interest rate reductions and slower economic growth. During the first quarter of 2001, the Fed announced three interest rate cuts of 50 basis points each, two in January and one in late March. (Following the close of the period covered in this report, the Fed moved to cut rates by an additional 50 basis points on April 18, bringing the federal funds rate to 4.5%, 25 basis points below the level where the Fed started tightening in June 1999.)

In carrying out one of the most aggressive periods of easing in recent times, the Fed appears to be indicating that it considers the current economic weakness a more serious threat than the potential inflation it was attempting to forestall during 1999 and 2000. The consensus among most market observers is that the Fed will continue to ease as long as signs of a significant economic slowdown remain.

In the municipal market, the economic slowdown and continued tight supply of new issues helped many bonds perform well. For the twelve months ended March 31, 2001, new issuance of municipal bonds totaled $199.7 billion nationwide, down 4% from the previous twelve-month period (April 1999 through March 2000). Some of the tightness in supply stemmed from higher rate concerns during the early part of this period, which made it less attractive for many issuers to offer bonds. In addition, economic conditions over the past decade have enabled more cities and states to use pay-as-you-go funding for necessary projects, rather than funding obtained through new issuance.

At the same time, demand for municipal bonds continued to be strong from individual investors looking for diversification, income, and an alternative to a volatile stock market. As a result, municipal bond prices were generally higher, and yields were correspondingly lower, at the end of March 2001 than they were twelve months earlier. Nevertheless, we believe the municipal market continued to represent good value. As of March 31, 2001, long-term municipal yields were 99% of 30-year Treasury yields, compared with 103% in March 2000 and the historical average of 86% for the period 1986-1999.

WHAT ABOUT THE MARKET AND ECONOMIC ENVIRONMENT IN NEW YORK?
While new municipal supply in New York remained tight throughout 2000, the Fed's interest rate cuts during the first three months of 2001 created a more favorable environment for refundings, which helped to boost municipal issuance. Between January and March 2001, new issuance in New York totaled $5.1 billion, up 38% over the first three months of 2000, compared with an increase of 44% in national municipal supply. Much of this new issuance, however, was concentrated in shorter maturities, rather than the longer-term bonds with higher yields that Nuveen generally seeks for our portfolios.

Currently, the New York municipal market is awaiting a $12 billion restructuring and new money financing deal for the New York Metropolitan Transportation Authority (MTA). If issued as planned, the MTA offering would be the largest municipal issuance in history, topping the Long Island Power Authority's $7 billion issue in 1998. Further delays in passage of the state budget, however, could continue to keep this deal, as well as others, on hold. Overall, we expect to see increased issuance in the New York market, which can boast of having three of the nation's eight largest issuers: the Dormitory Authority of the State of New York, New York City, and the New York City Transitional Finance Authority.

Given New York's high marginal income tax rate, individual investors continued to generate a very healthy demand for New York municipal bonds over the past twelve months. This demand is expected to remain strong in coming months, as investors look for ways to rebalance their portfolios and reduce potential risk.

In terms of economic environment, the slowdown in the national economy has affected growth at both the state and city levels in New York. Restructurings in various industries throughout the state have led to significant cyclical layoffs at some of New York's largest employers. In New York City, which represents nearly half of the state's population and a substantial part of the state economy, the stock market slide of the past twelve months had a major impact on Wall Street profits and resulted in layoffs in the financial services sector. The metropolitan area, however, is insulated to some degree from the national downturn, largely because it is less dependent on manufacturing. As a result, the city's overall economy remained resilient, with rising per capita income, a strong real estate market, increased sales and personal income tax collections, and a $6 billion infusion of venture capital during 2000. Over the long term, major risks for the New York economy continue to be the state's high cost of doing business, weak demographic trends, and any further stock market corrections.

The healthy economy of the past decade enabled both New York state and city to build up financial reserves, pass balanced budgets, and implement improved fiscal operations and management. As a result, both entities appear to be in a better position to weather economic downturns than they have been in the past. During the past four months, both Standard & Poor's and Fitch recognized this fact by upgrading their credit ratings for New York State's general obligation bonds to AA (from AA- and A+, respectively), while Moody's affirmed its state debt rating at A2. In August and September 2000, all three rating agencies also upgraded their ratings for New York City bonds to A2/A/A+, citing the strength of the city's financial position and steady economic expansion. The Nuveen New York Funds benefited from these upgrades in two ways: first, the upgrades enhance the trading value of all the New York state and city bonds we hold in our portfolios, and second, the higher credit quality ratings make it less likely that New York will insure new issuance, which increases the value of existing insured bonds and benefits our four insured Funds.


HOW DID THE NUVEEN NEW YORK FUNDS PERFORM OVER THE PAST YEAR?
For the year ended March 31, 2001, the Nuveen New York Municipal Closed-End Exchange-Traded Funds produced total returns on net asset value (NAV) as shown in the accompanying table. The annual returns for the appropriate Lehman Brothers New York Tax-Exempt Bond Index1 and Lipper New York Peer Group category2 are also presented.



                                                    LEHMAN        LIPPER
                              TOTAL RETURN        NEW YORK      NEW YORK
                MARKET YIELD        ON NAV   TOTAL RETURN1      AVERAGE2
------------------------------------------------------------------------
                                    1 YEAR          1 YEAR        1 YEAR
                       TAXABLE-      ENDED           ENDED         ENDED
           3/31/01  EQUIVALENT3    3/31/01         3/31/01       3/31/01
------------------------------------------------------------------------
NNY          5.58%        8.65%      9.47%          11.12%        14.42%
------------------------------------------------------------------------
NNP          5.84%        9.05%     16.01%          11.12%        14.42%
------------------------------------------------------------------------
NQN          5.57%        8.64%     14.89%          11.88%        13.65%
------------------------------------------------------------------------
NVN          5.84%        9.05%     12.23%          11.88%        13.65%
------------------------------------------------------------------------
NUN          5.70%        8.84%     12.04%          11.88%        13.65%
------------------------------------------------------------------------
NNF          5.62%        8.71%     14.19%          11.88%        13.65%
------------------------------------------------------------------------
NAN          5.32%        8.25%     18.36%          11.12%        14.42%
------------------------------------------------------------------------

Past performance is not predictive of future results.

For additional information, see the individual Performance Overview for your Fund in this report.

During the first part of 2000, as the Fed's interest rate hikes pushed yields higher, municipal bond prices took a corresponding drop. By June 2000, however, the tight supply of new municipal issues and generally favorable technicals helped to prompt a shift in market outlook, rallying the municipal market and boosting the prices of many bonds. The Funds' participation in the subsequent recovery of the municipal market is reflected in the total returns on NAV listed in the previous table, which show substantial improvement over the performance results presented in the Funds' annual report for the period ended September 30, 2000.

During the 12 months ended March 31, 2001, the yield on the Bond Buyer 25 Revenue Bond Index fell from 6.03% to 5.44%. In this environment of falling yields (and rising bond values), funds with longer durations4 would be expected to perform well. As of March 31, 2001, the duration of the unleveraged Lehman Brothers New York Tax-Exempt Bond Index was 7.31. By comparison,


1 The performances of the uninsured NNY, NNP, and NAN are compared with that of the Lehman Brothers New York Tax-Exempt Bond Index, an unleveraged index comprising a broad range of investment-grade New York municipal bonds. The performances of the insured Funds--NQN, NVN, NUN, and NNF--are compared with that of the Lehman New York Insured Tax-Exempt Bond Index, an unleveraged index comprising a broad range of insured New York municipal bonds. Results for the Lehman indexes do not reflect any expenses.

2 The total returns of three uninsured Funds--NNY, NNP, and NAN--are compared with the average annualized return of the eleven funds in the Lipper New York Municipal Debt Funds category, while the total returns of the four insured Funds--NQN, NVN, NUN, and NNF--are compared with the average total return of the nine funds in the Lipper New York Insured Municipal Debt Funds category. Fund and Lipper returns assume reinvestment of dividends.

3 The taxable-equivalent yield represents the yield that must be earned on a taxable investment in order to equal the yield of the Nuveen Fund on an after-tax basis. The taxable-equivalent yield is based on the Fund's market yield on the indicated date and a combined federal and state income tax rate of 35.5%.

4 Duration is a measure of a Fund's NAV volatility in reaction to interest rate movements. Fund duration, also known as leverage-adjusted duration, takes into account the leveraging process for a Fund and therefore is generally longer than the duration of the actual portfolio of individual bonds that make up the Fund. With the exception of the unleveraged NNY, where we use average duration, references to duration in this commentary are intended to indicate Fund duration.

the durations of the three uninsured Funds were 6.90 for NNY (which is unleveraged) and 11.19 for NNP and 12.01 for NAN. Among the four insured Nuveen New York Funds, durations ranged from 7.85 to 10.03, compared with 8.20 for the Lehman New York Insured Bond Index.


WERE THE FUNDS' DIVIDENDS AFFECTED BY THE MARKET ENVIRONMENT?
Over the past 12 months, good levels of call protection helped to support the dividend of NNY and shield the income of this unleveraged Fund from erosion. As of March 31, 2001, NNY had provided shareholders with 24 consecutive months of steady or increasing dividends.

The other six Funds covered in this report use leverage as a way to potentially enhance the dividends paid to common shareholders. The extent of this benefit is tied in part to the short-term rates that the Funds pay their MuniPreferred shareholders. When short-term rates rise, the Funds must pay out more income to preferred shareholders, decreasing the amount of income available for common shareholders. As the Federal Reserve raised short-term rates between June 1999 and May 2000, these increases had a corresponding impact on short-term municipal rates. The increased cost of funds, combined with the pressure of bond calls in several of the Funds, was sufficient to cause decreases in the common share dividends of all of the leveraged New York Funds during 2000.

In March 2001, however, we were able to increase the dividends of both NNF and NAN. As the Fed cut interest rates during the first quarter of 2001, the slope in the municipal yield curve steepened. The lower rates offered by municipal securities with shorter maturities, together with the low level of bond calls in these two Funds relative to the other leveraged New York Funds, made the recent increases possible. In coming months, lower short-term rates could potentially continue to have beneficial effects on the dividends of the leveraged Funds by reducing the amount the Funds pay their MuniPreferred shareholders. This, in turn, could leave more Fund earnings to support common share dividends. However, this trend could be offset by the effect of bond calls on the higher-yielding bonds held by these portfolios. This is especially true of NQN, NVN, and NUN, which are currently at the point of their life cycle when they can expect an increased risk of bond calls. The level of short-term rates, the number of bond calls, and the interest rates at which we can reinvest the proceeds of any calls will all influence the dividends of the Nuveen New York Funds over the next twelve months.


WHAT ABOUT THE FUNDS' SHARE PRICE PERFORMANCE?
During the first half of 2000, uncertainties about interest rates, along with investors' focus on equity market performance, tended to dampen interest in most fixed-income products. The lack of demand put pressure on the prices of many municipal bond investments. However, as the bond market recovered and the stock market continued to be volatile, many investors again appeared to be considering tax-free fixed-income alternatives. As a result, the share prices of these Funds improved substantially (see the charts on the individual Performance Overview pages).

As investors recognized the opportunity offered by the Nuveen New York Funds, robust demand caused the discount (share price below NAV) on NAN to move to a premium (share price above NAV), while the discounts on all the remaining New York Funds narrowed significantly over the past twelve months. While the market prices of these six Funds remain lower than the actual value of the bonds in their portfolios, shareholders may want to consider taking advantage of this opportunity to add to their holdings of the Nuveen New York Funds.


WHAT KEY STRATEGIES WERE USED TO MANAGE THE NUVEEN NEW YORK FUNDS DURING THE TWELVE MONTHS ENDED MARCH 31, 2001?
Despite a slow start, the past twelve months turned out to be generally positive for fixed-income markets, including municipal bonds. As evidenced by their strong twelve-month total returns on NAV, the Nuveen New York Funds were well structured going into this period. Given the tight supply of new issuance during most of the past year, we found relatively fewer opportunities to make trades that would substantially enhance the Funds' holdings. As issuance did become available in the market, we focused on strengthening long-term dividend-payment capabilities, enhancing call protection, and purchasing bonds with the potential to add value and diversification to the Funds' portfolios.

Over the past twelve months, for example, the education sector provided opportunities to purchase bonds issued by several smaller private schools that come to market infrequently, including Canisius College and D'Youville College in Buffalo, and the Polytechnic Institute of New York in Brooklyn. During this period, the Funds benefited from their weightings in the education sector, which ranked among the top five holdings in each of the Nuveen New York Funds.

In the non-insured Funds, we continued to purchase additional tobacco-backed bonds, leveraging the expertise we have gained in the complexities of this type of issuance. These high-yield bonds are secured by the 1998 $250 billion master settlement agreement between four major tobacco companies and 46 states. During the last part of 2000, three New York counties - Monroe, Erie, and Chautauqua - issued a total of $430 million in tobacco bonds, joining previous issuers New York City and Nassau and Westchester counties in making New York state the leader in tobacco bond issuance.

Some of the Funds' recent purchases were financed with proceeds generated by sales and calls of U.S. guaranteed, or pre-refunded bonds. At the end of March 2000, this sector accounted for almost 23%, on average, of the portfolios of the six older Nuveen New York Funds. By March 31, 2001, this allocation had been reduced to 10% in NNY and 4% in NNP, both of which have passed the 10-year mark of the bond market cycle. NQN, NVN, and NUN, which are approaching the part of the cycle when they could see increased bond calls, and NNF, which was established in 1992, still hold relatively larger weightings in this sector, although their holdings also declined over the past year. As part of our strategies to enhance the call protection of the New York Funds, we continue to carefully assess opportunities to sell these pre-refunded bonds as we find attractive long-term reinvestment alternatives in the marketplace. Overall, our focus during the past 12 months was on keeping the Funds fully invested and working for shareholders.

The three uninsured Nuveen New York Funds - NNY, NNP, and NAN - continued to offer excellent credit quality, with between 73% and 78% of their portfolios invested in bonds rated AAA/U.S. guaranteed and AA as of March 31, 2001. The Funds also had allocations of BBB and non-rated bonds that ranged from 8% to 13%, which generally provided higher yields during 2000. The portfolios of the four insured New York Funds are 100% invested in U.S. guaranteed and/or insured bonds, making credit quality extremely high.


WHAT IS YOUR OUTLOOK FOR THE NUVEEN NEW YORK FUNDS?
In general, our outlook for the fixed-income markets over the next twelve months is positive. Current projections call for continued strong demand for municipal bonds. If interest rates decline further and the pace of refundings increases, new municipal issuance nationwide in 2001 could exceed $200 billion. Since the supply of municipal bonds declined in both 1999 and 2000, any year-over-year increase in 2001 should still result in supply-and-demand dynamics that support the municipal market and municipal bond prices. We will, of course, continue to closely monitor the economy, including the progress of the tax reduction plan and Federal Reserve policies, in order to be prepared to respond appropriately to any developing situations.

Looking specifically at the Nuveen New York Funds, NAN has no scheduled calls over the next two years, while NNY, NNP, and NNF also offer good levels of call protection in 2001 and 2002, with the portion of callable bonds ranging from 10% of NNY's portfolio to 15% of NNF. However, NQN, NVN, and NUN, which mark the 10-year anniversary of their inceptions in 2000 and 2001, have entered the part of the bond market cycle when they are experiencing a typical increase in call exposure. During the remainder of 2001 and 2002, these three Funds could see 20% to 44% of their portfolios affected by bond calls, depending on market interest rates during this time. In general, we consider these positions to be manageable and foresee no problems in working through them. In 2003, all of the Nuveen New York Funds will again offer excellent levels of call protection, with scheduled calls currently ranging from zero to 6%.

As value-oriented investors, we will continue to look for areas of the market that can add value for our shareholders and strengthen the Funds' dividend-payment capabilities and call protection. Overall, in view of the decline in interest rates, we plan to keep the Funds positioned somewhat defensively. Depending on the rate environment going forward, bond calls in NQN, NVN, and NUN could create opportunities to further enhance the structure of these Funds. Because of New York's upgraded credit ratings and the potential for less new insured issuance, we also plan to be pro-active in searching for attractive opportunities that keep the insured New York Funds well diversified. We believe the Nuveen New York Funds will continue to serve as a dependable source of tax-free income and portfolio diversification, two essential elements of a comprehensive investment strategy.

Nuveen New York Municipal Value Fund, Inc.

Performance
   Overview As of March 31, 2001



NNY


PORTFOLIO STATISTICS
--------------------------------------------------
Inception Date                               10/87
--------------------------------------------------
Share Price                                  $9.14
--------------------------------------------------
Net Asset Value                              $9.82
--------------------------------------------------
Market Yield                                 5.58%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.09%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.65%
--------------------------------------------------
Fund Net Assets ($000)                    $148,527
--------------------------------------------------
Average Effective Maturity (Years)           21.86
--------------------------------------------------
Average Duration                              6.90
--------------------------------------------------

ANNUALIZED TOTAL RETURN
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        17.40%         9.47%
--------------------------------------------------
5-Year                         3.13%         5.09%
--------------------------------------------------
10-Year                        4.99%         6.44%
--------------------------------------------------

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
--------------------------------------------------
Tax Obligation/Limited                         18%
--------------------------------------------------
Long-Term Care                                 15%
--------------------------------------------------
Education and Civic Organizations              11%
--------------------------------------------------
Healthcare                                     11%
--------------------------------------------------
U.S. Guaranteed                                10%
--------------------------------------------------

Bar Chart:
2000-2001 Monthly Tax-Free Dividends Per Share2

4/00                    0.0425
5/00                    0.0425
6/00                    0.0425
7/00                    0.0425
8/00                    0.0425
9/00                    0.0425
10/00                   0.0425
11/00                   0.0425
12/00                   0.0425
1/01                    0.0425
2/01                    0.0425
3/01                    0.0425


Line Chart:
Share Price Performance
4/07/00                 8.38
                        8.31
                        8.19
                        8.31
                        8.25
                        8.25
                        8.31
                        8.19
                        8.38
                        8.69
                        8.5
                        8.56
                        8.56
                        8.56
                        8.69
                        8.69
                        8.63
                        8.81
                        8.88
                        8.75
                        9
                        8.94
                        9
                        8.88
                        8.75
                        8.75
                        8.75
                        8.56
                        8.31
                        8.5
                        8.69
                        8.44
                        8.38
                        8.31
                        8.31
                        8.44
                        8.63
                        8.56
                        9.06
                        9.38
                        9.38
                        9.38
                        9.45
                        9.45
                        9.5
                        9.4
                        9.5
                        9.44
                        9.51
                        9.41
3/31/01                 9.14

Weekly Closing Price
Past performance is not predictive of future results.



1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 35.5%.
2 The Fund also paid shareholders a net ordinary income distribution in December
  2000 of $0.0014 per share.

Nuveen New York Performance Plus Municipal Fund, Inc.

Performance
   Overview As of March 31, 2001


NNP


PORTFOLIO STATISTICS
--------------------------------------------------
Inception Date                               11/89
--------------------------------------------------
Share Price                                 $14.91
--------------------------------------------------
Net Asset Value                             $15.76
--------------------------------------------------
Market Yield                                 5.84%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.46%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         9.05%
--------------------------------------------------
Fund Net Assets ($000)                    $360,086
--------------------------------------------------
Average Effective Maturity (Years)           22.75
--------------------------------------------------
Leverage-Adjusted Duration                   11.19
--------------------------------------------------

ANNUALIZED TOTAL RETURN
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        18.75%        16.01%
--------------------------------------------------
5-Year                         3.59%         6.25%
--------------------------------------------------
10-Year                        6.51%         8.46%
--------------------------------------------------

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
--------------------------------------------------
Tax Obligation/Limited                         18%
--------------------------------------------------
Education and Civic Organizations              17%
--------------------------------------------------
Healthcare                                     14%
--------------------------------------------------
Transportation                                 11%
--------------------------------------------------
Utilities                                       8%
--------------------------------------------------

Bar Chart:
2000-2001 Monthly Tax-Free Dividends Per Share
4/00                    0.079
5/00                    0.079
6/00                    0.074
7/00                    0.074
8/00                    0.074
9/00                    0.074
10/00                   0.074
11/00                   0.074
12/00                   0.0725
1/01                    0.0725
2/01                    0.0725
3/01                    0.0725


Line Chart:
Share Price Performance
4/07/00                 13.5
                        13.25
                        13.25
                        13.25
                        13.06
                        12.94
                        12.94
                        12.75
                        13.13
                        13.38
                        13.38
                        13.5
                        13.5
                        13.81
                        13.81
                        13.75
                        13.56
                        14.13
                        14.31
                        14.06
                        14.13
                        14.19
                        14.19
                        14.06
                        14.06
                        14.13
                        14.06
                        14.06
                        13.56
                        13.63
                        14.06
                        13.94
                        13.69
                        13.63
                        13.56
                        13.69
                        13.94
                        14.25
                        15.19
                        15.25
                        15.31
                        15
                        15.25
                        15.25
                        14.95
                        14.9
                        15
                        15.15
                        14.92
                        14.75
3/31/01                 14.91

Weekly Closing Price
Past performance is not predictive of future results.



1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 35.5%.

Nuveen New York Investment Quality Municipal Fund, Inc.

Performance
   Overview As of March 31, 2001


NQN


PORTFOLIO STATISTICS
--------------------------------------------------
Inception Date                               11/90
--------------------------------------------------
Share Price                                 $14.86
--------------------------------------------------
Net Asset Value                             $15.51
--------------------------------------------------
Market Yield                                 5.57%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.07%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.64%
--------------------------------------------------
Fund Net Assets ($000)                    $418,554
--------------------------------------------------
Average Effective Maturity (Years)           21.01
--------------------------------------------------
Leverage-Adjusted Duration                   10.03
--------------------------------------------------

ANNUALIZED TOTAL RETURN
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        17.58%        14.89%
--------------------------------------------------
5-Year                         3.71%         6.26%
--------------------------------------------------
10-Year                        6.32%         7.95%
--------------------------------------------------

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
--------------------------------------------------
Tax Obligation/Limited                         21%
--------------------------------------------------
U.S.Guaranteed                                 14%
--------------------------------------------------
Transportation                                 12%
--------------------------------------------------
Education and Civic Organizations              11%
--------------------------------------------------
Healthcare                                     10%
--------------------------------------------------

Bar Chart:
2000-2001 Monthly Tax-Free Dividends Per Share
4/00                    0.077
5/00                    0.077
6/00                    0.072
7/00                    0.072
8/00                    0.072
9/00                    0.072
10/00                   0.072
11/00                   0.072
12/00                   0.069
1/01                    0.069
2/01                    0.069
3/01                    0.069

Line Chart:
Share Price Performance
4/07/00                 13.5
                        13.31
                        13.13
                        13.19
                        13.13
                        13.13
                        13.19
                        13.19
                        13.38
                        13.44
                        13.63
                        13.5
                        13.81
                        13.88
                        13.88
                        13.81
                        14
                        14.25
                        14.38
                        14.38
                        14.19
                        14.25
                        14.19
                        14.13
                        14
                        13.88
                        13.75
                        13.56
                        13.19
                        13.31
                        13.94
                        13.44
                        13.44
                        13.31
                        13.38
                        13.5
                        13.56
                        13.69
                        14.56
                        14.75
                        14.81
                        14.69
                        14.85
                        14.6
                        14.62
                        14.63
                        14.71
                        14.85
                        14.69
                        14.76
3/31/01                 14.86
Weekly Closing Price
Past performance is not predictive of future results.

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 35.5%.

Nuveen New York Select Quality Municipal Fund, Inc.

Performance
   Overview As of March 31, 2001


NVN


PORTFOLIO STATISTICS
--------------------------------------------------
Inception Date                                5/91
--------------------------------------------------
Share Price                                 $14.91
--------------------------------------------------
Net Asset Value                             $15.33
--------------------------------------------------
Market Yield                                 5.84%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.46%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         9.05%
--------------------------------------------------
Fund Net Assets ($000)                    $551,997
--------------------------------------------------
Average Effective Maturity (Years)           19.70
--------------------------------------------------
Leverage-Adjusted Duration                    8.93
--------------------------------------------------

ANNUALIZED TOTAL RETURN
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        18.71%        12.23%
--------------------------------------------------
5-Year                         4.33%         5.97%
--------------------------------------------------
Since Inception                6.47%         7.51%
--------------------------------------------------

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
--------------------------------------------------
Tax Obligation/Limited                         19%
--------------------------------------------------
Education and Civic Organizations              16%
--------------------------------------------------
U.S.Guaranteed                                 15%
--------------------------------------------------
Utilities                                      14%
--------------------------------------------------
Tax Obligation/General                         11%
--------------------------------------------------

2000-2001 Monthly Tax-Free Dividends Per Share
Bar Chart:
4/00                    0.0775
5/00                    0.0775
6/00                    0.0735
7/00                    0.0735
8/00                    0.0735
9/00                    0.0735
10/00                   0.0735
11/00                   0.0735
12/00                   0.0725
1/01                    0.0725
2/01                    0.0725
3/01                    0.0725


Line Chart:
Share Price Performance
4/07/00                 13.25
                        13.06
                        13.06
                        13.06
                        13.13
                        12.94
                        12.94
                        12.81
                        12.94
                        13.25
                        13.25
                        13.13
                        13.63
                        13.88
                        13.63
                        13.75
                        13.88
                        14
                        14.25
                        14
                        13.94
                        14
                        13.88
                        13.88
                        13.81
                        13.94
                        13.88
                        13.63
                        13.44
                        13.44
                        14
                        13.38
                        13.44
                        13.5
                        13.5
                        13.56
                        14
                        13.88
                        15.13
                        15.13
                        15.13
                        14.88
                        15.09
                        15.12
                        14.8
                        14.68
                        14.82
                        15.16
                        14.35
                        14.8
3/31/01                 14.91

Weekly Closing Price
Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 35.5%.

Nuveen New York Quality Income Municipal Fund, Inc.

Performance
   Overview As of March 31, 2001



NUN


PORTFOLIO STATISTICS
--------------------------------------------------
Inception Date                               11/91
--------------------------------------------------
Share Price                                 $14.94
--------------------------------------------------
Net Asset Value                             $15.15
--------------------------------------------------
Market Yield                                 5.70%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.26%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.84%
--------------------------------------------------
Fund Net Assets ($000)                    $561,969
--------------------------------------------------
Average Effective Maturity (Years)           18.58
--------------------------------------------------
Leverage-Adjusted Duration                    7.85
--------------------------------------------------

ANNUALIZED TOTAL RETURN
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        22.84%        12.04%
--------------------------------------------------
5-Year                         5.92%         6.25%
--------------------------------------------------
Since Inception                6.27%         7.10%
--------------------------------------------------

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
--------------------------------------------------
U.S.Guaranteed                                 21%
--------------------------------------------------
Tax Obligation/Limited                         18%
--------------------------------------------------
Education and Civic Organizations              17%
--------------------------------------------------
Utilities                                      11%
--------------------------------------------------
Transportation                                 11%
--------------------------------------------------


Bar Chart:
2000-2001 Monthly Tax-Free Dividends Per Share
4/00                    0.076
5/00                    0.076
6/00                    0.071
7/00                    0.071
8/00                    0.071
9/00                    0.071
10/00                   0.071
11/00                   0.071
12/00                   0.071
1/01                    0.071
2/01                    0.071
3/01                    0.071

Line Chart:
Share Price Performance
4/07/00                 13.19
                        12.94
                        12.81
                        13
                        13
                        12.81
                        13.06
                        12.88
                        12.88
                        13
                        13.06
                        13.06
                        13.5
                        13.63
                        13.56
                        13.69
                        13.69
                        13.88
                        14
                        13.88
                        13.69
                        13.88
                        13.75
                        13.69
                        13.38
                        13.5
                        13.5
                        13.63
                        12.94
                        13.25
                        13.69
                        13.25
                        13.19
                        13.13
                        13.31
                        13.5
                        13.75
                        13.69
                        14.88
                        14.75
                        14.69
                        14.69
                        15.05
                        14.9
                        14.7
                        14.6
                        14.7
                        14.85
                        14.56
                        14.5
3/31/01                 14.94

Weekly Closing Price
Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 35.5%.

Nuveen Insured New York Premium Income Municipal Fund, Inc.

Performance
   Overview As of March 31, 2001


NNF


PORTFOLIO STATISTICS
--------------------------------------------------

Inception Date                               12/92
--------------------------------------------------
Share Price                                 $14.42
--------------------------------------------------
Net Asset Value                             $15.10
--------------------------------------------------
Market Yield                                 5.62%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.14%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.71%
--------------------------------------------------
Fund Net Assets ($000)                    $190,329
--------------------------------------------------
Average Effective Maturity (Years)           17.56
--------------------------------------------------
Leverage-Adjusted Duration                    8.41
--------------------------------------------------

ANNUALIZED TOTAL RETURN
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        19.40%        14.19%
--------------------------------------------------
5-Year                         7.48%         7.38%
--------------------------------------------------
Since Inception                5.40%         6.64%
--------------------------------------------------

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
--------------------------------------------------
Education and Civic Organizations              22%
--------------------------------------------------
U.S.Guaranteed                                 22%
--------------------------------------------------
Utilities                                      14%
--------------------------------------------------
Tax Obligation/General                         10%
--------------------------------------------------
Tax Obligation/Limited                         10%
--------------------------------------------------


Bar Chart:
2000-2001 Monthly Tax-Free Dividends Per Share
4/00                          0.0695
5/00                          0.0695
6/00                          0.0665
7/00                          0.0665
8/00                          0.0665
9/00                          0.0665
10/00                         0.0665
11/00                         0.0665
12/00                         0.0665
1/01                          0.0665
2/01                          0.0665
3/01                          0.0675



Line Chart:
Share Price Performance
4/07/00                 13.06
                        12.75
                        12.69
                        12.81
                        12.81
                        12.56
                        12.5
                        12.5
                        12.94
                        13
                        13.06
                        13.06
                        13.13
                        13.38
                        13.25
                        13.44
                        13.25
                        13.56
                        13.75
                        13.75
                        13.75
                        13.88
                        13.88
                        13.63
                        13.44
                        13.38
                        13.44
                        13.5
                        12.81
                        13.06
                        13.69
                        13.19
                        13.13
                        13
                        13.13
                        13
                        13.44
                        13.63
                        14.19
                        14.63
                        14.81
                        14.63
                        14.7
                        14.73
                        14.67
                        14.34
                        14.48
                        14.58
                        14.5
                        14.4
3/31/01                 14.42

Weekly Closing Price
Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 35.5%.

Nuveen New York Dividend Advantage Municipal Fund

Performance
   Overview As of March 31, 2001



NAN


PORTFOLIO STATISTICS
--------------------------------------------------
Inception Date                                5/99
--------------------------------------------------
Share Price                                 $14.88
--------------------------------------------------
Net Asset Value                             $14.65
--------------------------------------------------
Market Yield                                 5.32%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   7.71%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.25%
--------------------------------------------------
Fund Net Assets ($000)                    $203,489
--------------------------------------------------
Average Effective Maturity (Years)           22.75
--------------------------------------------------
Leverage-Adjusted Duration                   12.01
--------------------------------------------------

ANNUALIZED TOTAL RETURN
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        26.36%        18.36%
--------------------------------------------------
Since Inception                5.55%         7.24%
--------------------------------------------------

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
--------------------------------------------------
Healthcare                                     22%
--------------------------------------------------
Tax Obligation/Limited                         19%
--------------------------------------------------
Education and Civic Organizations              15%
--------------------------------------------------
Tax Obligation/General                         13%
--------------------------------------------------
Transportation                                  8%
--------------------------------------------------


Bar Chart:
2000-2001 Monthly Tax-Free Dividends Per Share
4/00                     0.069
5/00                     0.069
6/00                    0.0665
7/00                    0.0665
8/00                    0.0665
9/00                    0.0665
10/00                   0.0665
11/00                   0.0665
12/00                   0.0665
1/01                    0.0665
2/01                    0.0665
3/01                    0.0675



Line Chart:
Share Price Performance
4/07/00               12.5
                      12.44
                      12.25
                      12.63
                      12.94
                      12.56
                      12.19
                      11.94
                      12.31
                      12.69
                      12.56
                      12.69
                      12.75
                      12.94
                      13.13
                      12.94
                      12.88
                      12.81
                      13.13
                      13.06
                      13.19
                      13.25
                      13.06
                      13
                      12.88
                      12.31
                      12.63
                      12.75
                      12.44
                      12.63
                      13
                      12.75
                      12.69
                      12.44
                      12.31
                      12.69
                      13.25
                      13.5
                      14.31
                      14.44
                      14.5
                      14.38
                      14.9
                      14.82
                      14.5
                      14.48
                      14.61
                      14.75
                      14.78
                      14.84
3/31/01               14.88

Weekly Closing Price
Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 35.5%.

Shareholder
           Meeting Report

The Shareholder Meeting was held in Chicago, Illinois on December 20, 2000.


                                                      NNY                                          NNP
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE BOARD MEMBERS WAS REACHED AS FOLLOWS:
                                                                               Preferred      Preferred      Preferred     Preferred
                                                     Common         Common        Shares         Shares         Shares        Shares
                                                     Shares         Shares      Series-M       Series-T       Series-W      Series-F
====================================================================================================================================
Robert P. Bremner
   For                                           12,836,264     13,123,632         1,500            720          1,955           547
   Withhold                                         202,755        275,276             1             --             --             4
------------------------------------------------------------------------------------------------------------------------------------
   Total                                         13,039,019     13,398,908         1,501            720          1,955           551
====================================================================================================================================
Lawrence H. Brown
   For                                                   --     13,120,702         1,500            720          1,955           547
   Withhold                                              --        278,206             1             --             --             4
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                 --     13,398,908         1,501            720          1,955           551
====================================================================================================================================
Anne E. Impellizzeri
   For                                                   --     13,130,410         1,500            720          1,955           547
   Withhold                                              --        268,498             1             --             --             4
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                 --     13,398,908         1,501            720          1,955           551
====================================================================================================================================
Peter R. Sawers
   For                                                   --     13,122,593         1,500            720          1,955           547
   Withhold                                              --        276,315             1             --             --             4
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                 --     13,398,908         1,501            720          1,955           551
====================================================================================================================================
Judith M. Stockdale
   For                                           12,831,595     13,121,088         1,500            720          1,955           547
   Withhold                                         207,424        277,820             1             --             --             4
------------------------------------------------------------------------------------------------------------------------------------
   Total                                         13,039,019     13,398,908         1,501            720          1,955           551
====================================================================================================================================
William J. Schneider
   For                                           12,838,582             --         1,500            720          1,955           547
   Withhold                                         200,437             --             1             --             --             4
------------------------------------------------------------------------------------------------------------------------------------
   Total                                         13,039,019             --         1,501            720          1,955           551
====================================================================================================================================
Timothy R. Schwertfeger
   For                                                   --             --         1,500            720          1,955           547
   Withhold                                              --             --             1             --             --             4
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                 --             --         1,501            720          1,955           551
====================================================================================================================================
RATIFICATION OF AUDITORS WAS
REACHED AS FOLLOWS:
   For                                           12,850,314     13,111,909         1,497            720          1,946           528
   Against                                          107,643         87,814            --             --             --             9
   Abstain                                           81,062        199,185             4             --              9            14
------------------------------------------------------------------------------------------------------------------------------------
   Total                                         13,039,019     13,398,908         1,501            720          1,955           551
====================================================================================================================================

                                              NQN                                                        NVN
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE BOARD MEMBERS WAS REACHED AS FOLLOWS:
                                   Preferred      Preferred      Preferred                    Preferred      Preferred     Preferred
                        Common        Shares         Shares         Shares        Common         Shares         Shares        Shares
                        Shares      Series-M       Series-T       Series-F        Shares       Series-T       Series-W     Series-TH
====================================================================================================================================
Robert P. Bremner
For                 15,626,397           931          2,224          2,226    21,043,039          1,719          2,044         3,460
Withhold               228,419            --              6              2       286,474             --            258            --
------------------------------------------------------------------------------------------------------------------------------------
Total               15,854,816           931          2,230          2,228    21,329,513          1,719          2,302         3,460
====================================================================================================================================
Lawrence H. Brown
For                 15,632,872           931          2,224          2,226    21,037,958          1,719          2,044         3,460
Withhold               221,944            --              6              2       291,555             --            258            --
------------------------------------------------------------------------------------------------------------------------------------
Total               15,854,816           931          2,230          2,228    21,329,513          1,719          2,302         3,460
====================================================================================================================================
Anne E. Impellizzeri
For                 15,631,248           931          2,224          2,225    21,038,101          1,719          2,044         3,460
Withhold               223,568            --              6              3       291,412             --            258            --
------------------------------------------------------------------------------------------------------------------------------------
Total               15,854,816           931          2,230          2,228    21,329,513          1,719          2,302         3,460
====================================================================================================================================
Peter R. Sawers
For                 15,634,872           931          2,224          2,226    21,037,573          1,719          2,044         3,460
Withhold               219,944            --              6              2       291,940             --            258            --
------------------------------------------------------------------------------------------------------------------------------------
Total               15,854,816           931          2,230          2,228    21,329,513          1,719          2,302         3,460
====================================================================================================================================
Judith M. Stockdale
For                 15,634,532           931          2,224          2,226    21,042,839          1,719          2,043         3,460
Withhold               220,284            --              6              2       286,674             --            259            --
------------------------------------------------------------------------------------------------------------------------------------
Total               15,854,816           931          2,230          2,228    21,329,513          1,719          2,302         3,460
====================================================================================================================================
William J. Schneider
For                         --           931          2,224          2,226            --          1,719          2,044         3,460
Withhold                    --            --              6              2            --             --            258            --
------------------------------------------------------------------------------------------------------------------------------------
Total                       --           931          2,230          2,228            --          1,719          2,302         3,460
====================================================================================================================================
Timothy R. Schwertfeger
For                         --           931          2,224          2,226            --          1,719          2,044         3,460
Withhold                    --            --              6              2            --             --            258            --
------------------------------------------------------------------------------------------------------------------------------------
Total                       --           931          2,230          2,228            --          1,719          2,302         3,460
====================================================================================================================================
RATIFICATION OF AUDITORS WAS
REACHED AS FOLLOWS:
For                 15,547,844           923          2,225          2,228    20,972,009          1,711          2,297         3,451
Against                132,325            --              5             --       177,289             --              1             4
Abstain                174,647             8             --             --       180,215              8              4             5
------------------------------------------------------------------------------------------------------------------------------------
Total               15,854,816           931          2,230          2,228    21,329,513          1,719          2,302         3,460
====================================================================================================================================

Shareholder
           Meeting Report (continued)
                                                                                                 NUN
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE BOARD MEMBERS WAS REACHED AS FOLLOWS:
                                                                               Preferred      Preferred      Preferred     Preferred
                                                                    Common        Shares         Shares         Shares        Shares
                                                                    Shares      Series-M       Series-W      Series-TH      Series-F
------------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner
   For                                                          21,856,599         2,172          2,068          2,170         1,018
   Withhold                                                        413,396            --            104            157            --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                        22,269,995         2,172          2,172          2,327         1,018
------------------------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown
   For                                                          21,853,117         2,172          2,068          2,170         1,018
   Withhold                                                        416,878            --            104            157            --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                        22,269,995         2,172          2,172          2,327         1,018
------------------------------------------------------------------------------------------------------------------------------------
Anne E. Impellizzeri
   For                                                          21,846,240         2,172          2,068          2,170         1,018
   Withhold                                                        423,755            --            104            157            --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                        22,269,995         2,172          2,172          2,327         1,018
------------------------------------------------------------------------------------------------------------------------------------
Peter R. Sawers
   For                                                          21,852,416         2,172          2,068          2,170         1,018
   Withhold                                                        417,579            --            104            157            --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                        22,269,995         2,172          2,172          2,327         1,018
------------------------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale
   For                                                          21,857,016         2,172          2,068          2,170         1,018
   Withhold                                                        412,979            --            104            157            --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                        22,269,995         2,172          2,172          2,327         1,018
------------------------------------------------------------------------------------------------------------------------------------
William J. Schneider
   For                                                                  --         2,172          2,068          2,170         1,018
   Withhold                                                             --            --            104            157            --
------------------------------------------------------------------------------------------------------------------------------------
   TTotal                                                               --         2,172          2,172          2,327         1,018
====================================================================================================================================
Timothy R. Schwertfeger
   For                                                                  --         2,172          2,068          2,170         1,018
   Withhold                                                             --            --            104            157            --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                --         2,172          2,172          2,327         1,018
====================================================================================================================================
RATIFICATION OF AUDITORS WAS
REACHED AS FOLLOWS:
   For                                                          21,879,418         2,121          2,066          2,158         1,018
   Against                                                         158,424            --            104            157            --
   Abstain                                                         232,153            51              2             12            --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                        22,269,995         2,172          2,172          2,327         1,018
====================================================================================================================================

                                                                                    NNF                                 NAN
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE BOARD MEMBERS WAS REACHED AS FOLLOWS:
                                                                               Preferred      Preferred                    Preferred
                                                                    Common        Shares         Shares         Common        Shares
                                                                    Shares      Series-M       Series-T         Shares      Series-F
====================================================================================================================================
 Robert P. Bremner
   For                                                           7,592,890         1,295          1,258      8,879,651         2,747
   Withhold                                                        100,901            --              8        128,017             1
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                         7,693,791         1,295          1,266      9,007,668         2,748
====================================================================================================================================
Lawrence H. Brown
   For                                                           7,587,055         1,295          1,258      8,879,651         2,747
   Withhold                                                        106,736            --              8        128,017             1
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                         7,693,791         1,295          1,266      9,007,668         2,748
====================================================================================================================================
Anne E. Impellizzeri
   For                                                           7,586,914         1,295          1,258      8,876,033         2,747
   Withhold                                                        106,877            --              8        131,635             1
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                         7,693,791         1,295          1,266      9,007,668         2,748
====================================================================================================================================
Peter R. Sawers
   For                                                           7,587,271         1,295          1,258      8,875,856         2,748
   Withhold                                                        106,520            --              8        131,812            --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                         7,693,791         1,295          1,266      9,007,668         2,748
====================================================================================================================================
Judith M. Stockdale
   For                                                           7,594,997         1,295          1,258      8,881,017         2,747
   Withhold                                                         98,794            --              8        126,651             1
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                         7,693,791         1,295          1,266      9,007,668         2,748
====================================================================================================================================
William J. Schneider
   For                                                                  --         1,295          1,258             --         2,748
   Withhold                                                             --            --              8             --            --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                --         1,295          1,266             --         2,748
====================================================================================================================================
Timothy R. Schwertfeger
   For                                                                  --         1,295          1,258             --         2,747
   Withhold                                                             --            --              8             --             1
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                --         1,295          1,266             --         2,748
====================================================================================================================================
RATIFICATION OF AUDITORS WAS
REACHED AS FOLLOWS:
   For                                                           7,595,313         1,288          1,262      8,889,305         2,745
   Against                                                          36,561             3             --         61,700             1
   Abstain                                                          61,917             4              4         56,663             2
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                         7,693,791         1,295          1,266      9,007,668         2,748
====================================================================================================================================

                            Nuveen New York Municipal Value Fund, Inc. (NNY)

                            Portfolio of
                                       Investments March 31, 2001 (Unaudited)

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 4.7%

$         500   Erie Tobacco Asset Securitization Corporation, Erie County, New York,       7/10 at 101           A1   $     509,750
                 Tobacco Settlement Asset-Backed Bonds (Senior), Series 2000,
                 6.000%, 7/15/20
                Monroe Tobacco Asset Securitization Corporation, New York,
                Tobacco Settlement Asset-Backed Bonds, Series 2000:
          150    6.000%, 6/01/15                                                            6/10 at 101           A1         152,786
          900    6.150%, 6/01/25                                                            6/10 at 101           A1         920,043
        1,800   New York Counties Tobacco Trust I, Tobacco Settlement Pass-Through          6/10 at 101           A1       1,847,826
                 Bonds, Series 2000, 5.800%, 6/01/23
        1,000   Nassau County Tobacco Settlement Corporation, New York, Tobacco             7/09 at 101           A2       1,041,970
                 Settlement Asset-Backed Bonds, Series A, 6.500%, 7/15/27
        1,250   TSASC, Inc., New York, Tobacco Flexible Amortization Bonds,                 7/09 at 101          Aa1       1,292,100
                 Series 1999-1, 6.250%, 7/15/27
        1,250   Westchester Tobacco Asset Securitization Corporation, New York,             7/10 at 101           A1       1,211,038
                 Tobacco Settlement Asset-Backed Bonds, Series 1999, 0.000%, 7/15/29

------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 11.2%

                Industrial Development Agency, City of Albany, New York, Civic
                Facility Revenue Bonds (The Albany Law School of Union
                University Project), Series 2000A:
          600    5.700%, 10/01/20                                                          10/10 at 100           AA         631,602
          750    5.750%, 10/01/30                                                          10/10 at 100           AA         790,110
        2,000   The Trust for Cultural Resources of the City of New York, Revenue           4/07 at 101          AAA       2,086,220
                 Bonds (American Museum of Natural History), Series 1997A,
                 5.650%, 4/01/27
          575   The Trust for Cultural Resources of the City of New York, Revenue           7/10 at 101            A         598,845
                 Bonds (The Museum of American Folk Art), Series 2000,
                 6.000%, 7/01/22
          400   New York City Industrial Development Agency, Civic Facility Revenue        11/10 at 101         BBB-         416,424
                 Bonds (2000 Polytechnic University Project), 6.000%, 11/01/20
        1,000   Dormitory Authority of the State of New York, State University             No Opt. Call          AA-       1,005,190
                 Educational Facilities Revenue Bonds, Series 1990A, 7.400%, 5/15/01
                Dormitory Authority of the State of New York, City University
                System Consolidated Second General Resolution Revenue Bonds,
                Series 1993A:
        1,000    5.750%, 7/01/18                                                           No Opt. Call          AA-       1,098,750
        1,000    6.000%, 7/01/20                                                           No Opt. Call          AA-       1,128,620
        1,000   Dormitory Authority of the State of New York, Long Island University        9/06 at 102           AA       1,016,690
                 Insured Revenue Bonds, Series 1996, 5.500%, 9/01/20
        2,000   Dormitory Authority of the State of New York, State University              5/08 at 101          AA-       1,841,480
                 Educational Facilities Revenue Bonds, Series 1998B, 4.750%, 5/15/28
          750   Dormitory Authority of the State of New York, Pratt Institute Revenue       7/09 at 102           AA         809,835
                 Bonds, Series 1999, 6.000%, 7/01/24
        1,250   Dormitory Authority of the State of New York, Marymount Manhattan           7/09 at 101           AA       1,362,363
                 College Insured Revenue Bonds, Series 1999, 6.250%, 7/01/29
        3,140   Dormitory Authority of the State of New York, City University System        7/03 at 100          AAA       3,080,780
                 Consolidated Revenue Bonds, Series 1993F, 5.000%, 7/01/20
          800   Dormitory Authority of the State of New York, D'Youville College            7/11 at 102           AA         802,448
                 Insured Revenue Bonds, 5.250%, 7/01/20

------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 10.9%

          500   Industrial Development Agency, Cattaraugus County, New York,                8/08 at 102           A+         493,170
                 Civic Facility Revenue Bonds (Olean General Hospital Project),
                 Series 1998A, 5.250%, 8/01/23
                New York City Health and Hospitals Corporation, Health System
                Bonds, 1999 Series A:
          500    5.125%, 2/15/14                                                            2/09 at 101          AAA         514,335
        1,000    5.000%, 2/15/20                                                            2/09 at 101          AAA         975,250
        2,250   Dormitory Authority of the State of New York, The Rosalind and              2/07 at 102          AAA       2,338,335
                 Joseph Gurwin Jewish Geriatric Center of Long Island, Inc.,
                 FHA-Insured Mortgage Nursing Home Revenue Bonds, Series 1997,
                 5.700%, 2/01/37

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE (continued)

$       1,000   Dormitory Authority of the State of New York, Mount Sinai New York          7/10 at 101         BBB+   $   1,070,580
                 University Health Obligated Group Revenue Bonds, Series 2000A,
                 6.500%, 7/01/25
        1,250   Dormitory Authority of the State of New York, Catholic Health Services      7/10 at 101           A-       1,376,288
                 of Long Island Revenue Bonds (St. Catherine of Sienna Medical
                 Center), Series 2000A, 6.500%, 7/01/20
        3,000   New York State Medical Care Facilities Finance Agency, Hospital             2/04 at 102          AAA       3,043,920
                 Insured Mortgage Revenue Bonds, 1994 Series A Refunding,
                 5.500%, 8/15/24
        2,700   New York State Medical Care Facilities Financing Agency, Hospital           8/05 at 102          AAA       2,912,679
                 and Nursing Home FHA-Insured Mortgage Revenue Bonds,
                 1995 Series B, 6.250%, 2/15/15
        1,245   Newark-Wayne Community Hospital, Inc., Hospital Revenue                     9/03 at 102          N/R       1,268,481
                 Improvement and Refunding Bonds, Series 1993A, 7.600%, 9/01/15
        1,500   Onondaga County Industrial Development Agency, New York, Sewage            No Opt. Call          AAA       1,644,795
                 Facilities Revenue Bonds (Bristol-Meyer Squibb Company Project),
                 Series 1994, 5.750%, 3/01/24 (Alternative Minimum Tax)
          500   City of Yonkers Industrial Development Authority, New York, Civic           7/11 at 101         BBB-         501,840
                 Facility Revenue Bonds (St. John's Riverside Hospital Project),
                 Series 2001A, 7.125%, 7/01/31

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 2.1%

        1,500   New York City Housing Development Corporation, Multifamily                  4/03 at 102          AAA       1,571,550
                 Mortgage Revenue Bonds (FHA-Insured Mortgage Loan),
                 1993 Series A, 6.550%, 10/01/15
        1,135   New York State Housing Finance Agency, Multifamily Housing                  2/09 at 101          Aa1       1,078,182
                 Revenue Bonds (Secured Mortgage  Program), Series 1999B,
                 5.400%, 8/15/31 (Alternative Minimum Tax)
          410   New York State Housing Finance Agency, Multifamily Housing Revenue          8/11 at 101          Aa1         414,711
                 Bonds (Secured Mortgage  Program), 2001 Series B,
                 5.625%, 8/15/33 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 2.5%

        3,750   State of New York Mortgage Agency, Homeowner Mortgage Revenue               9/08 at 101          Aa1       3,758,100
                 Bonds, Series 73-A, 5.250%, 10/01/17 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 15.0%

        1,000   Industrial Development Agency, Town of Babylon, New York,                   8/10 at 101          AAA       1,082,210
                 Civic Facility Revenue Bonds (WSNCHS East, Inc. Project),
                 Series 2000B, 6.000%, 8/01/24
        2,015   Village of East Rochester Housing Authority, New York, FHA-Insured          8/07 at 102          AAA       2,110,833
                 Mortgage Revenue Bonds (St. John's Meadows Project),
                 Series 1997A, 5.750%, 8/01/37
        3,125   Village of East Rochester Housing Authority, New York, FHA-Insured          8/08 at 101          AAA       2,977,250
                 Mortgage Revenue Bonds (St. John's Meadows Project),
                 Series 1998A, 5.250%, 8/01/38
          790   New York City Industrial Development Agency, Civic Facility Revenue         7/10 at 102          N/R         789,842
                 Bonds (Special Needs Facilities Pooled Program), Series 2000A-1,
                 8.125%, 7/01/19
        3,000   Dormitory Authority of the State of New York, Hebrew Home for the           2/07 at 102           AA       3,207,270
                 Aged at Riverdale, FHA-Insured Mortgage Nursing Home
                 Revenue Bonds, 6.125%, 2/01/37
        2,000   Dormitory Authority of the State of New York, German Masonic                8/06 at 102          AA-       2,116,720
                 Home Corporation, FHA-Insured Mortgage Revenue Bonds,
                 Series 1996, 5.950%, 8/01/26
        3,000   Dormitory Authority of the State of New York, W.K. Nursing Home             8/06 at 102          AAA       3,205,710
                 Corporation, FHA-Insured Mortgage Revenue Bonds, Series 1996,
                 6.125%, 2/01/36
        1,000   Dormitory Authority of the State of New York, Eger Health Care Center       2/08 at 102          AAA         972,860
                 of Staten Island, FHA-Insured Mortgage Nursing Home Revenue
                 Bonds, Series 1998, 5.100%, 2/01/28
        1,000   Dormitory Authority of the State of New York, Concord Nursing Home,         7/10 at 101           A1       1,097,160
                 Inc., Revenue Bonds, Series 2000, 6.500%, 7/01/29
        1,410   New York State Medical Care Facilities Finance Agency, Hospital             8/02 at 102          AAA       1,488,622
                 and Nursing Home Insured Mortgage Revenue Bonds, 1992
                 Series C, 6.550%, 8/15/12
        3,000   Syracuse Housing Authority, New York, FHA-Insured Mortgage                  2/08 at 102          AAA       3,161,040
                 Revenue Bonds (Loretto Rest Residential Health Care Facility
                 Project), Series 1997A, 5.600%, 8/01/17

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 3.8%

        1,000   County of Nassau, New York, General Improvement Bonds, Series E,            3/10 at 100          AAA       1,085,820
                 6.000%, 3/01/19
           25   The City of New York, New York, General Obligation Bonds,               8/02 at 101 1/2          AAA          26,305
                 Fiscal 1992 Series C, 6.300%, 8/01/03
        1,135   The City of New York, New York, General Obligation Bonds,                  No Opt. Call            A       1,226,753
                 Fiscal 1995 Series D, 6.600%, 2/01/04
        1,390   The City of New York, New York, General Obligation Bonds,                  No Opt. Call            A       1,493,499
                 Fiscal 1996 Series B, 6.750%, 8/15/03
           75   The City of New York, New York, General Obligation Bonds,               8/01 at 101 1/2            A          77,627
                 Fiscal 1991 Series D, 9.500%, 8/01/02

                            Nuveen New York Municipal Value Fund, Inc. (NNY) (continued)
                                    Portfolio of Investments March 31, 2001 (Unaudited)

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/GENERAL (continued)

$       1,000   City of Niagara Falls, Niagara County, New York, Water Treatment           No Opt. Call          AAA   $   1,236,200
                 Plant (Serial) Bonds, Series 1994, 7.250%, 11/01/11
                 (Alternative Minimum Tax)
          550   Northern Mariana Islands Commonwealth, General Obligation Bonds,            6/10 at 100            A         568,150
                 Series 2000A, 6.000%, 6/01/20

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 17.9%

        1,000   Battery Park City Authority, Junior Revenue Refunding Bonds,               11/03 at 102           A+       1,034,070
                 Series 1993A, 5.800%, 11/01/22
        5,000   Metropolitan Transportation Authority, New York, Dedicated Tax Fund         4/07 at 101          AAA       5,056,950
                 Bonds, Series 1996A, 5.250%, 4/01/26
        1,000   Nassau County Interim Finance Authority, New York, Sales Tax Secured       11/10 at 100          AAA       1,086,540
                 Bonds, Series 2000A, 5.750%, 11/15/16
          500   New York City Transitional Finance Authority, Future Tax Secured            5/10 at 101          AA+         547,320
                 Bonds, Fiscal 2000 Series B, 6.000%, 11/15/29
        1,000   New York City Transitional Finance Authority, Future Tax Secured            5/10 at 101          AA+       1,035,650
                 Bonds, Fiscal 2000 Series C, 5.500%, 11/01/29
        2,000   Dormitory Authority of the State of New York, Court Facilities Lease        5/10 at 101          AAA       2,140,420
                 Revenue Bonds (The City of New York Issue), Series 1999,
                 5.750%, 5/15/30
           25   Dormitory Authority of the State of New York, Judicial Facilities      4/01 at 114 5/32         Baa1          28,625
                 Lease Revenue Bonds (Suffolk County Issue), Series 1991A,
                 9.500%, 4/15/14
        3,125   Dormitory Authority of the State of New York, Mental Health                 2/06 at 102          AAA       3,171,406
                 Services Facilities Improvement Revenue Bonds, Series 1996B,
                 5.375%, 2/15/26
        1,000   New York State Housing Finance Agency, H.E.L.P.-Suffolk Housing             5/01 at 100         Baa1       1,048,320
                 Revenue Bonds, 1989 Series A, 8.100%, 11/01/05
          445   New York State Housing Finance Agency, Health Facilities Revenue            5/01 at 102            A         451,639
                 Bonds (New York City), 1990 Series A Refunding, 8.000%, 11/01/08
           10   New York State Housing Finance Agency, Service Contract Obligation          9/04 at 102          AAA          10,747
                 Revenue Bonds, 1994 Series A, 6.375%, 9/15/14
           10   New York State Medical Care Facilities Finance Agency,                      2/02 at 102          AAA          10,477
                 Mental Health Services Facilities Improvement Revenue Bonds,
                 Series 1992A, 6.375%, 8/15/17
        2,000   New York State Urban Development Corporation, Correctional                  1/09 at 101          AAA       2,168,200
                 Facilities Service Contract Revenue Bonds, Series C, 6.000%, 1/01/29
        1,000   New York State Urban Development Corporation, Empire State                  1/11 at 100          AAA       1,014,790
                 Development Corporation, Correctional Facilities Service Contract
                 Revenue Bonds, Series C, 5.250%, 1/01/20
        3,000   City School District of Niagara Falls, New York, Certificates of            6/08 at 101          AAA       3,046,110
                 Participation (High School Facility), Series 1998, 5.375%, 6/15/28
          750   City School District of Niagara Falls, New York, Certificates of            6/09 at 101         BBB-         818,063
                 Participation (High School Facility), Series 2000, 6.625%, 6/15/28
        1,230   Suffolk County Judicial Facilities Agency, New York, Service               10/09 at 101          AAA       1,248,610
                 Agreement Revenue Bonds (John P. Colahan Court Complex),
                 Series 1999, 5.000%, 4/15/16
        1,500   Virgin Islands Public Finance Authority, Revenue Bonds (Virgin Islands     10/10 at 101         BBB-       1,610,415
                 Gross Receipts Tax Loan Note), Series 1999A, 6.500%, 10/01/24
        1,120   City of Yonkers Industrial Development Agency, New York, Civic              2/11 at 100         BBB-       1,128,310
                 Facility Revenue Bonds (Community Development Properties,
                 Yonkers, Inc. Project), Series 2001A, 6.625%, 2/01/26

------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 6.9%

        1,000   Buffalo and Fort Erie Public Bridge Authority, Toll Bridge System           1/05 at 101          AAA       1,036,200
                 Revenue Bonds, Series 1995, 5.750%, 1/01/25
        1,730   Metropolitan Transportation Authority, New York, Commuter Facilities        7/07 at 102          AAA       1,716,143
                 Revenue Bonds, Series 1997B, 5.000%, 7/01/20
        1,000   Metropolitan Transportation Authority, New York, Commuter Facilities        7/07 at 101          AAA       1,021,160
                 Revenue Bonds, Series 1997C, 5.375%, 7/01/27
        1,500   Metropolitan Transportation Authority, New York, Transit Facilities         7/09 at 100         BBB+       1,611,300
                 Revenue Bonds, Series 1999A, 6.000%, 7/01/24
        1,750   New York City Industrial Development Agency, Special Facility              12/08 at 102           A2       1,591,100
                 Revenue Bonds, Series 1998 (1998 British Airways PLC Project),
                 5.250%, 12/01/32 (Alternative Minimum Tax)
          500   Niagara Frontier Transportation Authority, Airport Revenue Bonds            4/09 at 101          AAA         518,580
                 (Buffalo/Niagara International Airport), Series 1999A,
                 5.625%, 4/01/29 (Alternative Minimum Tax)
        2,600   Triborough Bridge and Tunnel Authority, New York, General Purpose           1/10 at 100          Aa3       2,680,808
                 Revenue Bonds, Series 1999B, 5.500%, 1/01/30

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 9.5%

$       3,425   The City of New York, New York, General Obligation Bonds,               8/01 at 101 1/2          Aaa   $   3,548,643
                 Fiscal 1991 Series D, 9.500%, 8/01/02 (Pre-refunded to 8/01/01)
           20   The City of New York, New York, General Obligation Bonds,                  10/07 at 101          Aaa          22,727
                 Fiscal 1997 Series G, 6.000%, 10/15/26 (Pre-refunded to 10/15/07)
        1,000   New York City Municipal Water Finance Authority, Water and              6/01 at 101 1/2          Aaa       1,024,450
                 Sewer System Revenue Bonds, Fiscal 1991 Series C,
                 7.750%, 6/15/20 (Pre-refunded to 6/15/01)
        2,520   New York City Industrial Development Agency, Civic Facility                 8/01 at 102          Aaa       2,609,082
                 Revenue Bonds (YMCA of Greater New York Project),
                 8.000%, 8/01/16 (Pre-refunded to 8/01/01)
        3,935   Dormitory Authority of the State of New York, Judicial Facilities          No Opt. Call          AAA       4,798,182
                 Lease Revenue Bonds (Suffolk County Issue), Series 1986,
                 7.375%, 7/01/16
          990   New York State Housing Finance Agency, Service Contract Obligation          9/04 at 102          AAA       1,102,761
                 Revenue Bonds, 1994 Series A, 6.375%, 9/15/14 (Pre-refunded to 9/15/04)
           35   New York State Medical Care Facilities Finance Agency, Hospital             8/02 at 102          AAA          37,265
                 and Nursing Home Insured Mortgage Revenue Bonds,
                 1992 Series C, 6.550%, 8/15/12 (Pre-refunded to 8/15/02)
          990   New York State Medical Care Facilities Finance Agency,                      2/02 at 102          AAA       1,037,183
                 Mental Health Services Facilities Improvement Revenue Bonds,
                 Series 1992A, 6.375%, 8/15/17 (Pre-refunded to 2/15/02)

------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 8.8%

        2,000   Industrial Development Agency, County of Cattaraugus, New York,            No Opt. Call          N/R       1,953,420
                 Tax-Exempt Industrial Development Revenue Bonds (Laidlaw Energy
                 and Environmental, Inc. Project), Series 1999A, 8.500%, 7/01/21
                 (Alternative Minimum Tax)
        3,500   Erie County Industrial Development Agency, New York, Solid Waste           12/10 at 103          N/R       1,750,000
                 Disposal Facility Revenue Bonds (1998 CanFibre of Lackawanna
                 Project), 8.875%, 12/01/13 (Alternative Minimum Tax)
        2,500   Long Island Power Authority, New York, Electric System General              6/08 at 101           A-       2,498,050
                 Revenue Bonds, Series 1998A, 5.250%, 12/01/26
        2,330   Long Island Power Authority, New York, Electric System General              9/11 at 100           A-       2,359,568
                 Revenue Bonds, Series 2001A, 5.375%, 9/01/21 (Alternative
                 Minimum Tax)(DD, settling 4/02/01)
                New York City Industrial Development Agency, Industrial Development
                Revenue Bonds (Brooklyn Navy Yard Cogeneration Partners,
                L.P. Project), Series 1997:
        1,000    6.200%, 10/01/22 (Alternative Minimum Tax)                                No Opt. Call         BBB-       1,020,940
        1,000    5.750%, 10/01/36 (Alternative Minimum Tax)                                10/08 at 102         BBB-         936,400
        1,000   New York State Energy Research and Development Authority,               7/01 at 100 1/2           A+       1,015,000
                 Electric Facilities Revenue Bonds (Consolidated Edison Company
                 of New York, Inc. Project), Series 1991A, 7.500%, 1/01/26
                 (Alternative Minimum Tax)
        1,500   Power Authority of the State of New York, Revenue Bonds,                   11/10 at 100          Aa2       1,506,885
                 Series 2000A, 5.250%, 11/15/40

------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 6.5%

          300   Monroe County Water Authority, New York, Water Revenue Bonds,               8/11 at 101           AA         297,792
                 Series 2001, 5.150%, 8/01/22
          500   New York City Municipal Water Finance Authority, Water and                  6/06 at 101          AAA         523,155
                 Sewer System Revenue Bonds, Fiscal 1996 Series B,
                 5.750%, 6/15/26
        1,000   New York City Municipal Water Finance Authority, Water and                  6/05 at 101          AAA       1,046,100
                 Sewer System Revenue Bonds, Fiscal 1996 Series A,
                 5.875%, 6/15/25
        1,000   New York City Municipal Water Finance Authority, Water and                  6/09 at 101          AAA       1,031,990
                 Sewer System Revenue Bonds, Fiscal 2000 Series A,
                 5.500%, 6/15/32
          500   New York City Municipal Water Finance Authority, Water and                  6/10 at 101          AAA         551,110
                 Sewer System Revenue Bonds, Fiscal 2000 Series B,
                 6.100%, 6/15/31
        1,500   New York City Municipal Water Finance Authority, Water and                  6/10 at 101           AA       1,547,760
                 Sewer System Revenue Bonds, Fiscal 2001 Series A,
                 5.500%, 6/15/33
        1,425   New York State Environmental Facilities Corporation, Water                  6/02 at 102            A       1,448,253
                 Facilities Revenue Bonds (The New Rochelle Water Company
                 Project), Series 1992, 6.400%, 12/01/24 (Alternative Minimum Tax)
        3,065   Western Nassau County Water Authority, System Revenue Bonds,                5/06 at 102          AAA       3,185,270
                 Series 1995, 5.650%, 5/01/26
------------------------------------------------------------------------------------------------------------------------------------
$     144,700   Total Investments (cost $142,415,987) - 99.8%                                                            148,214,896
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.2%                                                                         312,363
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $ 148,527,259
                ====================================================================================================================

                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings:  Using  the  higher  of  Standard  & Poor's or
                         Moody's rating.

                    N/R  Investment is not rated.

                    (DD) Security purchased on a delayed delivery basis.

                                 See accompanying notes to financial statements.

                            Nuveen New York Performance Plus Municipal Fund, Inc. (NNP)

                            Portfolio of
                                       Investments March 31, 2001 (Unaudited)

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                CONSUMER STAPLES - 4.3%

$       1,250   Erie Tobacco Asset Securitization Corporation, Erie County, New York,       7/10 at 101           A1   $   1,274,375
                 Tobacco Settlement Asset- Backed Bonds (Senior), Series 2000,
                 6.000%, 7/15/20
                Monroe Tobacco Asset Securitization Corporation, New York,
                Tobacco Settlement Asset-Backed Bonds, Series 2000:
          400    6.000%, 6/01/15                                                            6/10 at 101           A1         407,428
        1,000    6.150%, 6/01/25                                                            6/10 at 101           A1       1,022,270
        3,200   New York Counties Tobacco Trust I, Tobacco Settlement Pass-Through          6/10 at 101           A1       3,285,024
                 Bonds, Series 2000, 5.800%, 6/01/23
        2,500   Nassau County Tobacco Settlement Corporation, New York, Tobacco             7/09 at 101           A2       2,604,925
                 Settlement Asset-Backed Bonds, Series A, 6.500%, 7/15/27
        3,750   TSASC, Inc., New York, Tobacco Flexible Amortization Bonds,                 7/09 at 101          Aa1       3,876,300
                 Series 1999-1, 6.250%, 7/15/27
        3,000   Westchester Tobacco Asset Securitization Corporation, New York,             7/10 at 101           A1       2,906,490
                 Tobacco Settlement Asset-Backed Bonds, Series 1999,
                 0.000%, 7/15/29

------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 16.4%

        1,500   Industrial Development Agency, City of Albany, New York,                   12/09 at 101           AA       1,707,825
                 Civic Facility Revenue Bonds (The University Heights
                 Association, Inc.- Albany Law School Project), Series 1999A,
                 6.750%, 12/01/29
        2,700   Town of Brookhaven Industrial Development Agency, Civic Facility           12/07 at 101           A3       2,841,696
                 Revenue Bonds (St. Joseph's College - New York Civic Facility),
                 Series 2000, 6.000%, 12/01/20
        1,285   Industrial Development Agency, Cattaraugus County, New York,                9/08 at 101          BBB       1,224,785
                 Civic Facility Revenue Bonds (St. Bonaventure University
                 Construction Project), Series 1998B, 5.000%, 9/15/13
                Industrial Development Agency, Monroe County, New York, Civic
                Facility Revenue Bonds (St. John Fisher College Project), Series 1999:
        1,000    5.375%, 6/01/17                                                            6/09 at 102           AA       1,019,550
        2,365    5.375%, 6/01/24                                                            6/09 at 102           AA       2,372,166
        3,000   The Trust for Cultural Resources of the City of New York, Revenue           4/07 at 101          AAA       3,129,330
                 Bonds (American Museum of Natural History), Series 1997A,
                 5.650%, 4/01/27
        1,000   The Trust for Cultural Resources of the City of New York, Revenue           7/09 at 101          AAA       1,066,760
                 Bonds (American Museum of Natural History), Series 1999A,
                 5.750%, 7/01/29
        1,000   The Trust for Cultural Resources of the City of New York, Revenue           7/10 at 101            A       1,041,470
                 Bonds (The Museum of American Folk Art), Series 2000,
                 6.000%, 7/01/22
          900   New York City Industrial Development Agency, New York, Civic               11/10 at 101         BBB-         936,954
                 Facility Revenue Bonds (2000 Polytechnic University Project),
                 6.000%, 11/01/20
        1,250   Dormitory Authority of the State of New York, Lease Revenue Bonds           7/09 at 101          AAA       1,294,988
                 (State University Dormitory Facilities Issue), Series 1999C,
                 5.500%, 7/01/29
          435   Dormitory Authority of the State of New York, College and University        6/01 at 101          AAA         442,386
                 Revenue Bonds (Pooled Capital Program), Series 1985,
                 7.800%, 12/01/05
        2,500   Dormitory Authority of the State of New York, State University             No Opt. Call          AA-       2,805,150
                 Educational Facilities Revenue Bonds, Series 1993A, 5.875%, 5/15/17
        3,000   Dormitory Authority of the State of New York, City University System       No Opt. Call          AAA       3,450,150
                 Consolidated Revenue Bonds, Series 1993B, 6.000%, 7/01/14
        1,000   Dormitory Authority of the State of New York, City University               7/05 at 102          AAA       1,041,350
                 System Consolidated Second General Resolution Revenue Bonds,
                 Series 1995A, 5.375%, 7/01/14
        3,425   Dormitory Authority of the State of New York, State University              5/08 at 101          AA-       3,153,535
                 Educational Facilities Revenue Bonds, Series 1998B,
                 4.750%, 5/15/28
        2,850   Dormitory Authority of the State of New York, Upstate Community             7/10 at 101          AAA       3,051,951
                 Colleges Revenue Bonds, Series 2000A, 5.750%, 7/01/29
          580   Dormitory Authority of the State of New York, Fashion Institute             7/10 at 101          AAA         597,742
                 of Technology Revenue Bonds, Series 2000, 5.375%, 7/01/20
        5,590   Dormitory Authority of the State of New York, Revenue Bonds                 7/09 at 101           A+       5,889,456
                 (University of Rochester), Series 1999A, 5.500%, 7/01/16

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS (continued)

                Dormitory Authority of the State of New York, Pratt Institute
                Revenue Bonds, Series 1999:
$       1,250    6.000%, 7/01/20                                                            7/09 at 102           AA   $   1,354,950
        1,000    6.000%, 7/01/24                                                            7/09 at 102           AA       1,079,780
        3,810    6.000%, 7/01/28                                                            7/09 at 102           AA       4,110,800
        8,345   Dormitory Authority of the State of New York, Marymount                     7/09 at 101           AA       9,095,132
                 Manhattan College Insured Revenue Bonds, Series 1999,
                 6.250%, 7/01/29
        1,410   Dormitory Authority of the State of New York, City University               7/03 at 100          AAA       1,383,407
                 System Consolidated Revenue Bonds, Series 1993F,
                 5.000%, 7/01/20
                Dormitory Authority of the State of New York, City University
                System Consolidated Third General Resolution Revenue Bonds, 1998
                Series 2:
        1,490    5.000%, 7/01/17                                                            7/08 at 101          AAA       1,494,813
        1,055    5.000%, 7/01/18                                                            7/08 at 102          AAA       1,053,101
        2,120   Dormitory Authority of the State of New York, Revenue Bonds                No Opt. Call          AAA       2,279,424
                 (New York University), Series 2001-1, 5.500%, 7/01/20
                 (WI, settling 5/03/01)

------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 13.9%

        2,000   Dormitory Authority of the State of New York, St. Vincent's Hospital        8/01 at 102          AAA       2,060,760
                 and Medical Center of New York, FHA-Insured Mortgage
                 Revenue Bonds, Series 1991, 7.400%, 8/01/30
        1,000   Dormitory Authority of the State of New York, St. James Mercy               2/08 at 102           AA       1,010,850
                 Hospital, FHA-Insured Mortgage Hospital Revenue Bonds,
                 Series 1998, 5.250%, 2/01/18
        8,000   Dormitory Authority of the State of New York, Catholic Health               7/09 at 101          AAA       8,249,120
                 Services of Long Island Obligated Group, St. Charles Hospital and
                 Rehabilitation Center Revenue Bonds, Series 1999A, 5.500%,
                 7/01/22
        3,400   Dormitory Authority of the State of New York, Mount Sinai                   7/10 at 101         BBB+       3,639,972
                 New York University Health Obligated Group Revenue Bonds,
                 Series 2000A, 6.500%, 7/01/25
        3,750   Dormitory Authority of the State of New York, Catholic Health               7/10 at 101           A-       4,128,863
                 Services of Long Island Revenue Bonds (St. Catherine of Sienna
                 Medical Center), Series 2000A, 6.500%, 7/01/20
        8,840   New York State Medical Care Facilities Finance Agency, Hospital             8/02 at 102          AAA       9,151,610
                 and Nursing Home FHA-Insured Mortgage Revenue Bonds,
                 1992 Series B, 6.200%, 8/15/22
        5,500   New York State Medical Care Facilities Finance Agency, Hospital             2/04 at 102          AAA       5,580,520
                 Insured Mortgage Revenue Bonds, 1994 Series A Refunding,
                 5.500%, 8/15/24
        2,325   New York State Medical Care Facilities Financing Agency, Hospital           8/05 at 102          AAA       2,508,140
                 and Nursing Home FHA-Insured Mortgage Revenue Bonds,
                 1995 Series B, 6.250%, 2/15/15
        4,225   New York State Medical Care Facilities Financing Agency,                    2/05 at 102           Aa       4,412,041
                 FHA-Insured Mortgage Project Revenue Bonds, 1995 Series C,
                 6.250%, 8/15/15
        7,500   Onondaga County Industrial Development Agency, New York,                   No Opt. Call          AAA       8,223,975
                 Sewage Facilities Revenue Bonds (Bristol-Meyer Squibb Company
                 Project), Series 1994, 5.750%, 3/01/24 (Alternative Minimum Tax)
        1,100   City of Yonkers Industrial Development Authority, New York, Civic           7/11 at 101         BBB-       1,104,048
                 Facility Revenue Bonds (St. John's Riverside Hospital Project),
                 Series 2001A, 7.125%, 7/01/31

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 5.1%

        1,000   Hudson Housing Development Corporation (Hudson, New York),                  1/03 at 101          Aaa       1,025,630
                 Multifamily Mortgage Revenue Refunding Bonds (Providence
                 Hall-Schuyler Court Projects - FHA-Insured Mortgages), Series 1992A,
                 6.500%, 1/01/25
        5,750   New York City Housing Development Corporation, Multi-Unit                   6/01 at 102          AAA       5,889,438
                 Mortgage Refunding Bonds (FHA-Insured Mortgage Loans),
                 1991 Series A, 7.350%, 6/01/19
        3,160   New York State Housing Finance Agency, Multifamily Housing                  5/01 at 101          AAA       3,199,690
                 Revenue Bonds (AMBAC Insured Program), 1989 Series B,
                 7.550%, 11/01/29 (Alternative Minimum Tax)
        1,585   New York State Housing Finance Agency, Multifamily Housing                  8/02 at 102          Aa1       1,657,625
                 Revenue Bonds (Secured Mortgage Program), 1992 Series A,
                 7.000%, 8/15/12 (Alternative Minimum Tax)
                New York State Housing Finance Agency, Multifamily Housing
                Revenue Bonds (Secured Mortgage Program), Series 1999I:
        1,100    6.200%, 2/15/20 (Alternative Minimum Tax)                                  8/09 at 101          Aa1       1,146,739
          720    6.300%, 2/15/32 (Alternative Minimum Tax)                                  8/09 at 101          Aa1         750,449
        4,655   Puerto Rico Housing Finance Corporation, Multifamily Mortgage               4/01 at 101           AA       4,822,208
                 Revenue Bonds (Portfolio A), Series I, 7.500%, 4/01/22

                            Nuveen New York Performance Plus Municipal Fund, Inc. (NNP) (continued)

                                    Portfolio of Investments March 31, 2001 (Unaudited)

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                HOUSING/SINGLE FAMILY - 1.9%

$       3,745   State of New York Mortgage Agency, Homeowner Mortgage                      11/09 at 100          Aa1   $   3,945,432
                 Revenue Bonds, Series 88, 6.250%, 4/01/30 (Alternative Minimum Tax)
        1,460   State of New York Mortgage Agency, Homeowner Mortgage                       1/06 at 102          AAA       1,519,787
                 Revenue Bonds, 1995 Series 52, 6.100%, 4/01/26
                 (Alternative Minimum Tax)
        1,250   State of New York Mortgage Agency, Homeowner Mortgage                       9/08 at 101          Aa1       1,252,700
                 Revenue Bonds, Series 73-A, 5.250%, 10/01/17
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 4.6%

        2,000   New York City Industrial Development Agency, Civic Facility                 7/10 at 102          N/R       1,999,600
                 Revenue Bonds (Special Needs Facilities Pooled Program),
                 Series 2000A-1, 8.125%, 7/01/19
        3,000   Dormitory Authority of the State of New York, Hebrew Home for               2/07 at 102           AA       3,207,270
                 the Aged at Riverdale, FHA-Insured Mortgage Nursing Home
                 Revenue Bonds, 6.125%, 2/01/37
        1,375   Dormitory Authority of the State of New York, The Miriam Osborn             7/10 at 102            A       1,446,500
                 Memorial Home Association Revenue Bonds, Series 2000B,
                 6.375%, 7/01/29
        2,880   New York State Medical Care Facilities Finance Agency,                      2/06 at 102          AA+       3,105,475
                 FHA-Insured Mortgage Hospital and Nursing Home Revenue
                 Bonds, 1995 Series C, 6.100%, 8/15/15
        2,755   County of Oswego Industrial Development Agency, New York,                   2/09 at 101          AAA       2,770,042
                 Civic Facility Revenue Bonds (FHA-Insured Mortgage - Bishops
                 Commons Inc. Project), Series 1999A, 5.375%, 2/01/49
        4,000   Syracuse Housing Authority, New York, FHA-Insured Mortgage                  2/08 at 102          AAA       4,214,720
                 Revenue Bonds (Loretto Rest Residential Health Care Facility
                 Project), Series 1997A, 5.600%, 8/01/17

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 5.8%

          745   Village of Freeport, Nassau County, New York, Various Purpose               4/10 at 101          Aaa         824,089
                 Serial Bonds, 2000 Series A, 6.000%, 4/01/18
                Longwood Central School District, Suffolk County, New York, Serial
                Bonds, Series 2000:
        1,500    5.750%, 6/15/17                                                            6/11 at 101          Aaa       1,638,960
        1,500    5.750%, 6/15/18                                                            6/11 at 101          Aaa       1,631,310
        1,275   County of Nassau, New York, Serial General Improvement Bonds                3/10 at 100          AAA       1,446,054
                 (General Obligations), Series F, 6.500%, 3/01/18
           10   The City of New York, New York, General Obligation Bonds,               8/02 at 101 1/2          AAA          10,531
                 Fiscal 1992 Series C, 6.625%, 8/01/12
           30   The City of New York, New York, General Obligation Bonds,               8/01 at 101 1/2            A          31,051
                 Fiscal 1991 Series D, 9.500%, 8/01/02
        1,500   The City of New York, New York, General Obligation Bonds,                   8/08 at 101            A       1,462,425
                 Fiscal 1999 Series C, 5.000%, 8/15/22
        2,095   City of Niagara Falls, Niagara County, New York, Water Treatment           No Opt. Call          AAA       2,647,368
                 Plant (Serial) Bonds, Series 1994, 8.000%, 11/01/09
                 (Alternative Minimum Tax)
        1,350   Northern Mariana Islands Commonwealth, General Obligation Bonds,            6/10 at 100            A       1,394,550
                 Series 2000A, 6.000%, 6/01/20
                County of Oneida, New York, Public Improvement Bonds (General
                Obligations), Series 2000:
          200    5.375%, 4/15/18                                                            4/09 at 102          AAA         207,862
          200    5.375%, 4/15/19                                                            4/09 at 102          AAA         207,058
       10,000   Commonwealth of Puerto Rico, Public Improvement Refunding Bonds             7/08 at 101          AAA       9,227,700
                 (General Obligations), Series 1998, 4.500%, 7/01/23

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 18.2%

        2,000   Battery Park City Authority, Junior Revenue Bonds, Series 1996A,           11/06 at 102          AAA       2,052,880
                 5.500%, 11/01/29
        7,000   Metropolitan Transportation Authority, New York, Dedicated Tax              4/07 at 101          AAA       7,079,730
                 Fund Bonds, Series 1996A, 5.250%, 4/01/26
        5,000   Metropolitan Transportation Authority, New York, Dedicated Tax Fund         4/08 at 101          AAA       4,724,150
                 Bonds, Series 1998A, 4.500%, 4/01/18
        2,000   Nassau Health Care Corporation, Nassau County, New York, Health             8/09 at 102          AAA       2,135,600
                 System Revenue Bonds (Guaranteed), Series 1999, 5.750%, 8/01/29
        4,575   New York City Transit Authority, Metropolitan Transportation                1/10 at 101          AAA       4,933,726
                 Authority, Triborough Bridge and Tunnel Authority, Certificates
                 of Participation, Series 2000A, 5.875%, 1/01/30
        1,230   New York City Transitional Finance Authority, Future Tax Secured            8/09 at 101          AA+       1,312,299
                 Bonds, Fiscal 2000 Series A, 5.750%, 8/15/24
        3,000   New York City Transitional Finance Authority, Future Tax Secured            5/10 at 101          AA+       3,106,950
                 Bonds, Fiscal 2000 Series C, 5.500%, 11/01/29


   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       3,000   Dormitory Authority of the State of New York, Court Facilities              5/10 at 101          AAA   $   3,210,630
                 Lease Revenue Bonds (The City of New York Issue), Series 1999,
                 5.750%, 5/15/30
        2,000   Dormitory Authority of the State of New York, Mental Health Services        2/09 at 101          AAA       1,918,200
                 Facilities Improvement Revenue Bonds, Series 1999C, 4.750%, 8/15/19
        4,210   Dormitory Authority of the State of New York, 4201 Schools Program          7/09 at 101          AA-       4,173,668
                 Revenue Bonds, Series 1998, 5.000%, 7/01/18
                Dormitory Authority of the State of New York, Mental Health
                Facilities Improvement Revenue Bonds, Series 2000D:
        1,755    5.875%, 2/15/18                                                            8/10 at 100          AAA       1,900,805
        1,690    5.875%, 2/15/19                                                            8/10 at 100          AAA       1,825,099
        2,080    5.875%, 8/15/19                                                            8/10 at 100          AAA       2,246,275
          490   New York State Housing Finance Agency, Health Facilities Revenue            5/01 at 102            A         497,311
                 Bonds (New York City), 1990 Series A Refunding, 8.000%, 11/01/08
           10   New York State Medical Care Facilities Finance Agency, Mental               8/01 at 101          AA-          10,100
                 Health Services Facilities Improvement Revenue Bonds,
                 1990 Series A, 7.750%, 2/15/20
           10   New York State Medical Care Facilities Finance Agency, Mental               2/02 at 102          AA-          10,482
                 Health Services Facilities Improvement Revenue Bonds,
                 1991 Series D, 7.400%, 2/15/18
        6,900   New York State Urban Development Corporation, Correctional                  1/08 at 102          AA-       6,624,276
                 Facilities Service Contract Revenue Bonds, Series A, 5.000%, 1/01/28
        3,000   New York State Urban Development Corporation, Correctional                  1/09 at 101          AAA       3,252,300
                 Facilities Service Contract Revenue Bonds, Series C, 6.000%, 1/01/29
        5,000   City School District of Niagara Falls, New York, Certificates of            6/08 at 101          AAA       5,076,850
                 Participation (High School Facility), Series 1998, 5.375%, 6/15/28
        2,750   Puerto Rico Highway and Transportation Authority, Transportation            7/10 at 101          AAA       3,033,580
                 Revenue Bonds, Series B, 5.875%, 7/01/35
        3,480   Virgin Islands Public Finance Authority, Revenue Bonds (Virgin Islands     10/10 at 101         BBB-       3,736,163
                 Gross Receipts Tax Loan Note), Series 1999A, 6.500%, 10/01/24
        2,520   City of Yonkers Industrial Development Agency, New York, Civic              2/11 at 100         BBB-       2,538,698
                 Facility Revenue Bonds (Community Development Properties,
                 Yonkers, Inc. Project), Series 2001A, 6.625%, 2/01/26

------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 11.3%

       15,525   Metropolitan Transportation Authority, New York, Commuter Facilities        7/08 at 101         BBB+      15,496,900
                 Revenue Bonds, Series 1998A, 5.250%, 7/01/28
        4,000   Metropolitan Transportation Authority, New York, Transit Facilities         7/09 at 100         BBB+       4,296,800
                 Revenue Bonds, Series 1999A, 6.000%, 7/01/24
        1,900   New York City Industrial Development Agency, Special Facility Revenue      12/08 at 102           A2       1,727,480
                 Bonds (1998 British Airways PLC Project), Series 1998,
                 5.250%, 12/01/32 (Alternative Minimum Tax)
        6,455   New York State Thruway Authority, General Revenue Bonds,                    1/04 at 102          AAA       6,335,131
                 Series B, 5.000%, 1/01/20
        1,000   Niagara Frontier Transportation Authority, Airport Revenue Bonds            4/09 at 101          AAA       1,037,160
                 (Buffalo/Niagara International Airport), Series 1999A,
                 5.625%, 4/01/29 (Alternative Minimum Tax)
        1,925   The Port Authority of New York and New Jersey, Consolidated                10/07 at 101          AAA       2,012,568
                 Bonds, One Hundred and Twentieth Series, 5.750%, 10/15/26
                 (Alternative Minimum Tax)
        2,040   Puerto Rico Ports Authority, Special Facilities Revenue Bonds               6/06 at 102         Baa2       2,093,632
                 (American Airlines, Inc. Project), 1996 Series A,
                 6.250%, 6/01/26 (Alternative Minimum Tax)
        7,500   Triborough Bridge and Tunnel Authority, New York, General Purpose           1/10 at 100          Aa3       7,733,100
                 Revenue Bonds, Series 1999B, 5.500%, 1/01/30

------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 4.0%

        1,000   Monroe County Water Authority, New York, Water System Revenue               8/01 at 101          AAA       1,021,420
                 Bonds, Series 1991B, 6.500%, 8/01/16 (Pre-refunded to 8/01/01)
        1,350   The City of New York, New York, General Obligation Bonds,               4/01 at 100 3/4          AAA       1,377,878
                 Fiscal 1990 Series B, 7.250%, 10/01/06
           40   The City of New York, New York, General Obligation Bonds,               8/02 at 101 1/2          AAA          42,410
                 Fiscal 1992 Series C, 6.625%, 8/01/12 (Pre-refunded to 8/01/02)
          275   The City of New York, New York, General Obligation Bonds,                  No Opt. Call          Aaa         287,161
                 Fiscal 1995 Series E, 6.500%, 8/01/02
        2,600   The City of New York, New York, General Obligation Bonds,                   2/05 at 101          Aaa       2,888,782
                 Fiscal 1995 Series F, 6.375%, 2/15/06 (Pre-refunded to 2/15/05)
          390   The City of New York, New York, General Obligation Bonds,               5/03 at 101 1/2          AAA         406,244
                 Fiscal 1993 Series E, 5.750%, 5/15/13 (Pre-refunded to 5/15/03)


                            Nuveen New York Performance Plus Municipal Fund, Inc. (NNP) (continued)

                                    Portfolio of Investments March 31, 2001 (Unaudited)

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (continued)

$       4,000   New York City Municipal Water Finance Authority, Water and Sewer        6/01 at 101 1/2          Aaa   $   4,097,800
                 System Revenue Bonds, Fiscal  1991 Series C, 7.750%, 6/15/20
                 (Pre-refunded to 6/15/01)
        2,000   New York City Municipal Water Finance Authority, Water and Sewer            6/10 at 101        AA***       2,391,440
                 System Revenue Bonds, Fiscal 2000 Series B, 6.500%, 6/15/31
                 (Pre-refunded to 6/15/10)
        1,000   New York State Environmental Facilities Corporation, State Water            6/01 at 102          AAA       1,028,470
                 Pollution Control Revolving Fund Revenue Bonds (New York City
                 Municipal Water Finance Authority Project), Series 1991A, 7.250%,
                 6/15/10 (Pre-refunded to 6/15/01)
          810   New York State Medical Care Facilities Finance Agency, Mental               2/02 at 102       AA-***         855,490
                 Health Services Facilities Improvement Revenue Bonds,
                 1991 Series D, 7.400%, 2/15/18 (Pre-refunded to 2/15/02)

------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 7.5%

        1,000   Islip Resource Recovery Agency, Resource Recovery System                    7/04 at 102          AAA       1,072,030
                 Revenue Bonds (1985 Facility), 1994 Series B, 6.125%, 7/01/13
                 (Alternative Minimum Tax)
                Long Island Power Authority, New York, Electric System General
                Revenue Bonds, Series 1998A:
        2,500    5.250%, 12/01/26                                                           6/08 at 101           A-       2,498,050
        5,130    5.500%, 12/01/29                                                           6/03 at 101           A-       5,206,129
        5,000   Long Island Power Authority, New York, Electric System General              9/11 at 100           A-       5,039,450
                 Revenue Bonds, Series 2001A, 5.375%, 9/01/25 (DD, settling 4/02/01)
        6,000   New York City Industrial Development Agency, Industrial Development        10/08 at 102         BBB-       5,618,400
                 Revenue Bonds (Brooklyn Navy Yard Cogeneration Partners,
                 L.P. Project), Series 1997, 5.750%, 10/01/36 (Alternative Minimum Tax)
        4,000   Power Authority of the State of New York, Revenue Bonds,                   11/10 at 100          Aa2       4,018,360
                 Series 2000A, 5.250%, 11/15/40
        4,200   Suffolk County Industrial Development Agency, New York,                     1/09 at 101          N/R       3,711,876
                 1998 Industrial Development Revenue Bonds (Nissequogue
                 Cogeneration Partners Facility), 5.500%, 1/01/23
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 6.0%

          700   Monroe County Water Authority, New York, Water Revenue Bonds,               8/11 at 101           AA         694,848
                 Series 2001, 5.150%, 8/01/22
        3,000   New York City Municipal Water Finance Authority, Water and                  6/05 at 101          AAA       3,138,300
                 Sewer System Revenue Bonds, Fiscal 1996 Series A,
                 5.875%, 6/15/25
        1,250   New York City Municipal Water Finance Authority, Water and                  6/09 at 101          AAA       1,289,987
                 Sewer System Revenue Bonds, Fiscal 2000 Series A,
                 5.500%, 6/15/32
        3,000   New York City Municipal Water Finance Authority, Water and                  6/10 at 101          AAA       3,306,660
                 Sewer System Revenue Bonds, Fiscal 2000 Series B,
                 6.100%, 6/15/31
        5,000   New York City Municipal Water Finance Authority, Water and                  6/10 at 101           AA       5,159,200
                 Sewer System Revenue Bonds, Fiscal 2001 Series A,
                 5.500%, 6/15/33
        7,325   New York State Environmental Facilities Corporation, State Water            6/01 at 101          AAA       7,488,782
                 Pollution Control Revolving Fund Revenue Bonds (New York City
                 Municipal Water Finance Authority Project), Series 1990A,
                 7.500%, 6/15/12
          560   New York State Environmental Facilities Corporation, State Water           11/04 at 102          AAA         624,870
                 Pollution Control Revolving Fund Revenue Bonds (Pooled Loan Issue),
                 Series 1994D, 6.900%, 5/15/15
------------------------------------------------------------------------------------------------------------------------------------
$     345,615   Total Investments (cost $337,452,033) - 99.0%                                                            356,444,205
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.0%                                                                       3,642,237
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $ 360,086,442
                ====================================================================================================================


                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings:  Using  the  higher  of  Standard  & Poor's or
                         Moody's rating.

                    ***  Securities are backed by an escrow or trust  containing sufficient U.S.  Government or U.S.  Government  agency
                         securities   which   ensures  the  timely   payment  of
                         principal   and  interest.   Securities   are  normally
                         considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    (DD) Security purchased on a delayed delivery basis.

                    (WI) Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.

                            Nuveen New York Investment Quality Municipal Fund, Inc. (NQN)

                            Portfolio of
                                       Investments March 31, 2001 (Unaudited)

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 11.0%

$       5,030   The Trust for Cultural Resources of the City of New York, Revenue           7/09 at 101          AAA   $   5,365,803
                 Bonds (American Museum of Natural History), Series 1999A,
                 5.750%, 7/01/29
        2,260   New York City Industrial Development Agency, Civic Facility Refunding       7/08 at 101          AAA       1,967,104
                 and Equipment Revenue Bonds (1998 Lighthouse International
                 Project), 4.500%, 7/01/33
        3,000   Dormitory Authority of the State of New York, Lease Revenue Bonds           7/09 at 101          AAA       3,107,970
                 (State University Dormitory Facilities Issue), Series 1999C,
                 5.500%, 7/01/29
        1,000   Dormitory Authority of the State of New York, City University System        7/05 at 102          AAA       1,012,610
                 Consolidated Third General Resolution Revenue Bonds,
                 1995 Series 1, 5.375%, 7/01/25
        4,375   Dormitory Authority of the State of New York, Long Island University        9/06 at 102          AAA       4,491,288
                 Insured Revenue Bonds, Series 1996, 5.500%, 9/01/26
        1,000   Dormitory Authority of the State of New York, Siena College Insured         7/07 at 102          AAA       1,058,790
                 Revenue Bonds, Series 1997, 5.750%, 7/01/26
        4,360   Dormitory Authority of the State of New York, Fordham University            7/08 at 101          AAA       4,255,055
                 Insured Revenue Bonds, Series 1998, 5.000%, 7/01/28
        3,500   Dormitory Authority of the State of New York, The Culinary Institute        7/09 at 101          Aaa       3,425,730
                 of America Insured Revenue Bonds, Series 1999, 5.000%, 7/01/22
        2,265   Dormitory Authority of the State of New York, Skidmore College              7/08 at 101          Aaa       2,200,810
                 Insured Revenue Bonds, Series 1998, 5.000%, 7/01/28
        1,500   Dormitory Authority of the State of New York, State University              5/08 at 101          AAA       1,399,260
                 Educational Facilities Revenue Bonds, Series 1998B, 4.750%, 5/15/28
        2,000   Dormitory Authority of the State of New York, Upstate Community             7/10 at 101          AAA       2,141,720
                 Colleges Revenue Bonds, Series 2000A, 5.750%, 7/01/29
        5,000   Dormitory Authority of the State of New York, City University System        7/09 at 101          AAA       5,179,950
                 Consolidated Third General Resolution Revenue Bonds,
                 1999 Series 1, 5.500%, 7/01/29
        1,250   Dormitory Authority of the State of New York, Pace University Insured       7/10 at 102          AAA       1,369,450
                 Revenue Bonds, Series 2000, 6.000%, 7/01/29
        1,200   Dormitory Authority of the State of New York, Cooper Union Insured          7/09 at 101          AAA       1,325,856
                 Revenue Bonds, Series 1999, 6.250%, 7/01/29
        4,695   Dormitory Authority of the State of New York, New York University           7/01 at 102          AAA       4,812,516
                 Insured Revenue Bonds, Series 1991, 6.000%, 7/01/15
        2,945   Dormitory Authority of the State of New York, City University               7/10 at 100          AAA       2,944,764
                 System Consolidated Fourth General Resolution Revenue Bonds,
                 2000 Series A, 5.125%, 7/01/21

------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 9.8%

                New York City Health and Hospitals Corporation, Health System
                Bonds, 1999 Series A:
        2,000    5.125%, 2/15/14                                                            2/09 at 101          AAA       2,057,340
        1,000    5.000%, 2/15/20                                                            2/09 at 101          AAA         975,250
        1,000   Dormitory Authority of the State of New York, Maimonides Medical            2/06 at 102          AAA       1,043,190
                 Center, FHA-Insured Mortgage Hospital Revenue Bonds,
                 Series 1996A, 5.750%, 8/01/24
        3,135   Dormitory Authority of the State of New York, Southside Hospital,       2/08 at 101 1/2          AAA       3,022,642
                 Secured Hospital Insured Revenue Bonds, Series 1998,
                 5.000%, 2/15/25
                Dormitory Authority of the State of New York, The New York and
                Presbyterian Hospital, FHA-Insured Mortgage Hospital Revenue
                Bonds, Series 1998:
        6,080    4.750%, 8/01/27                                                            2/08 at 101          AAA       5,632,938
        4,000    5.000%, 8/01/32                                                            2/08 at 101          AAA       3,823,720
        5,000   Dormitory Authority of the State of New York, Highland Hospital             2/08 at 102          AAA       5,077,550
                 of Rochester, FHA-Insured Mortgage Hospital Revenue Bonds,
                 Series 1997A, 5.400%, 8/01/27
        3,280   Dormitory Authority of the State of New York, North Shore                  11/08 at 101          AAA       3,174,220
                 Health System Obligated Group, North Shore University
                 Hospital Revenue Bonds, Series 1998, 5.000%, 11/01/23
        3,070   Dormitory Authority of the State of New York, Montefiore                    8/09 at 101          AAA       3,146,382
                 Medical Center, FHA-Insured Mortgage Hospital Revenue
                 Bonds, Series 1999, 5.500%, 8/01/38


                            Nuveen New York Investment Quality Municipal Fund, Inc. (NQN) (continued)

                                    Portfolio of Investments March 31, 2001 (Unaudited)

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE (continued)

$       8,000   Dormitory Authority of the State of New York, Catholic Health               7/09 at 101          AAA   $   8,249,120
                 Services of Long Island Obligated Group, St. Charles Hospital
                 and Rehabilitation Center Revenue Bonds, Series 1999A,
                 5.500%, 7/01/22
        1,500   Dormitory Authority of the State of New York, Catholic Health               7/09 at 101          AAA       1,546,710
                 Services of Long Island Obligated Group, St. Francis Hospital
                 Revenue Bonds, Series 1999A, 5.500%, 7/01/22
        3,000   Dormitory Authority of the State of New York, New Island Hospital           7/09 at 101          AAA       3,192,300
                 Insured Revenue Bonds, Series 1999A, 5.750%, 7/01/19

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 3.9%

       10,000   New York City Housing Development Corporation, Multi-Unit                   6/01 at 102          AAA      10,242,500
                 Mortgage Refunding Bonds (FHA-Insured Mortgage Loans),
                 1991 Series A, 7.350%, 6/01/19
                New York State Housing Finance Agency, Housing Project Mortgage
                Revenue Bonds, 1996 Series A Refunding:
        1,970    6.100%, 11/01/15                                                           5/06 at 102          AAA       2,097,912
        2,985    6.125%, 11/01/20                                                           5/06 at 102          AAA       3,137,742
          985   New York State Housing Finance Agency, Insured Multifamily                  8/04 at 102          AAA       1,047,961
                 Mortgage Housing Revenue Bonds, 1994 Series B, 6.250%, 8/15/14

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 0.5%

        1,985   State of New York Mortgage Agency, Homeowner Mortgage Revenue               4/07 at 102          AAA       2,080,141
                 Bonds, Series 63, 6.125%, 4/01/27 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 1.0%

        3,000   Castle Rest Residential Health Care Facility (Syracuse, New York),          8/07 at 102          AAA       3,138,510
                 FHA-Insured Mortgage Revenue Bonds, Series 1997A,
                 5.750%, 8/01/37 (Optional put 8/01/07)
        1,185   Village of East Rochester Housing Authority, New York,                      8/07 at 102          AAA       1,241,359
                 FHA-Insured Mortgage Revenue Bonds (St. John's Meadows
                 Project), Series 1997A, 5.750%, 8/01/37

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 8.4%

        1,230   City of Buffalo, New York, School Serial Bonds, Series 1999-E,             12/09 at 101          AAA       1,350,454
                 6.000%, 12/01/18
                Chitennango Central School District, Madison and Onondaga
                Counties, New York, Serial Bonds, Series 2000:
        1,125    5.650%, 6/15/18                                                            6/09 at 101          AAA       1,202,389
        1,185    5.650%, 6/15/19                                                            6/09 at 101          AAA       1,263,186
                East Rochester Union Free School District, Monroe County, New
                York, Serial Bonds, Series 2000:
          265    5.750%, 6/15/17                                                            6/09 at 101          Aaa         285,651
          200    5.750%, 6/15/18                                                            6/09 at 101          Aaa         214,738
          200    5.750%, 6/15/19                                                            6/09 at 101          Aaa         214,174
          500   Village of Freeport, Nassau County, New York, Various Purpose               4/10 at 101          Aaa         553,080
                 Serial Bonds, 2000 Series A, 6.000%, 4/01/18 Germantown Central
                School District, Columbia County, New York, School District
                (Serial) Bonds, Series 1999:
          700    5.400%, 6/15/17                                                            6/08 at 101          Aaa         729,435
          700    5.400%, 6/15/18                                                            6/08 at 101          Aaa         726,740
          700   Jericho Union Free School District, Nassau County, New York,                8/09 at 101          Aaa         745,395
                 School District Serial Bonds, Series 2000, 5.600%, 8/01/18
                Longwood Central School District, Suffolk County, New York,
                Serial Bonds, Series 2000:
        1,410    5.750%, 6/15/17                                                            6/11 at 101          Aaa       1,540,622
        1,410    5.750%, 6/15/18                                                            6/11 at 101          Aaa       1,533,431
                Lyndonville Central School District, Orleans County, New York,
                School District Serial Bonds, Series 2000:
          330    5.750%, 6/01/18                                                            6/08 at 101          Aaa         352,704
          330    5.750%, 6/01/19                                                            6/08 at 101          Aaa         351,876
                Monticello Central School District, Sullivan County, New York, Serial
                Bonds, Series 2000:
        1,905    6.000%, 6/15/18                                                            6/09 at 101          AAA       2,084,222
        2,000    6.000%, 6/15/19                                                            6/09 at 101          AAA       2,182,460
        2,165    6.000%, 6/15/20                                                            6/09 at 101          AAA       2,364,050
                County of Nassau, New York, Serial General Improvement Bonds
                (General Obligations), Series F:
        1,505    6.500%, 3/01/17                                                            3/10 at 100          AAA       1,710,448
        1,000    6.500%, 3/01/19                                                            3/10 at 100          AAA       1,131,040
          910    6.500%, 3/01/20                                                            3/10 at 100          AAA       1,022,185

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$       1,000   County of Nassau, New York, Serial General Improvement Bonds                6/09 at 102          AAA   $   1,011,320
                 (General Obligations), Series B, 5.250%, 6/01/23
          805   County of Nassau, New York, Serial General Improvement Bonds                9/09 at 102          Aaa         828,152
                 (General Obligations), Series D, 5.300%, 9/01/17
        2,250   The City of New York, New York, General Obligation Bonds,               9/01 at 100 3/4          AAA       2,280,780
                 Fiscal 1991 Series A, 7.250%, 3/15/19
        1,500   Town of North Hempstead, Nassau County, New York, General                   3/08 at 101          Aaa       1,464,990
                 Obligation Refunding Serial Bonds, 1998 Series B, 4.750%, 3/01/18
                County of Oneida, New York, Public Improvement Bonds (General
                Obligations), Series 2000:
          500    5.375%, 4/15/18                                                            4/09 at 102          AAA         519,655
          500    5.375%, 4/15/19                                                            4/09 at 102          AAA         517,645
          255   City of Port Jervis, Orange County, New York, Water Improvement             3/09 at 101          Aaa         266,669
                 Serial Bonds, Series 1999, 5.625%, 3/15/24
        1,000   Commonwealth of Puerto Rico, Public Improvement Bonds of 2000               7/10 at 100          AAA       1,076,810
                 (General Obligations), 5.750%, 7/01/26
                County of Suffolk, New York, Public Improvement Serial Bonds,
                2000 Series A:
        1,130    5.750%, 5/01/17                                                            5/10 at 101          AAA       1,227,338
        1,100    6.000%, 5/01/18                                                            5/10 at 101          AAA       1,214,070
          610    6.000%, 5/01/19                                                            5/10 at 101          AAA         671,354
          640    6.000%, 5/01/20                                                            5/10 at 101          AAA         704,870
        1,630   Watertown City School District, Jefferson County, New York, General         6/09 at 101          AAA       1,745,518
                 Obligation Serial Bonds, Series 2000, 5.750%, 6/15/19

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 20.3%

        3,775   Metropolitan Transportation Authority, New York, Dedicated Tax              4/07 at 101          AAA       3,817,997
                 Fund Bonds, Series 1996A, 5.250%, 4/01/26
                Metropolitan Transportation Authority, New York, Dedicated Tax
                Fund Bonds, Series 1998A:
        5,090    5.000%, 4/01/23                                                            4/08 at 101          AAA       5,026,477
        7,600    4.750%, 4/01/28                                                            4/08 at 101          AAA       7,143,392
        3,125   Nassau Health Care Corporation, Nassau County, New York, Health             8/09 at 102          AAA       3,336,875
                 System Revenue Bonds (Guaranteed), Series 1999, 5.750%, 8/01/29
        3,025   New York City Transit Authority, Metropolitan Transportation                1/10 at 101          AAA       3,262,190
                 Authority, Triborough Bridge and Tunnel Authority, Certificates of
                 Participation, Series 2000A, 5.875%, 1/01/30
       10,000   New York City Transitional Finance Authority, Future Tax Secured            5/08 at 101          AAA       8,876,700
                 Bonds, Fiscal 1998 Series B, 4.500%, 11/15/27
        5,000   Dormitory Authority of the State of New York, Court Facilities Lease        5/10 at 101          AAA       5,351,050
                 Revenue Bonds (The City of New York Issue), Series 1999,
                 5.750%, 5/15/30
        1,250   Dormitory Authority of the State of New York, Leake and Watts               7/04 at 102          AAA       1,316,575
                 Services, Inc., Insured Revenue Bonds, Series 1994, 6.000%, 7/01/23
        2,250   Dormitory Authority of the State of New York, Saint Anne Institute          7/08 at 101          AAA       2,253,960
                 Insured Revenue Bonds (853 Schools Program 1998 Issue 2),
                 Series 1998E, 5.000%, 7/01/18
        2,000   Dormitory Authority of the State of New York, Mental Health                 2/09 at 101          AAA       1,873,540
                 Services Facilities Improvement Revenue Bonds, Series 1999C,
                 4.750%, 8/15/22
        1,340   Dormitory Authority of the State of New York, Anderson School               7/09 at 101          AAA       1,435,328
                 Insured Revenue Bonds (853 Schools Program 1999 Issue 2),
                 Series 1999E, 5.750%, 7/01/19
        2,000   Dormitory Authority of the State of New York, Special Act School            7/09 at 101          AAA       2,142,280
                 Districts Program Insured Revenue Bonds, Series 1999,
                 5.750%, 7/01/19
        4,300   Dormitory Authority of the State of New York, Mental Health                 2/06 at 102          AAA       4,363,855
                 Services Facilities Improvement Revenue Bonds, Series 1996B,
                 5.375%, 2/15/26
        3,000   Dormitory Authority of the State of New York, Mental Health                 2/07 at 102          AAA       3,169,770
                 Services Facilities Improvement Revenue Bonds, Series 1997A,
                 5.750%, 8/15/22
        2,265   New York State Environmental Facilities Corporation, Riverbank              4/07 at 100          AAA       2,253,471
                 State Park Special Obligation Refunding Revenue Bonds,
                 1996 Series, 5.125%, 4/01/22
        3,000   New York State Medical Care Facilities Finance Agency,                      2/04 at 102          AAA       3,001,710
                 Mental Health Services Facilities Improvement Revenue Bonds,
                 1994 Series A, 5.250%, 8/15/23
           35   New York State Medical Care Facilities Finance Agency,                      2/05 at 102          AAA          36,890
                 Mental Health Services Facilities Improvement Revenue Bonds,
                 1995 Series A, 6.000%, 2/15/25
          215   New York State Medical Care Facilities Finance Agency,                      2/02 at 102          AAA         221,779
                 Mental Health Services Facilities Improvement Revenue Bonds,
                 1992 Series B, 6.250%, 8/15/18


                            Nuveen New York Investment Quality Municipal Fund, Inc. (NQN) (continued)

                                    Portfolio of Investments March 31, 2001 (Unaudited)

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$          40   New York State Medical Care Facilities Finance Agency, Mental               8/04 at 102          AAA   $      42,408
                 Health Services Facilities Improvement Revenue Bonds,
                 1994 Series E, 6.250%, 8/15/19
        2,080   New York State Medical Care Facilities Finance Agency, Mental               2/04 at 102          AAA       2,090,067
                 Health Services Facilities Improvement Revenue Bonds,
                 1993 Series F Refunding, 5.250%, 2/15/19
        6,500   New York State Urban Development Corporation, Correctional                  1/09 at 101          AAA       6,039,605
                 Facilities Service Contract Revenue Bonds, Series B,
                 4.750%, 1/01/28
        7,900   New York State Urban Development Corporation, Correctional                  1/09 at 101          AAA       8,564,390
                 Facilities Service Contract Revenue Bonds, Series C, 6.000%, 1/01/29
                New York State Urban Development Corporation, Empire State
                Development Corporation, Correctional Facilities Service
                Contract Revenue Bonds, Series C:
        3,000    5.125%, 1/01/21                                                            1/11 at 100          AAA       2,999,760
        1,250    5.125%, 1/01/22                                                            1/11 at 100          AAA       1,248,313
        1,000   Puerto Rico Highway and Transportation Authority, Transportation            7/10 at 101          AAA       1,103,120
                 Revenue Bonds, Series B, 5.875%, 7/01/35
        2,000   Puerto Rico Municipal Finance Agency, 1999 Series A Bonds,                  8/09 at 101          AAA       2,122,040
                 5.500%, 8/01/19
        1,435   Industrial Development Agency, Suffolk County, New York, Civic             10/10 at 102          Aaa       1,582,877
                 Facility Revenue Bonds (Hampton Bays Public Library Project),
                 Series 1999A, 6.000%, 10/01/19

------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 11.6%

        1,000   Metropolitan Transportation Authority, New York, Commuter                   7/07 at 102          AAA         991,990
                 Facilities Revenue Bonds, Series 1997B, 5.000%, 7/01/20
       10,215   Metropolitan Transportation Authority, New York, Commuter                   7/07 at 101          AAA      10,431,149
                 Facilities Revenue Bonds, Series 1997C, 5.375%, 7/01/27
        2,650   Metropolitan Transportation Authority, New York, Commuter                   7/07 at 101          AAA       2,618,227
                 Facilities Revenue Bonds, Series 1997E, 5.000%, 7/01/21
        1,000   Metropolitan Transportation Authority, New York, Commuter                   7/08 at 101          AAA       1,010,730
                 Facilities Revenue Bonds, Series 1998A, 5.250%, 7/01/28
        3,505   Metropolitan Transportation Authority, New York, Transit Facilities     7/07 at 101 1/2          AAA       3,669,455
                 Revenue Bonds, Series 1997A, 5.625%, 7/01/25
        2,300   Niagara Frontier Transportation Authority, Airport Revenue                  4/09 at 101          AAA       2,385,468
                 Bonds (Buffalo/Niagara International Airport), Series 1999A,
                 5.625%, 4/01/29 (Alternative Minimum Tax)
        5,000   The Port Authority of New York and New Jersey, Consolidated                10/07 at 101          AAA       5,227,450
                 Bonds, One Hundred and Twentieth Series, 5.750%, 10/15/26
                 (Alternative Minimum Tax)
        5,025   The Port Authority of New York and New Jersey, Special                     12/07 at 100          AAA       5,266,602
                 Project Bonds (JFK International Air Terminal LLC Project),
                 Series 6, 5.750%, 12/01/25 (Alternative Minimum Tax) Puerto
                Rico Ports Authority, Revenue Bonds, Series D:
        5,250    7.000%, 7/01/14 (Alternative Minimum Tax)                                  7/01 at 102          AAA       5,396,108
       11,500    6.000%, 7/01/21 (Alternative Minimum Tax)                                  7/01 at 100          AAA      11,541,630

------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 13.7%

          525   City of Buffalo, New York, School Serial Bonds, Series 1999-E,             12/09 at 101          AAA         604,349
                 6.000%, 12/01/18 (Pre-refunded to 12/01/09)
          425   City of Buffalo, New York, General Improvement Bonds, 1999 Series D,       12/09 at 101          AAA         489,235
                 6.000%, 12/01/19 (Pre-refunded to 12/01/09)
        5,500   Metropolitan Transportation Authority, New York, Commuter Facilities        7/02 at 102          AAA       5,817,845
                 Revenue Bonds, Series 1992B, 6.250%, 7/01/17
                 (Pre-refunded to 7/01/02)
                County of Nassau, New York, General Obligation Refunding Bonds
                (Combined Sewer Districts), Series 1991A:
        1,075    6.800%, 7/01/11 (Pre-refunded to 7/01/01)                                  7/01 at 102          AAA       1,106,433
        1,065    6.800%, 7/01/12 (Pre-refunded to 7/01/01)                                  7/01 at 102          AAA       1,096,141
        1,055    6.800%, 7/01/13 (Pre-refunded to 7/01/01)                                  7/01 at 102          AAA       1,085,848
        1,045    6.800%, 7/01/14 (Pre-refunded to 7/01/01)                                  7/01 at 102          AAA       1,075,556
        1,030    6.800%, 7/01/15 (Pre-refunded to 7/01/01)                                  7/01 at 102          AAA       1,060,117
                The City of New York, New York, General Obligation Bonds, Fiscal
                1991 Series B:
        1,950    7.000%, 6/01/04 (Pre-refunded to 6/01/01)                              6/01 at 101 1/2          AAA       1,992,003
        1,550    7.000%, 6/01/04                                                        6/01 at 101 1/2          AAA       1,583,186
                The City of New York, New York, General Obligation Bonds, Fiscal
                1990 Series I:
        1,270    7.250%, 8/15/17                                                            8/01 at 100          AAA       1,289,507
          950    7.250%, 8/15/14                                                            8/01 at 100          AAA       1,014,467
        3,030   The City of New York, New York, General Obligation Bonds,               9/01 at 100 3/4          AAA       3,109,386
                 Fiscal 1991 Series A, 7.250%, 3/15/18

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (continued)

$       1,135   Dormitory Authority of the State of New York, Judicial Facilities          No Opt. Call          AAA   $   1,407,548
                 Lease Revenue Bonds (Suffolk County Issue), Series 1986,
                 7.375%, 7/01/16
        1,000   Dormitory Authority of the State of New York, Cooper Union Insured          7/01 at 102          AAA       1,030,070
                 Revenue Bonds, Series 1990, 7.200%, 7/01/20 (Pre-refunded
                 to 7/01/01)
          305   Dormitory Authority of the State of New York, New York University           7/01 at 102          AAA         313,311
                 Insured Revenue Bonds, Series 1991, 6.000%, 7/01/15
                 (Pre-refunded to 7/01/01)
        5,000   New York State Housing Finance Agency, State University                    No Opt. Call          AAA       5,668,350
                 Construction Refunding Bonds, 1986 Series A, 7.900%, 11/01/06
        8,625   New York State Medical Care Facilities Finance Agency, Project              5/01 at 102          AAA       8,826,480
                 Revenue Bonds (The Mary Imogene Bassett Hospital), 1991 Series A,
                 7.125%, 11/01/20 (Pre-refunded to 5/01/01)
        3,140   New York State Medical Care Facilities Finance Agency, Mental               2/05 at 102          AAA       3,473,876
                 Health Services Facilities Improvement Revenue Bonds,
                 1995 Series A, 6.000%, 2/15/25 (Pre-refunded to 2/15/05)
        1,895   New York State Medical Care Facilities Finance Agency, Mental               2/02 at 102          AAA       1,983,288
                 Health Services Facilities Improvement Revenue Bonds,
                 1992 Series B, 6.250%, 8/15/18 (Pre-refunded to 2/15/02)
        1,635   New York State Medical Care Facilities Finance Agency, Mental               8/04 at 102          AAA       1,811,220
                 Health Services Facilities Improvement Revenue Bonds,
                 1994 Series E, 6.250%, 8/15/19 (Pre-refunded to 8/15/04)
        6,000   New York State Medical Care Facilities Finance Agency, New York             2/05 at 102          AAA       6,808,980
                 Hospital FHA-Insured Mortgage Revenue Bonds, Series 1994A,
                 6.800%, 8/15/24 (Pre-refunded to 2/15/05)
        4,150   New York State Thruway Authority, General Revenue Bonds,                    1/05 at 102          AAA       4,583,717
                 Series C, 6.000%, 1/01/25 (Pre-refunded to 1/01/05)

------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 9.1%

                Long Island Power Authority, New York, Electric System General
                Revenue Bonds, Series 1998A:
        7,000    5.125%, 12/01/22                                                           6/08 at 101          AAA       6,945,190
        3,000    5.750%, 12/01/24                                                           6/08 at 101          AAA       3,174,510
        3,000    5.250%, 12/01/26                                                           6/08 at 101          AAA       3,016,050
        5,000   Long Island Power Authority, New York, Electric System General              9/11 at 100          AAA       5,042,500
                 Revenue Bonds, Series 2001A, 5.250%, 9/01/28 (DD, settling 4/02/01)
        5,000   New York State Energy Research and Development Authority,               7/01 at 100 1/2           A+       5,075,000
                 Electric Facilities Revenue Bonds (Consolidated Edison Company
                 of New York, Inc. Project), Series 1991A, 7.500%, 1/01/26
                 (Alternative Minimum Tax)
        2,500   New York State Energy Research and Development Authority,                   5/02 at 102          AAA       2,616,775
                 Adjustable Rate Gas Facilities Revenue Bonds (The Brooklyn
                 Union Gas Company Project), Series 1989B, 6.750%, 2/01/24
                 (Alternative Minimum Tax)
        2,250   New York State Energy Research and Development Authority, Gas               7/03 at 102          AAA       2,303,978
                 Facilities Revenue Bonds (The Brooklyn Union Gas Company
                 Project), Series C, 5.600%, 6/01/25 (Alternative Minimum Tax)
        1,000   New York State Energy Research and Development Authority,                   7/05 at 102          AAA       1,057,120
                 Adjustable Rate Pollution Control Revenue Bonds (New York State
                 Electric and Gas Corporation Project), 1987 Series A, 6.150%, 7/01/26
                 (Alternative Minimum Tax)
        2,500   New York State Energy Research and Development Authority,                   5/02 at 102          AAA       2,588,500
                 Pollution Control Revenue Bonds (Rochester Gas and Electric
                 Corporation Projects), Series 1992B, 6.500%, 5/15/32
                 (Alternative Minimum Tax)
        2,000   New York State Energy Research and Development Authority,                   9/08 at 102          AAA       2,141,400
                 Pollution Control Revenue Bonds (Rochester Gas and Electric
                 Corporation Project), Series 1998A, 5.950%, 9/01/33 (Alternative
                 Minimum Tax)
        2,000   New York State Energy Research and Development Authority,                   7/01 at 101          AAA       2,032,400
                 Facilities Revenue Bonds (Consolidated Edison Company of
                 New York, Inc. Project), Series 1992A, 6.750%, 1/15/27
                 (Alternative Minimum Tax)
        2,000   New York State Energy Research and Development Authority,                  12/01 at 101          AAA       2,037,660
                 Facilities Revenue Bonds (Consolidated Edison Company of
                 New York, Inc. Project), Series 1992B, 6.375%, 12/01/27
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 8.3%

        3,655   Municipal Water Finance Authority, Buffalo, New York, Water System          7/09 at 101          AAA       3,976,677
                 Revenue Bonds, Series 1999, 6.000%, 7/01/29
        2,115   Town of Clifton Park Water Authority, New York, Water System               10/03 at 102          AAA       2,048,354
                 Revenue Bonds, Series 1993, 5.000%, 10/01/26


                            Nuveen New York Investment Quality Municipal Fund, Inc. (NQN) (continued)

                                    Portfolio of Investments March 31, 2001 (Unaudited)

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

$       5,000   New York City Municipal Water Finance Authority, Water and Sewer            6/06 at 101          AAA   $   5,231,550
                 System Revenue Bonds, Fiscal 1996 Series B, 5.750%, 6/15/26
        2,000   New York City Municipal Water Finance Authority, Water and                  6/05 at 101          AAA       2,092,200
                 Sewer System Revenue Bonds, Fiscal 1996 Series A,
                 5.875%, 6/15/25
        1,000   New York City Municipal Water Finance Authority, Water and                  6/08 at 101          AAA         934,320
                 Sewer System Revenue Bonds, Fiscal 1998 Series D,
                 4.750%, 6/15/25
        1,000   New York City Municipal Water Finance Authority, Water and                  6/07 at 101          AAA       1,050,700
                 Sewer System Revenue Bonds, Fiscal 1997 Series B,
                 5.750%, 6/15/29
        5,000   New York City Municipal Water Finance Authority, Water and                  6/08 at 101          AAA       4,622,950
                 Sewer System Revenue Bonds, Fiscal 1999 Series A,
                 4.750%, 6/15/31
        4,750   New York City Municipal Water Finance Authority, Water and                  6/09 at 101          AAA       4,901,950
                 Sewer System Revenue Bonds, Fiscal 2000 Series A,
                 5.500%, 6/15/32
        2,000   New York City Municipal Water Finance Authority, Water and                  6/10 at 101          AAA       2,204,440
                 Sewer System Revenue Bonds, Fiscal 2000 Series B,
                 6.100%, 6/15/31
        5,000   Suffolk County Water Authority, New York, Water System Revenue              6/03 at 102          AAA       5,008,050
                 Bonds, Series 1994, 5.000%, 6/01/17
        2,750   Western Nassau County Water Authority, System Revenue Bonds,                5/06 at 102          AAA       2,857,910
                 Series 1995, 5.650%, 5/01/26
------------------------------------------------------------------------------------------------------------------------------------
$     398,040   Total Investments (cost $382,470,173) - 97.6%                                                            408,479,939
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.4%                                                                      10,074,403
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $ 418,554,342
                ====================================================================================================================



                    All of the bonds in the portfolio are either covered by Original Issue Insurance, Secondary Market Insurance or
                    Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings:  Using  the  higher  of  Standard  & Poor's or
                         Moody's rating.

                    (DD) Security purchased on a delayed delivery basis.

                                 See accompanying notes to financial statements.

                            Nuveen New York Select Quality Municipal Fund, Inc. (NVN)

                            Portfolio of
                                       Investments March 31, 2001 (Unaudited)

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 15.1%

                Industrial Development Agency, Town of Amherst, New York, Civic
                Facility Revenue Bonds (UBF Faculty-Student Housing Corporation
                - Village Green Project), Series 2000A:
$       1,315    5.625%, 8/01/20                                                            8/10 at 102          AAA   $   1,395,307
          610    5.750%, 8/01/25                                                            8/10 at 102          AAA         654,371
          500   Industrial Development Agency, Town of Amherst, New York, Civic             8/10 at 102          AAA         530,535
                 Facility Revenue Bonds (UBF Faculty-Student Housing
                 Corporation - Lakeside Cottage Project), Series 2000B,
                 5.625%, 8/01/20
        1,000   Nassau County Industrial Development Agency, New York, Civic                7/08 at 102          AAA         979,280
                 Facility Revenue and Refunding Bonds (Hofstra University Project),
                 Series 1998, 5.000%, 7/01/23
        1,000   The Trust for Cultural Resources of the City of New York, Revenue           7/09 at 101          AAA       1,066,760
                 Bonds (American Museum of Natural History), Series 1999A,
                 5.750%, 7/01/29
        7,250   New York City Industrial Development Agency, Civic Facility Revenue         1/09 at 101          AAA       6,998,425
                 Bonds (Horace Mann School Project), 5.000%, 7/01/28
        6,000   Dormitory Authority of the State of New York, New York, St. John's          7/01 at 102          AAA       6,175,860
                 University Insured Revenue Bonds, Series 1991, 6.875%, 7/01/11
        3,920   Dormitory Authority of the State of New York, Rensselaer Polytechnic        7/01 at 102          AAA       4,031,289
                 Institute Insured Revenue Bonds, Series 1991, 6.500%, 7/01/06
       12,875   Dormitory Authority of the State of New York, Mount Sinai School of         7/01 at 102          AAA      13,228,033
                 Medicine Insured Revenue Bonds, Series 1991, 6.750%, 7/01/15
        1,870   Dormitory Authority of the State of New York, Fordham University            7/01 at 101          AAA       1,912,599
                 Insured Revenue Bonds, Series 1990, 7.200%, 7/01/15
        1,175   Dormitory Authority of the State of New York, City University System        7/05 at 102          AAA       1,189,817
                 Consolidated Third General Resolution Revenue Bonds,
                 1995 Series 1, 5.375%, 7/01/25
        2,000   Dormitory Authority of the State of New York, Siena College Insured         7/07 at 102          AAA       2,117,580
                 Revenue Bonds, Series 1997, 5.750%, 7/01/26
        4,000   Dormitory Authority of the State of New York, Fordham University            7/08 at 101          AAA       3,903,720
                 Insured Revenue Bonds, Series 1998, 5.000%, 7/01/28
        3,120   Dormitory Authority of the State of New York, City University System        1/08 at 102          AAA       3,178,594
                 Consolidated Third General Resolution Revenue Bonds, 1997 Series 1,
                 5.375%, 7/01/24
        4,500   Dormitory Authority of the State of New York, Ithaca College Insured        7/08 at 101          Aaa       4,429,260
                 Revenue Bonds, Series 1998, 5.000%, 7/01/21
        1,500   Dormitory Authority of the State of New York, Upstate Community             7/10 at 101          AAA       1,606,290
                 College Revenue Bonds, Series 2000A, 5.750%, 7/01/29
                Dormitory Authority of the State of New York, University of Rochester,
                2000A Revenue Bonds:
        1,990    0.000%, 7/01/17                                                            7/10 at 101          AAA       1,270,715
        2,235    0.000%, 7/01/18                                                            7/10 at 101          AAA       1,420,387
        2,495    0.000%, 7/01/19                                                            7/10 at 101          AAA       1,578,487
        1,870    0.000%, 7/01/21                                                            7/10 at 101          AAA       1,177,745
          500   Dormitory Authority of the State of New York, Pace University Insured       7/10 at 102          AAA         547,780
                 Revenue Bonds, Series 2000, 6.000%, 7/01/29
        5,000   Dormitory Authority of the State of New York, State University              5/06 at 102          AAA       5,128,400
                 Educational Facilities Revenue Bonds, Series 1996, 5.500%, 5/15/26
        9,385   Dormitory Authority of the State of New York, New York University           7/01 at 102          AAA       9,619,907
                 Insured Revenue Bonds, Series 1991, 6.000%, 7/01/15
        2,485   Dormitory Authority of the State of New York, City University System        7/10 at 100          AAA       2,474,762
                 Consolidated Fourth General Resolution Revenue Bonds,
                 2000 Series A, 5.125%, 7/01/24
                Dormitory Authority of the State of New York, Canisius College
                Revenue Bonds, Series 2000:
        1,000    5.100%, 7/01/20                                                            7/11 at 101          AAA         999,550
        2,875    5.250%, 7/01/30                                                            7/11 at 101          AAA       2,902,744
        2,500   Dormitory Authority of the State of New York, New York University          No Opt. Call          AAA       2,690,975
                 Revenue Bonds, Series 2001-1, 5.500%, 7/01/40 (WI, settling 5/03/01)


                            Nuveen New York Select Quality Municipal Fund, Inc. (NVN) (continued)

                                Portfolio of Investments March 31, 2001 (Unaudited)

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                HEALTHCARE - 5.3%

                Dormitory Authority of the State of New York, St. Vincent's Hospital
                and Medical Center of New York, FHA-Insured Mortgage Revenue
                Bonds, Series 1991:
$       3,985    7.375%, 8/01/11                                                            8/01 at 102          AAA   $   4,115,469
        4,150    7.400%, 8/01/30                                                            8/01 at 102          AAA       4,276,077
        3,985   Dormitory Authority of the State of New York, Millard Fillmore              8/04 at 105          AAA       4,021,742
                 Hospitals, FHA-Insured Mortgage Hospital Revenue Bonds,
                 Series 1997, 5.375%, 2/01/32
          765   Dormitory Authority of the State of New York, Maimonides Medical           No Opt. Call          AAA         790,543
                 Center, FHA-Insured Mortgage Hospital Revenue Bonds,
                 Series 1996A, 5.500%, 8/01/14
       10,000   Dormitory Authority of the State of New York, The New York and              2/08 at 101          AAA       9,559,300
                 Presbyterian Hospital, FHA-Insured Mortgage Hospital Revenue
                 Bonds, Series 1998, 5.000%, 8/01/32
        6,430   Dormitory Authority of the State of New York, Catholic Health               7/09 at 101          AAA       6,619,878
                 Services of Long Island Obligated Group, St. Francis Hospital
                 Revenue Bonds, Series 1999A, 5.500%, 7/01/24

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 5.5%

        4,000   New York City Housing Development Corporation, Multi-Unit                   6/01 at 102          AAA       4,097,000
                 Mortgage Refunding Bonds (FHA-Insured Mortgage Loans),
                 1991 Series A, 7.350%, 6/01/19
       15,000   New York City Housing Development Corporation, Multifamily                  4/01 at 105          AAA      15,770,850
                 Housing Limited Obligation Bonds (Pass Through Certificates),
                 Series 1991A, 6.500%, 2/20/19
                New York State Housing Finance Agency, Housing Project Mortgage
                Revenue Bonds, 1996 Series A Refunding:
          980    6.100%, 11/01/15                                                           5/06 at 102          AAA       1,043,631
        3,980    6.125%, 11/01/20                                                           5/06 at 102          AAA       4,183,657
        5,000   New York State Urban Development Corporation, Section 236 Revenue           1/02 at 102          AAA       5,202,000
                 Bonds, Series 1992A, 6.750%, 1/01/26

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 0.3%

        1,500   State of New York Mortgage Agency, Homeowner Mortgage Revenue               9/04 at 102          AAA       1,597,920
                 Bonds, Series 43, 6.450%, 10/01/17

------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 0.4%

        2,000   Industrial Development Agency, Town of Babylon, New York, Civic             8/10 at 101          AAA       2,164,420
                 Facility Revenue Bonds (WSNCHS East, Inc. Project), Series 2000B,
                 6.000%, 8/01/24

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 10.6%

        1,200   Town of Brookhaven, Suffolk County, New York, Various Purposes             10/02 at 102          AAA       1,274,388
                 Serial Bonds, 1991 Series B, 6.400%, 10/01/11
                City of Buffalo, New York, Refunding Serial Bonds, Series 1991:
          530    6.250%, 2/01/11                                                            8/01 at 101          AAA         540,844
          760    6.250%, 2/01/13                                                            8/01 at 101          AAA         775,550
          760    6.250%, 2/01/15                                                            8/01 at 101          AAA         775,550
                East Rochester Union Free School District, Monroe County, New
                York, Serial Bonds, Series 2000:
          300    5.750%, 6/15/17                                                            6/09 at 101          Aaa         323,379
          350    5.750%, 6/15/18                                                            6/09 at 101          Aaa         375,792
          365    5.750%, 6/15/19                                                            6/09 at 101          Aaa         390,868
                County of Erie, New York, Public Improvement General Obligation
                Serial Bonds, Series 1999A:
          700    5.500%, 10/01/17                                                          10/09 at 101          AAA         740,817
          700    5.250%, 10/01/19                                                          10/09 at 101          AAA         715,022
                Longwood Central School District, Suffolk County, New York, Serial
                Bonds, Series 2000:
        1,000    5.750%, 6/15/19                                                            6/11 at 101          Aaa       1,084,150
        1,000    5.750%, 6/15/20                                                            6/11 at 101          Aaa       1,083,310
                Lyndonville Central School District, Orleans County, New York,
                School District Serial Bonds, Series 2000:
          340    5.750%, 6/01/18                                                            6/08 at 101          Aaa         363,392
          340    5.750%, 6/01/19                                                            6/08 at 101          Aaa         362,539
        2,500   County of Nassau, New York, Serial General Improvement Bonds                6/09 at 102          AAA       2,528,300
                 (General Obligations), Series B, 5.250%, 6/01/23
                The City of New York, New York, General Obligation Bonds, Fiscal
                1992 Series C:
           45    6.250%, 8/01/10                                                        8/02 at 101 1/2          AAA          47,272
           45    6.625%, 8/01/14                                                        8/02 at 101 1/2          AAA          47,389
        3,100   The City of New York, New York, General Obligation Bonds,               9/01 at 100 3/4          AAA       3,142,408
                 Fiscal 1991 Series A, 7.250%, 3/15/19

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$       4,150   The City of New York, New York, General Obligation Bonds,                   8/08 at 101          AAA   $   4,126,843
                 Fiscal 1998 Series H, 5.125%, 8/01/25
        5,000   The City of New York, New York, General Obligation Bonds,                   4/09 at 101          AAA       4,869,700
                 Fiscal 1999 Series I, 5.000%, 4/15/29
        3,000   Town of North Hempstead, Nassau County, New York, General                   3/08 at 101          Aaa       2,929,980
                 Obligation Refunding Serial Bonds, 1998 Series B, 4.750%, 3/01/18
                Town of North Hempstead, Nassau County, New York, General
                Obligation Bonds, 1999 Series B:
        2,135    5.875%, 7/15/18                                                            7/09 at 101          Aaa       2,320,745
        2,255    5.875%, 7/15/19                                                            7/09 at 101          Aaa       2,444,713
                County of Oneida, New York, Public Improvement Bonds (General
                Obligations), Series 2000:
          100    5.375%, 4/15/18                                                            4/09 at 102          AAA         103,931
          100    5.375%, 4/15/19                                                            4/09 at 102          AAA         103,529
        2,250   Commonwealth of Puerto Rico, Public Improvement Bonds of 1998,              7/08 at 101          AAA       2,201,985
                 4.875%, 7/01/23
        8,000   Commonwealth of Puerto Rico, Public Improvement Refunding                   7/08 at 101          AAA       7,382,160
                 Bonds (General Obligations), Series 1998, 4.500%, 7/01/23
                Putnam Valley Central School District, Putnam and Westchester
                Counties, New York, General Obligation Bonds, Series 1999:
          525    5.875%, 6/15/17                                                            6/10 at 100          Aaa         573,305
          525    5.875%, 6/15/18                                                            6/10 at 100          Aaa         570,843
          525    5.875%, 6/15/20                                                            6/10 at 100          Aaa         569,210
          525    5.875%, 6/15/21                                                            6/10 at 100          Aaa         567,987
          525    5.875%, 6/15/22                                                            6/10 at 100          Aaa         567,578
          525    5.875%, 6/15/23                                                            6/10 at 100          Aaa         566,769
          525    5.875%, 6/15/24                                                            6/10 at 100          Aaa         565,955
          525    5.875%, 6/15/26                                                            6/10 at 100          Aaa         565,551
          525    5.875%, 6/15/28                                                            6/10 at 100          Aaa         565,551
                Rensselaer County, New York, General Obligation Serial Bonds,
                Series 1991:
          960    6.700%, 2/15/16                                                           No Opt. Call          AAA       1,169,203
          960    6.700%, 2/15/17                                                           No Opt. Call          AAA       1,169,040
          960    6.700%, 2/15/18                                                           No Opt. Call          AAA       1,170,134
          960    6.700%, 2/15/19                                                           No Opt. Call          AAA       1,172,842
          960    6.700%, 2/15/20                                                           No Opt. Call          AAA       1,177,498
          747    6.700%, 2/15/21                                                           No Opt. Call          AAA         917,264
                The City of Rochester, New York, General Obligation Serial Bonds,
                Series 1999:
          735    5.250%, 10/01/20                                                          No Opt. Call          AAA         771,331
          735    5.250%, 10/01/21                                                          No Opt. Call          AAA         768,523
          730    5.250%, 10/01/22                                                          No Opt. Call          AAA         762,237
          730    5.250%, 10/01/23                                                          No Opt. Call          AAA         762,054
          730    5.250%, 10/01/24                                                          No Opt. Call          AAA         761,777
          730    5.250%, 10/01/25                                                          No Opt. Call          AAA         761,419
          725    5.250%, 10/01/26                                                          No Opt. Call          AAA         755,776

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 18.0%

        1,000   Battery Park City Authority, Senior Revenue Refunding Bonds,               11/03 at 102          AAA       1,012,330
                 Series 1993A, 5.250%, 11/01/17
        3,000   Metropolitan Transportation Authority, New York, Dedicated Tax              4/07 at 101          AAA       3,034,170
                 Fund Bonds, Series 1996A, 5.250%, 4/01/26
       11,000   Metropolitan Transportation Authority, New York, Dedicated Tax              4/08 at 101          AAA      10,339,120
                 Fund Bonds, Series 1998A, 4.750%, 4/01/28
                Metropolitan Transportation Authority, New York, Dedicated Tax
                Fund Bonds, Series 1999A:
        4,000    5.000%, 4/01/17                                                            4/09 at 101          AAA       4,045,520
        1,000    5.250%, 4/01/23                                                            4/09 at 101          AAA       1,016,730
        5,875   New York City Transit Authority, Metropolitan Transportation                1/10 at 101          AAA       5,925,819
                 Authority, Triborough Bridge and Tunnel Authority, Certificates of
                 Participation, Series 1999A, 5.250%, 1/01/29
        5,225   New York City Transit Authority, Metropolitan Transportation                1/10 at 101          AAA       5,634,692
                 Authority, Triborough Bridge and Tunnel Authority, Certificates of
                 Participation, Series 2000A, 5.875%, 1/01/30
        2,000   New York City Transitional Finance Authority, Future Tax Secured            8/07 at 101          AAA       1,952,640
                 Bonds, Fiscal 1998 Series A, 5.000%, 8/15/27
        2,000   New York City Transitional Finance Authority, Future Tax Secured            5/08 at 101          AAA       1,775,340
                 Bonds, Fiscal 1998 Series B, 4.500%, 11/15/27
        5,250   Dormitory Authority of the State of New York, Court Facilities Lease        5/10 at 101          AAA       5,618,603
                 Revenue Bonds (The City of New York Issue), Series 1999,
                 5.750%, 5/15/30

                            Nuveen New York Select Quality Municipal Fund, Inc. (NVN) (continued)

                                Portfolio of Investments March 31, 2001 (Unaudited)

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/LIMITED (continued)

$         505   Dormitory Authority of the State of New York, Judicial Facilities      4/01 at 114 5/32         Baa1   $     578,220
                 Lease Revenue Bonds (Suffolk County Issue), Series 1991A,
                 9.500%, 4/15/14
        5,000   Dormitory Authority of the State of New York, Insured Revenue               7/04 at 102          AAA       5,266,300
                 Bonds (Leake and Watts Services, Inc.), Series 1994,
                 6.000%, 7/01/23
        5,190   Dormitory Authority of the State of New York, Mental Health Services        2/06 at 102          AAA       5,267,072
                 Facilities Improvement Revenue Bonds, Series 1996B,
                 5.375%, 2/15/26
        7,145   Dormitory Authority of the State of New York, Special Act School            7/09 at 101          AAA       7,653,295
                 Districts Program Insured Revenue Bonds, Series 1999,
                 5.750%, 7/01/19
        3,000   Dormitory Authority of the State of New York, Mental Health                 2/07 at 102          AAA       3,169,770
                 Services Facilities Improvement Revenue Bonds, Series 1997A,
                 5.750%, 8/15/22
        2,000   New York State Environmental Facilities Corporation, Riverbank              4/07 at 100          AAA       1,989,820
                 State Park Special Obligation Refunding Revenue Bonds,
                 1996 Series, 5.125%, 4/01/22
        4,400   New York Local Government Assistance Corporation, Refunding                 4/03 at 102          AAA       4,492,488
                 Bonds, Series 1993B, 5.500%, 4/01/21
           20   New York State Medical Care Facilities Finance Agency, Mental               2/05 at 102          AAA          21,080
                 Health Services Facilities Improvement Revenue Bonds,
                 1995 Series A, 6.000%, 2/15/25
          365   New York State Medical Care Facilities Finance Agency, Mental               2/02 at 102          AAA         376,508
                 Health Services Facilities Improvement Revenue Bonds,
                 1992 Series B, 6.250%, 8/15/18
        4,000   New York State Medical Care Facilities Finance Agency, Mental               2/02 at 100          AAA       4,012,400
                 Health Services Facilities Improvement Revenue Bonds,
                 Series 1992A, 5.500%, 8/15/21
       10,000   New York State Urban Development Corporation, Correctional                  1/05 at 102          AAA      10,198,900
                 Facilities Revenue Bonds, Series 5, 5.500%, 1/01/25
        5,000   New York State Urban Development Corporation, Correctional                  1/09 at 101          AAA       5,420,500
                 Facilities Service Contract Revenue Bonds, Series C,
                 6.000%, 1/01/29
                New York State Urban Development Corporation, Empire State
                Development Corporation, Correctional Facilities Service
                Contract Revenue Bonds, Series C:
        2,175    5.125%, 1/01/22                                                            1/11 at 100          AAA       2,172,064
        6,000    5.125%, 1/01/23                                                            1/11 at 100          AAA       5,983,920
        2,000    5.250%, 1/01/30                                                            1/11 at 100          AAA       2,017,300

------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 8.2%

        5,010   Metropolitan Transportation Authority, New York, Commuter Facilities    7/07 at 101 1/2          AAA       5,237,454
                 Revenue Bonds, Series 1997A, 5.625%, 7/01/27
        7,000   Metropolitan Transportation Authority, New York, Commuter Facilities        7/07 at 101          AAA       7,148,120
                 Revenue Bonds, Series 1997C, 5.375%, 7/01/27
                Metropolitan Transportation Authority, New York, Commuter Facilities
                Revenue Bonds, Series 1998A:
        3,000    5.000%, 7/01/23                                                            7/08 at 101          AAA       2,954,250
        4,695    5.250%, 7/01/28                                                            7/08 at 101          AAA       4,745,377
        5,000   Metropolitan Transportation Authority, New York, Transit Facilities     7/02 at 101 1/2          AAA       5,264,900
                 Revenue Bonds, Series K, 6.250%, 7/01/11
        2,500   Niagara Frontier Transportation Authority, Airport Revenue Bonds            4/09 at 101          AAA       2,592,900
                 (Buffalo/Niagara International Airport), Series 1999A,
                 5.625%, 4/01/29 (Alternative Minimum Tax)
       10,000   The Port Authority of New York and New Jersey, Consolidated                11/01 at 101          AA-      10,241,600
                 Bonds, Seventy-Sixth Series, 6.500%, 11/01/26
                 (Alternative Minimum Tax)
        7,000   The Port Authority of New York and New Jersey, Consolidated                10/07 at 101          AAA       7,318,430
                 Bonds, One Hundred and Twentieth Series, 5.750%, 10/15/26
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 14.1%

        2,000   Metropolitan Transportation Authority, New York, Commuter                   7/02 at 102          AAA       2,115,580
                 Facilities Revenue Bonds, Series 1992B, 6.250%, 7/01/17
                 (Pre-refunded to 7/01/02)
        5,000   Nassau County Industrial Development Agency, Civic Facility                 8/01 at 102          AAA       5,160,750
                 Revenue Bonds (Hofstra University Project), Series 1991,
                 6.750%, 8/01/11 (Pre-refunded to 8/01/01) The City of New York,
                New York, General Obligation Bonds, Fiscal 1992 Series C:
        4,955    6.250%, 8/01/10 (Pre-refunded to 8/01/02)                              8/02 at 101 1/2          AAA       5,229,358
        4,955    6.625%, 8/01/14 (Pre-refunded to 8/01/02)                              8/02 at 101 1/2          AAA       5,253,489
        1,500   The City of New York, New York, General Obligation Bonds, Fiscal        9/01 at 100 3/4          AAA       1,539,300
                 1991 Series A, 7.250%, 3/15/18
        3,000   The City of New York, New York, General Obligation Bonds, Fiscal            4/01 at 100          AAA       3,119,280
                 1990 Series B, 7.000%, 10/01/19
        5,000   New York City Municipal Water Finance Authority, Water and              6/01 at 101 1/2          AAA       5,115,200
                 Sewer System Revenue Bonds, Fiscal  1991 Series C,
                 7.000%, 6/15/16 (Pre-refunded to 6/15/01)

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                U.S. GUARANTEED (continued)

$       5,000   The Trust for Cultural Resources of the City of New York, Revenue           1/02 at 102          AAA   $   5,230,450
                 Refunding Bonds (The Museum of Modern Art), Series 1991A,
                 6.625%, 1/01/19 (Pre-refunded to 1/01/02)
                State of New York, Serial Bonds:
        4,055    6.750%, 8/01/08 (Pre-refunded to 8/01/01)                                  8/01 at 102          AAA       4,185,368
        4,055    6.750%, 8/01/10 (Pre-refunded to 8/01/01)                                  8/01 at 102          AAA       4,185,368
        5,000   New York State Dormitory Authority, State University Educational            5/02 at 102          AAA       5,296,050
                 Facilities Revenue Bonds, Series 1991A, 6.750%, 5/15/21
                 (Pre-refunded to 5/15/02)
       10,930   Dormitory Authority of the State of New York, Ithaca College Insured        7/01 at 102          AAA      11,233,526
                 Revenue Bonds, Series 1991, 6.250%, 7/01/21
                 (Pre-refunded to 7/01/01)
          615   Dormitory Authority of the State of New York, New York University           7/01 at 102          AAA         631,759
                 Insured Revenue Bonds, Series 1991, 6.000%, 7/01/15
                 (Pre-refunded to 7/01/01)
        2,230   New York State Medical Care Facilities Finance Agency, Mental               2/05 at 102          AAA       2,467,116
                 Health Services Facilities Improvement Revenue Bonds,
                 1995 Series A, 6.000%, 2/15/25 (Pre-refunded to 2/15/05)
        4,260   New York State Medical Care Facilities Finance Agency,                      2/02 at 102          AAA       4,458,473
                 Mental Health Services Facilities Improvement Revenue
                 Bonds, 1992 Series B, 6.250%, 8/15/18 (Pre-refunded to 2/15/02)
        5,000   New York State Medical Care Facilities Finance Agency, New York,            2/05 at 102          AAA       5,674,150
                 Hospital FHA-Insured Mortgage Revenue Bonds, Series 1994A,
                 6.800%, 8/15/24 (Pre-refunded to 2/15/05)
                County of Suffolk, New York, Public Improvement Bonds,
                1991 Series A:
          790    6.500%, 10/01/11 (Pre-refunded to 10/01/01)                               10/01 at 102          AAA         819,238
          745    6.500%, 10/01/12 (Pre-refunded to 10/01/01)                               10/01 at 102          AAA         772,572
          720    6.500%, 10/01/13 (Pre-refunded to 10/01/01)                               10/01 at 102          AAA         746,647
          730    6.500%, 10/01/14 (Pre-refunded to 10/01/01)                               10/01 at 102          AAA         757,017
          735    6.500%, 10/01/15 (Pre-refunded to 10/01/01)                               10/01 at 102          AAA         762,202
          250    6.500%, 10/01/16 (Pre-refunded to 10/01/01)                               10/01 at 102          AAA         259,253
          245    6.500%, 10/01/17 (Pre-refunded to 10/01/01)                               10/01 at 102          AAA         254,067
          245    6.500%, 10/01/18 (Pre-refunded to 10/01/01)                               10/01 at 102          AAA         254,067
          240    6.500%, 10/01/19 (Pre-refunded to 10/01/01)                               10/01 at 102          AAA         248,882
                County of Suffolk, New York, Public Improvement Bonds,
                1991 Series B:
          265    6.500%, 10/01/11 (Pre-refunded to 10/01/01)                               10/01 at 102          AAA         274,808
          265    6.500%, 10/01/12 (Pre-refunded to 10/01/01)                               10/01 at 102          AAA         274,808
          270    6.500%, 10/01/13 (Pre-refunded to 10/01/01)                               10/01 at 102          AAA         279,993
          275    6.500%, 10/01/14 (Pre-refunded to 10/01/01)                               10/01 at 102          AAA         285,178
          280    6.500%, 10/01/15 (Pre-refunded to 10/01/01)                               10/01 at 102          AAA         290,363
          275    6.500%, 10/01/16 (Pre-refunded to 10/01/01)                               10/01 at 102          AAA         285,178
          280    6.500%, 10/01/17 (Pre-refunded to 10/01/01)                               10/01 at 102          AAA         290,363
          285    6.500%, 10/01/19 (Pre-refunded to 10/01/01)                               10/01 at 102          AAA         295,548

------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 13.5%

                Long Island Power Authority, New York, Electric System General
                Revenue Bonds, Series 1998A:
        8,300    5.125%, 12/01/22                                                           6/08 at 101          AAA       8,235,011
        7,000    5.250%, 12/01/26                                                           6/08 at 101          AAA       7,037,450
                Long Island Power Authority, New York, Electric System General
                Revenue Bonds, Series 2000A:
        4,000    0.000%, 6/01/24                                                           No Opt. Call          AAA       1,199,840
        4,000    0.000%, 6/01/25                                                           No Opt. Call          AAA       1,136,400
       15,000    0.000%, 6/01/26                                                           No Opt. Call          AAA       4,045,350
        3,000    0.000%, 6/01/27                                                           No Opt. Call          AAA         767,640
        4,500    0.000%, 6/01/28                                                           No Opt. Call          AAA       1,091,565
        3,000    0.000%, 6/01/29                                                           No Opt. Call          AAA         690,180
        6,000   Long Island Power Authority, New York, Electric System General              9/11 at 100          AAA       6,051,000
                 Revenue Bonds, Series 2001A, 5.250%, 9/01/28
                 (DD, settling 4/02/01)
       14,000   New York State Energy Research and Development Authority,               7/01 at 100 1/2           A+      14,210,000
                 Electric Facilities Revenue Bonds (Consolidated Edison Company
                 of New York, Inc. Project), Series 1991A, 7.500%, 1/01/26
                 (Alternative Minimum Tax)
       11,000   New York State Energy Research and Development Authority,                   5/02 at 102          AAA      11,513,810
                 Adjustable Rate Gas Facilities Revenue Bonds (The Brooklyn Union
                 Gas Company Project), Series 1989B, 6.750%, 2/01/24 (Alternative
                 Minimum Tax)
        3,000   New York State Energy Research and Development Authority,                   7/05 at 102          AAA       3,171,360
                 Adjustable Rate Pollution Control Revenue Bonds (New York State
                 Electric and Gas Corporation Project), 1987 Series A, 6.150%, 7/01/26
                 (Alternative Minimum Tax)
        3,000   New York State Energy Research and Development Authority,                  10/01 at 102          AAA       3,102,900
                 Pollution Control Refunding Revenue Bonds (Niagara Mohawk
                 Power Corporation Project), Series 1991A, 6.625%, 10/01/13

                            Nuveen New York Select Quality Municipal Fund, Inc. (NVN) (continued)

                                Portfolio of Investments March 31, 2001 (Unaudited)

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                UTILITIES (continued)

$       6,000   New York State Energy Research and Development Authority,                   9/08 at 102          AAA   $   6,424,200
                 Pollution Control Revenue Bonds (Rochester Gas and Electric
                 Corporation Project), Series 1998A, 5.950%, 9/01/33 (Alternative
                 Minimum Tax)
        2,500   New York State Energy Research and Development Authority,                   7/01 at 101          AAA       2,540,500
                 Facilities Revenue Bonds (Consolidated Edison Company of
                 New York, Inc. Project), Series 1992A, 6.750%, 1/15/27
                 (Alternative Minimum Tax)
        3,500   New York State Energy Research and Development Authority,                  12/01 at 101          AAA       3,565,905
                 Facilities Revenue Bonds (Consolidated Edison Company of
                 New York, Inc. Project), Series 1992B, 6.375%, 12/01/27
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 5.7%

        5,000   New York City Municipal Water Finance Authority, Water and                  6/06 at 101          AAA       5,231,550
                 Sewer System Revenue Bonds, Fiscal 1996 Series B, 5.750%, 6/15/26
        2,225   New York City Municipal Water Finance Authority, Water and                  6/06 at 101          AAA       2,255,260
                 Sewer System Revenue Bonds, Fiscal 1997 Series A, 5.375%, 6/15/26
        1,015   New York City Municipal Water Finance Authority, Water and                  6/08 at 101          AAA         948,335
                 Sewer System Revenue Bonds, Fiscal 1998 Series D, 4.750%, 6/15/25
       10,500   New York City Municipal Water Finance Authority, Water and                  6/09 at 101          AAA      10,835,895
                 Sewer System Revenue Bonds, Fiscal 2000 Series A, 5.500%, 6/15/32
                New York City Municipal Water Finance Authority, Water and Sewer
                System Revenue Bonds, Fiscal 2000 Series B:
        1,500    6.100%, 6/15/31                                                            6/10 at 101          AAA       1,653,330
        3,000    6.000%, 6/15/33                                                            6/10 at 101          AAA       3,281,010
        5,000   New York State Environmental Facilities Corporation, State Water            9/01 at 101          AAA       5,115,400
                 Pollution Control Revolving Fund Revenue Bonds (Pooled Loan Issue),
                 Series 1991B, 7.100%, 9/15/11
        1,300   New York State Environmental Facilities Corporation, Water                  6/02 at 102          AAA       1,345,682
                 Facilities Revenue Bonds (The New Rochelle Water Company
                 Project), Series 1992, 6.400%, 12/01/24 (Alternative Minimum Tax)
        2,230   Upper Mohawk Valley Regional Water Finance Authority, New York,            No Opt. Call          Aaa         715,313
                 Water System Revenue Bonds, Series 2000, 0.000%, 4/01/23
------------------------------------------------------------------------------------------------------------------------------------
$     548,532   Total Investments (cost $503,396,549) - 96.7%                                                            533,625,981
=============-----------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 0.5%

        1,500   The Port Authority of New York and New Jersey, Versatile                                         P-1       1,500,000
                 Structure Obligations, Series 2, Variable Rate Demand Bonds,
                 3.600%, 5/01/19+
        1,000   The Port Authority of New York and New Jersey, Versatile Structure                            VMIG-1       1,000,000
                 Obligations, Series 5, Variable Rate Demand Bonds, 3.700%, 8/01/24+
------------------------------------------------------------------------------------------------------------------------------------
$       2,500   Total Short-Term Investments (cost $2,500,000)                                                             2,500,000
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.8%                                                                      15,870,581
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $ 551,996,562
                ====================================================================================================================


                    All  of the  bonds  in the  portfolio,  excluding  temporary investments in short-term municipal  securities,  are either
                    covered  by  Original  Issue  Insurance,   Secondary  Market
                    Insurance or Portfolio Insurance, or are backed by an escrow or  trust  containing  sufficient  U.S.  Government  or U.S.
                    Government agency securities, any of which ensure the timely payment of principal and interest.

                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings:  Using  the  higher  of  Standard  & Poor's or
                         Moody's rating.

                    (DD) Security purchased on a delayed delivery basis.

                    (WI) Security purchased on a when-issued basis.

                    +    Security has a maturity of more than one year,  but has
                         variable rate and demand features which qualify it as a
                         short-term   security.   The  rate  disclosed  is  that
                         currently  in effect.  This rate  changes  periodically
                         based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

                            Nuveen New York Quality Income Municipal Fund, Inc. (NUN)

                            Portfolio of
                                       Investments March 31, 2001 (Unaudited)


   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                EDUCATION AND CIVIC ORGANIZATIONS - 16.7%

                Industrial Development Agency, Town of Amherst, New York, Civic
                Facility Revenue Bonds (UBF Faculty-Student Housing Corporation
                - Village Green Project), Series 2000A:
$       1,065    5.625%, 8/01/20                                                            8/10 at 102          AAA   $   1,130,040
          610    5.750%, 8/01/25                                                            8/10 at 102          AAA         654,371
          500   Industrial Development Agency, Town of Amherst, New York, Civic             8/10 at 102          AAA         530,535
                 Facility Revenue Bonds (UBF Faculty-Student Housing
                 Corporation - Lakeside Cottage Project), Series 2000B,
                 5.625%, 8/01/20
        2,940   County of Monroe Industrial Development Agency, New York,                   6/01 at 102          AAA       3,014,088
                 1986 Industrial Development Revenue Bonds (Wilmur Associates
                 Facility), Eastman Place Remarketing, 7.250%, 12/01/16
                 (Alternative Minimum Tax)
        6,350   Nassau County Industrial Development Agency, New York, Civic                7/08 at 102          AAA       6,218,428
                 Facility Revenue and Refunding Bonds (Hofstra University Project),
                 Series 1998, 5.000%, 7/01/23
        5,000   The Trust for Cultural Resources of the City of New York, Revenue           7/06 at 101          AAA       5,240,250
                 Bonds (The New York Botanical Garden), Series 1996,
                 5.800%, 7/01/26
        7,250   The Trust for Cultural Resources of the City of New York, Revenue           1/07 at 102          AAA       7,482,363
                 Refunding Bonds (The Museum of Modern Art), Series 1996A,
                 5.500%, 1/01/21
       14,500   The Trust for Cultural Resources of the City of New York, Revenue           4/07 at 101          AAA      15,125,095
                 Bonds (American Museum of Natural History), Series 1997A,
                 5.650%, 4/01/27
        4,775   New York City Industrial Development Agency, Civic Facility Revenue         6/07 at 102          AAA       4,804,032
                 Bonds (Trinity Episcopal School Corporation Project), 5.250%, 6/15/27
        1,000   Dormitory Authority of the State of New York, Mount Sinai School            7/01 at 102          AAA       1,027,420
                 of Medicine Insured Revenue Bonds, Series 1991, 6.750%, 7/01/15
        7,515   Dormitory Authority of the State of New York, Marist College Insured        7/02 at 102          AAA       7,860,615
                 Revenue Bonds, Series 1992, 6.000%, 7/01/22
        1,000   Dormitory Authority of the State of New York, Fordham University            7/04 at 102          AAA       1,021,610
                 Insured Revenue Bonds, Series 1994, 5.500%, 7/01/23
        1,000   Dormitory Authority of the State of New York, City University              No Opt. Call          AAA       1,111,140
                 System Consolidated Second General Resolution Revenue Bonds,
                 Series 1993A, 5.750%, 7/01/18
        1,970   Dormitory Authority of the State of New York, University of                 7/04 at 102          AAA       2,069,170
                 Rochester, Strong Memorial Hospital Revenue Bonds,
                 Series 1994, 5.900%, 7/01/17
        1,240   Dormitory Authority of the State of New York, Sarah Lawrence                7/05 at 102          AAA       1,315,070
                 College Revenue Bonds, Series 1995, 6.000%, 7/01/24
        8,500   Dormitory Authority of the State of New York, Ithaca College                7/07 at 102          AAA       8,553,040
                 Insured Revenue Bonds, Series 1997, 5.250%, 7/01/26
        1,150   Dormitory Authority of the State of New York, St. John's University         7/06 at 102          AAA       1,214,124
                  Insured Revenue Bonds, Series 1996, 5.600%, 7/01/16
        4,625   Dormitory Authority of the State of New York, Barnard College               7/07 at 101          AAA       4,653,860
                 Insured Revenue Bonds, Series 1996, 5.250%, 7/01/26
        7,000   Dormitory Authority of the State of New York, Fordham University            7/08 at 101          AAA       6,831,510
                 Insured Revenue Bonds, Series 1998, 5.000%, 7/01/28
        2,000   Dormitory Authority of the State of New York, City University System        7/08 at 102          AAA       1,953,580
                 Consolidated Third General Resolution Revenue Bonds,
                 1998 Series 1, 5.000%, 7/01/26
        1,525   Dormitory Authority of the State of New York, State University              5/08 at 101          AAA       1,422,581
                 Educational Facilities Revenue Bonds, Series 1998B,
                 4.750%, 5/15/28
        1,750   Dormitory Authority of the State of New York, Upstate Community             7/10 at 101          AAA       1,874,005
                 Colleges Revenue Bonds, Series 2000A, 5.750%, 7/01/29

                            Nuveen New York Quality Income Municipal Fund, Inc. (NUN) (continued)

                                Portfolio of Investments March 31, 2001 (Unaudited)


   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                EDUCATION AND CIVIC ORGANIZATIONS (continued)

                Dormitory Authority of the State of New York, University of
                Rochester Revenue Bonds, 2000 Series A:
$       1,990    0.000%, 7/01/17                                                            7/10 at 101          AAA   $   1,270,715
        2,230    0.000%, 7/01/18                                                            7/10 at 101          AAA       1,417,210
        2,495    0.000%, 7/01/19                                                            7/10 at 101          AAA       1,578,487
        1,870    0.000%, 7/01/21                                                            7/10 at 101          AAA       1,177,745
        2,000   Dormitory Authority of the State of New York, City University System        7/10 at 100          AAA       1,994,580
                 Consolidated Fourth General Resolution Revenue Bonds,
                 2000 Series A, 5.125%, 7/01/23
        1,000   Dormitory Authority of the State of New York, Revenue Bonds                No Opt. Call          AAA       1,076,390
                 (New York University), Series 2001-1, 5.500%, 7/01/40
                 (WI, settling 5/03/01)

------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 5.0%

        4,000   Dormitory Authority of the State of New York, Millard Fillmore              8/04 at 105          AAA       4,036,880
                 Hospitals, FHA-Insured Mortgage Hospital Revenue Bonds,
                 Series 1997, 5.375%, 2/01/32
        1,000   Dormitory Authority of the State of New York, The New York                  2/08 at 101          AAA         955,930
                 and Presbyterian Hospital, FHA-Insured Mortgage Hospital
                 Revenue Bonds, Series 1998, 5.000%, 8/01/32
        9,000   Dormitory Authority of the State of New York, Catholic Health               7/09 at 101          AAA       9,265,770
                 Services of Long Island Obligated Group, St. Francis Hospital
                 Revenue Bonds, Series 1999A, 5.500%, 7/01/24
        5,350   New York State Medical Care Facilities Finance Agency, Revenue             11/01 at 102          AAA       5,525,801
                 Bonds (Sisters of Charity Hospital of Buffalo Project),
                 1991 Series A, 6.625%, 11/01/18
        3,300   New York State Medical Care Facilities Finance Agency, Hospital             2/04 at 102          AAA       3,336,399
                 Insured Mortgage Revenue Bonds, 1994 Series A Refunding,
                 5.375%, 2/15/25
        3,000   New York State Medical Care Facilities Finance Agency, Montefiore           2/05 at 102          AAA       3,112,350
                 Medical Center, FHA-Insured Mortgage Revenue Bonds,
                 1995 Series A, 5.750%, 2/15/25
        1,915   New York State Medical Care Facilities Finance Agency, Health              11/05 at 102          AAA       2,069,809
                 Center Projects Revenue Bonds (Secured Mortgage Program),
                 Series 1995A, 6.375%, 11/15/19

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 7.3%

       12,475   New York City Housing Development Corporation, Multifamily                  4/01 at 105          AAA      13,116,090
                 Housing Limited Obligation Bonds (Pass Through Certificates),
                 Series 1991A, 6.500%, 2/20/19
        1,690   New York State Housing Finance Agency, Housing Project Mortgage             5/06 at 102          AAA       1,776,477
                 Revenue Bonds, 1996 Series A Refunding, 6.125%, 11/01/20
        1,575   New York State Housing Finance Agency, Insured Multifamily                  8/04 at 102          AAA       1,675,674
                 Mortgage Housing Revenue Bonds, 1994 Series B, 6.250%, 8/15/14
                New York State Urban Development Corporation, Section 236
                Revenue Bonds, Series 1992A:
        5,515    6.700%, 1/01/12                                                            1/02 at 102          AAA       5,751,428
       17,995    6.750%, 1/01/26                                                            1/02 at 102          AAA      18,721,998

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 1.1%

        1,995   State of New York Mortgage Agency, Homeowner Mortgage Revenue               3/04 at 102          AAA       2,021,534
                 Bonds, Series 33, 5.400%, 10/01/17
          165   State of New York Mortgage Agency, Homeowner Mortgage Revenue              10/01 at 102          AAA         169,349
                 Bonds, Series VV, 7.250%, 10/01/07 (Alternative Minimum Tax)
        3,980   State of New York Mortgage Agency, Homeowner Mortgage Revenue               4/07 at 102          AAA       4,170,761
                 Bonds, Series 63, 6.125%, 4/01/27 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 1.2%

        4,450   Castle Rest Residential Health Care Facility (Syracuse, New York),          8/07 at 102          AAA       4,655,457
                 FHA-Insured Mortgage Revenue Bonds, Series 1997A,
                 5.750%, 8/01/37 (Optional put 8/01/07)
        2,000   Dormitory Authority of the State of New York, United Cerebral               7/06 at 102          AAA       2,053,320
                 Palsy of New York City, Inc., Insured Revenue Bonds,
                 Series 1996, 5.500%, 7/01/24

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 3.1%

                East Rochester Union Free School District, Monroe County, New
                York, Serial Bonds, Series 2000:
          300    5.750%, 6/15/17                                                            6/09 at 101          Aaa         323,379
          360    5.750%, 6/15/18                                                            6/09 at 101          Aaa         386,528
          400    5.750%, 6/15/19                                                            6/09 at 101          Aaa         428,348

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$       1,000   County of Erie, New York, General Obligation Bonds, 1995 Series B,      6/05 at 101 1/2          AAA   $   1,039,140
                 5.625%, 6/15/20
                Longwood Central School District, Suffolk County, New York, Serial
                Bonds, Series 2000:
        1,410    5.750%, 6/15/19                                                            6/11 at 101          Aaa       1,528,652
        1,410    5.750%, 6/15/20                                                            6/11 at 101          Aaa       1,527,467
        1,500   County of Nassau, New York, Serial General Improvement Bonds                6/09 at 102          AAA       1,516,980
                 (General Obligations), Series B, 5.250%, 6/01/23
          200   The City of New York, New York, General Obligation Bonds,               8/02 at 101 1/2          AAA         210,200
                 Fiscal 1992 Series C, 6.625%, 8/01/15
          235   The City of New York, New York, General Obligation Bonds,               2/02 at 101 1/2          AAA         246,134
                 Fiscal 1992 Series H, 7.100%, 2/01/10
        7,000   Commonwealth of Puerto Rico, Public Improvement Refunding Bonds             7/08 at 101          AAA       6,459,390
                 (General Obligations), Series 1998, 4.500%, 7/01/23
                Putnam Valley Central School District, Putnam and Westchester
                Counties, New York, General Obligation Bonds, Series 1999:
          525    5.875%, 6/15/19                                                            6/10 at 100          Aaa         569,210
          525    5.875%, 6/15/25                                                            6/10 at 100          Aaa         565,147
          525    5.875%, 6/15/27                                                            6/10 at 100          Aaa         565,551
          525   City of Yonkers, New York, General Obligation Serial Bonds,                 2/02 at 102          AAA         550,772
                 Series 1992-A, 6.500%, 2/15/07
        1,390   City of Yonkers, New York, General Obligation Serial Bonds,                 2/02 at 102          AAA       1,458,235
                 Series 1992-B, 6.500%, 2/15/07

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 18.0%

       15,000   Metropolitan Transportation Authority, New York, Commuter Facilities        7/01 at 102          AAA      15,371,400
                 1987 Service Contract Bonds, Series 5, 6.500%, 7/01/16
        3,000   Metropolitan Transportation Authority, New York, Dedicated                  4/08 at 101          AAA       2,819,760
                 Tax Fund Bonds, Series 1998A, 4.750%, 4/01/28
                Metropolitan Transportation Authority, New York, Dedicated Tax Fund
                Bonds, Series 1999A:
        4,000    5.000%, 4/01/17                                                            4/09 at 101          AAA       4,045,520
        2,000    5.250%, 4/01/23                                                            4/09 at 101          AAA       2,033,460
        2,000    5.000%, 4/01/29                                                            4/09 at 101          AAA       1,965,960
        5,000   Metropolitan Transportation Authority, New York, Dedicated Tax              4/10 at 100          AAA       5,455,450
                 Fund Bonds, Series 2000A, 6.000%, 4/01/30
        5,150   New York City Transit Authority, Metropolitan Transportation                1/10 at 101          AAA       5,553,812
                 Authority, Triborough Bridge and Tunnel Authority, Certificates
                 of Participation, Series 2000A, 5.875%, 1/01/30
        3,000   New York City Transitional Finance Authority, Future Tax Secured            8/07 at 101          AAA       2,928,960
                 Bonds, Fiscal 1998 Series A, 5.000%, 8/15/27
        3,000   New York City Transitional Finance Authority, Future Tax Secured            5/08 at 101          AAA       2,663,010
                 Bonds, Fiscal 1998 Series B, 4.500%, 11/15/27
        2,500   New York City Transitional Finance Authority, Future Tax Secured            5/10 at 101          AAA       2,738,550
                 Bonds, Fiscal 2000 Series B, 6.000%, 11/15/24
        6,000   Dormitory Authority of the State of New York, Court Facilities Lease        5/10 at 101          AAA       6,421,260
                 Revenue Bonds (The City of New York Issue), Series 1999,
                 5.750%, 5/15/30
        5,375   Dormitory Authority of the State of New York, Insured Revenue               7/04 at 102          AAA       5,661,273
                 Bonds (Leake and Watts  Services, Inc.), Series 1994,
                 6.000%, 7/01/23
        2,200   Dormitory Authority of the State of New York, Mental Health                 2/06 at 102          AAA       2,191,596
                 Services Facilities Improvement Revenue Bonds, Series 1996B,
                 5.125%, 8/15/21
        3,340   Dormitory Authority of the State of New York, Insured Revenue Bonds         7/09 at 101          AAA       3,509,605
                 (853 Schools Program 1999 Issue 1), Harmony Heights School,
                 Series 1999C, 5.500%, 7/01/18
        3,000   Dormitory Authority of the State of New York, Mental Health Services        2/07 at 102          AAA       3,169,770
                 Facilities Improvement Revenue Bonds, Series 1997A,
                 5.750%, 8/15/22
        5,500   New York Local Government Assistance Corporation, Revenue Bonds             4/04 at 100          AAA       5,353,315
                 (A Public Benefit Corporation of the State of New York),
                 Series 1993D, 5.000%, 4/01/23
                New York State Medical Care Facilities Finance Agency, Mental
                Health Services Facilities Improvement Revenue Bonds, Series
                1992A:
          120    6.375%, 8/15/10                                                            2/02 at 102          AAA         125,719
          155    6.375%, 8/15/17                                                            2/02 at 102          AAA         162,387

                            Nuveen New York Quality Income Municipal Fund, Inc. (NUN) (continued)

                                Portfolio of Investments March 31, 2001 (Unaudited)

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       5,250   New York State Medical Care Facilities Finance Agency, Mental               2/04 at 102          AAA   $   5,275,410
                 Health Services Facilities Improvement Revenue Bonds,
                 1993 Series F Refunding, 5.250%, 2/15/19
       10,000   New York State Urban Development Corporation, Correctional                  1/09 at 101          AAA      10,841,000
                 Facilities Service Contract Revenue Bonds, Series C,
                 6.000%, 1/01/29
                New York State Urban Development Corporation, Empire State
                Development Corporation, Correctional Facilities Service
                Contract Revenue Bonds, Series C:
        1,250    5.125%, 1/01/22                                                            1/11 at 100          AAA       1,248,313
        5,500    5.125%, 1/01/25                                                            1/11 at 100          AAA       5,469,640
        6,000    5.250%, 1/01/30                                                            1/11 at 100          AAA       6,051,900

------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 10.4%

        4,250   Buffalo and Fort Erie Public Bridge Authority, Toll Bridge System           1/05 at 101          AAA       4,403,850
                 Revenue Bonds, Series 1995, 5.750%, 1/01/25
        3,000   Metropolitan Transportation Authority, New York, Commuter Facilities        7/06 at 102          AAA       3,250,530
                 Revenue Bonds, Series 1996A, 6.000%, 7/01/16
        1,000   Metropolitan Transportation Authority, New York, Commuter Facilities    7/07 at 101 1/2          AAA       1,045,400
                 Revenue Bonds, Series 1997A, 5.625%, 7/01/27
       13,000   Metropolitan Transportation Authority, New York, Commuter Facilities        7/07 at 101          AAA      13,275,080
                 Revenue Bonds, Series 1997C, 5.375%, 7/01/27
          500   Metropolitan Transportation Authority, New York, Commuter Facilities        7/08 at 101          AAA         505,365
                 Revenue Bonds, Series 1998A, 5.250%, 7/01/28
                Metropolitan Transportation Authority, New York, Transit Facilities
                Revenue Bonds, Series 1998B:
       10,000    4.875%, 7/01/18                                                            7/08 at 101          AAA       9,941,600
        5,500    4.750%, 7/01/26                                                            7/08 at 101          AAA       5,160,430
        1,000   Niagara Frontier Transportation Authority, Airport Revenue Bonds            4/04 at 102          AAA       1,073,310
                 (Greater Buffalo International Airport), Series 1994A,
                 6.250%, 4/01/24 (Alternative Minimum Tax)
        2,500   Niagara Frontier Transportation Authority, Airport Revenue Bonds            4/09 at 101          AAA       2,592,900
                 (Buffalo/Niagara International Airport), Series 1999A,
                 5.625%, 4/01/29 (Alternative Minimum Tax)
       10,000   The Port Authority of New York and New Jersey, Consolidated Bonds,         11/01 at 101          AAA      10,209,300
                 Seventy-Sixth Series, 6.500%, 11/01/26 (Alternative Minimum Tax)
        7,000   Triborough Bridge and Tunnel Authority, New York, General Purpose       1/02 at 101 1/2          AAA       7,241,850
                 Revenue Bonds, Series X, 6.500%, 1/01/19

------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 20.8%

        1,980   Town of Clifton Park Water Authority, New York, Water System               10/02 at 102          AAA       2,112,165
                 Revenue Bonds, 1991 Series A, 6.375%, 10/01/26
                 (Pre-refunded to 10/01/02)
       24,155   Metropolitan Transportation Authority, New York, Transit Facilities         7/02 at 102          AAA      25,624,590
                 Revenue Bonds, Series J, 6.500%, 7/01/18 (Pre-refunded to 7/01/02)
                County of Nassau, New York, General Obligation Serial Bonds
                (Combined Sewer District), Series 1991L:
        1,410    6.100%, 11/15/07 (Pre-refunded to 11/15/01)                               11/01 at 103          AAA       1,478,286
        1,260    6.375%, 11/15/09 (Pre-refunded to 11/15/01)                               11/01 at 103          AAA       1,323,139
        1,495    6.100%, 11/15/09 (Pre-refunded to 11/15/01)                               11/01 at 103          AAA       1,567,403
       19,800   The City of New York, New York, General Obligation Bonds,               8/02 at 101 1/2          AAA      20,992,752
                 Fiscal 1992 Series C, 6.625%, 8/01/15 (Pre-refunded to 8/01/02)
        2,265   The City of New York, New York, General Obligation Bonds,               2/02 at 101 1/2          AAA       2,373,108
                 Fiscal 1992 Series H, 7.100%, 2/01/10 (Pre-refunded to 2/01/02)
        1,090   New York City Municipal Water Finance Authority, Water and                  6/01 at 101          AAA       1,109,162
                 Sewer System Revenue Bonds, Fiscal 1992 Series A,
                 6.750%, 6/15/16 (Pre-refunded to 6/15/01)
        3,465   Dormitory Authority of the State of New York, Judicial Facilities          No Opt. Call          AAA       4,225,082
                 Lease Revenue Bonds (Suffolk County Issue), Series 1986,
                 7.375%, 7/01/16
        3,000   New York State Dormitory Authority, State University Educational            5/02 at 102          AAA       3,177,630
                 Facilities Revenue Bonds, Series 1991A, 6.750%, 5/15/21
                 (Pre-refunded to 5/15/02)
        3,250   Dormitory Authority of the State of New York, The New York Public           7/02 at 102          AAA       3,421,308
                 Library Insured Revenue Bonds, Series 1992A, 5.875%, 7/01/22
                 (Pre-refunded to 7/01/02)

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                U.S. GUARANTEED (continued)

$       2,000   Dormitory Authority of the State of New York, Hamilton College              7/01 at 102          AAA   $   2,056,780
                 Insured Revenue Bonds, Series 1991, 6.500%, 7/01/11
                 (Pre-refunded to 7/01/01)
        3,700   Dormitory Authority of the State of New York, City University System        7/04 at 102          AAA       4,093,236
                 Consolidated Third General Resolution Revenue Bonds,
                 1994 Series 1, 6.300%, 7/01/24 (Pre-refunded to 7/01/04)
        1,500   New York State Medical Care Facilities Finance Agency, Hospital             8/02 at 102        AA***       1,594,620
                 and Nursing Home FHA-Insured Mortgage Revenue Bonds,
                 1992 Series A, 6.700%, 8/15/23 (Pre-refunded to 8/15/02)
        1,000   New York State Medical Care Facilities Finance Agency,                     11/03 at 102          AAA       1,090,580
                 St. Mary's Hospital Mortgage Project Revenue Bonds (Rochester),
                 1994 Series A Refunding, 6.200%, 11/01/14 (Pre-refunded to
                11/01/03) New York State Medical Care Facilities Finance Agency,
                Mental Health Services Facilities Improvement Revenue Bonds,
                Series 1992A:
        7,380    6.375%, 8/15/10 (Pre-refunded to 2/15/02)                                  2/02 at 102          AAA       7,731,731
       15,520    6.375%, 8/15/17 (Pre-refunded to 2/15/02)                                  2/02 at 102          AAA      16,259,683
        4,825   Power Authority of the State of New York, General Purpose Bonds,            1/02 at 102          AAA       5,042,897
                  Series Z, 6.500%, 1/01/19 (Pre-refunded to 1/01/02)
        4,700   Niagara Falls Bridge Commission, Toll Bridge System Revenue Bonds,         10/02 at 102          AAA       4,996,570
                 Series 1992, 6.125%, 10/01/19 (Pre-refunded to 10/01/02)
        5,800   Triborough Bridge and Tunnel Authority, New York, General Purpose       1/02 at 101 1/2          AAA       6,044,296
                 Revenue Bonds, Series W, 6.750%, 1/01/22 (Pre-refunded to 1/01/02)

------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 10.5%

        1,650   Islip Resource Recovery Agency, Resource Recovery System Revenue           No Opt. Call          AAA       2,019,699
                 Bonds (1985 Facility), 1994 Series B, 7.250%, 7/01/11
                 (Alternative Minimum Tax)
                Long Island Power Authority, New York, Electric System General
                Revenue Bonds, Series 1998A:
        7,000    5.125%, 12/01/22                                                           6/08 at 101          AAA       6,945,190
        3,200    5.750%, 12/01/24                                                           6/08 at 101          AAA       3,386,144
        3,000    5.250%, 12/01/26                                                           6/08 at 101          AAA       3,016,050
                Long Island Power Authority, New York, Electric System General
                Revenue Bonds, Series 2000A:
        4,000    0.000%, 6/01/24                                                           No Opt. Call          AAA       1,199,840
        4,000    0.000%, 6/01/25                                                           No Opt. Call          AAA       1,136,400
        5,000    0.000%, 6/01/26                                                           No Opt. Call          AAA       1,348,450
        7,000    0.000%, 6/01/27                                                           No Opt. Call          AAA       1,791,160
       10,500    0.000%, 6/01/28                                                           No Opt. Call          AAA       2,546,985
        7,000    0.000%, 6/01/29                                                           No Opt. Call          AAA       1,610,420
        5,000   Long Island Power Authority, New York, Electric System General              9/11 at 100          AAA       5,042,500
                 Revenue Bonds, Series 2001A, 5.250%, 9/01/28 (DD, settling 4/02/01)
        6,000   New York State Energy Research and Development Authority,                   5/02 at 102          AAA       6,239,100
                 Adjustable Rate Gas Facilities Revenue Bonds (The Brooklyn
                 Union Gas Company Project), Series 1989A, 6.750%, 2/01/24
                 (Alternative Minimum Tax)
        1,250   New York State Energy Research and Development Authority,                   7/03 at 102          AAA       1,279,988
                 Gas Facilities Revenue Bonds (The Brooklyn Union Gas Company
                 Project), Series C, 5.600%, 6/01/25 (Alternative Minimum Tax)
       12,000   New York State Energy Research and Development Authority,                   5/02 at 102          AAA      12,424,800
                 Pollution Control Revenue Bonds (Rochester Gas and Electric
                 Corporation Projects), Series 1992B, 6.500%, 5/15/32
                 (Alternative Minimum Tax)
        9,000   New York State Energy Research and Development Authority,                  12/01 at 101          AAA       9,169,470
                 Facilities Revenue Bonds (Consolidated Edison Company of
                 New York, Inc. Project), Series 1992B, 6.375%, 12/01/27
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 4.6%

                New York City Municipal Water Finance Authority, Water and Sewer
                System Revenue Bonds, Fiscal 1992 Series A:
        8,410    6.750%, 6/15/16                                                            6/01 at 101          AAA       8,546,410
        9,770    6.250%, 6/15/21                                                            6/01 at 100          AAA       9,810,155
        3,250   New York City Municipal Water Finance Authority, Water and                  6/09 at 101          AAA       3,353,964
                 Sewer System Revenue Bonds, Fiscal 2000 Series A,
                 5.500%, 6/15/32


                            Nuveen New York Quality Income Municipal Fund, Inc. (NUN) (continued)

                                Portfolio of Investments March 31, 2001 (Unaudited)

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                WATER AND SEWER (continued)

                New York City Municipal Water Finance Authority, Water and Sewer
                System Revenue Bonds, Fiscal 2000 Series B:
$       1,000    6.100%, 6/15/31                                                            6/10 at 101          AAA   $   1,102,220
        2,000    6.000%, 6/15/33                                                            6/10 at 101          AAA       2,187,340
        1,000   Western Nassau County Water Authority, System Revenue Bonds,                5/06 at 102          AAA       1,039,240
                 Series 1995, 5.650%, 5/01/26
------------------------------------------------------------------------------------------------------------------------------------
$     568,275   Total Investments (cost $525,002,207) - 98.7%                                                            554,679,442
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.3%                                                                       7,289,336
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $ 561,968,778
                ====================================================================================================================


                    All of the bonds in the portfolio are either covered by Original Issue Insurance, Secondary Market Insurance or
                    Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings:  Using  the  higher  of  Standard  & Poor's or
                         Moody's rating.

                    ***  Securities are backed by an escrow or trust  containing sufficient U.S.  Government or U.S.  Government  agency
                         securities   which   ensures  the  timely   payment  of
                         principal   and  interest.   Securities   are  normally
                         considered to be equivalent to AAA rated securities.

                    (DD) Security purchased on a delayed delivery basis.

                    (WI) Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.


                            Nuveen Insured New York Premium Income Municipal Fund, Inc. (NNF)

                            Portfolio of
                                       Investments March 31, 2001 (Unaudited)

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                EDUCATION AND CIVIC ORGANIZATIONS - 21.9%

                Industrial Development Agency, Town of Amherst, New York, Civic
                Facility Revenue Bonds (UBF Faculty-Student Housing Corporation
                - Village Green Project), Series 2000A:
$         250    5.625%, 8/01/20                                                            8/10 at 102          AAA   $     265,268
          250    5.750%, 8/01/25                                                            8/10 at 102          AAA         268,185

        2,000   Industrial Development Agency, County of Monroe, New York, Civic            6/05 at 102          AAA       2,122,780
                 Facility Revenue Bonds (Nazareth College of Rochester Project),
                 Series 1995, 6.000%, 6/01/20

        5,460   The Trust for Cultural Resources of the City of New York, Revenue           7/06 at 101          AAA       5,722,353
                 Bonds (The New York Botanical Garden), Series 1996,
                 5.800%, 7/01/26

        1,250   The Trust for Cultural Resources of the City of New York, Revenue           1/07 at 102          AAA       1,290,063
                 Refunding Bonds (The Museum of Modern Art), Series 1996A,
                 5.500%, 1/01/21

        4,000   The Trust for Cultural Resources of the City of New York,                   4/07 at 101          AAA       4,174,320
                 Revenue Bonds (American Museum of Natural History),
                 Series 1997A, 5.650%, 4/01/22

        1,000   New York City Industrial Development Agency, Civic Facility                11/04 at 102          AAA       1,101,250
                 Revenue Bonds (USTA National Tennis Center Incorporated Project),
                 6.375%, 11/15/14

        2,000   Dormitory Authority of the State of New York, Lease Revenue                 7/09 at 101          AAA       2,071,980
                 Bonds (State University Dormitory Facilities Issue), Series 1999C,
                 5.500%, 7/01/29

        2,000   Dormitory Authority of the State of New York, City University System       No Opt. Call          AAA       2,222,280
                 Consolidated Second General Resolution Revenue Bonds,
                 Series 1993A, 5.750%, 7/01/18

        1,000   Dormitory Authority of the State of New York, Mount Sinai School            7/04 at 102          AAA         968,370
                 of Medicine Insured Revenue Bonds, Series 1994A, 5.000%, 7/01/21

        3,000   Dormitory Authority of the State of New York, New School for                7/07 at 102          AAA       3,176,370
                 Social Research Insured Revenue Bonds, Series 1997,
                 5.750%, 7/01/26

        1,500   Dormitory Authority of the State of New York, St. John's University         7/06 at 102          AAA       1,583,640
                 Insured Revenue Bonds, Series 1996, 5.600%, 7/01/16

        2,000   Dormitory Authority of the State of New York, Long Island University        9/06 at 102          AAA       2,053,160
                 Insured Revenue Bonds, Series 1996, 5.500%, 9/01/26

        7,500   Dormitory Authority of the State of New York, Ithaca College Insured        7/08 at 101          Aaa       7,382,100
                 Revenue Bonds, Series 1998, 5.000%, 7/01/21

        1,500   Dormitory Authority of the State of New York, Upstate Community             7/10 at 101          AAA       1,606,290
                 Colleges Revenue Bonds, Series 2000A, 5.750%, 7/01/29

        3,215   Dormitory Authority of the State of New York, University of Rochester      No Opt. Call          AAA       2,021,753
                 Revenue Bonds, Series 2000A, 0.000%, 7/01/24

          250   Dormitory Authority of the State of New York, Pace University               7/10 at 102          AAA         273,890
                 Insured Revenue Bonds, Series 2000, 6.000%, 7/01/29

        1,875   Dormitory Authority of the State of New York, New York University           7/01 at 102          AAA       1,921,931
                 Insured Revenue Bonds, Series 1991, 6.000%, 7/01/15

        1,000   Dormitory Authority of the State of New York, City University               7/10 at 100          AAA         998,630
                 System Consolidated Fourth General Resolution Revenue Bonds,
                 2000 Series A, 5.125%, 7/01/22

          500   Dormitory Authority of the State of New York, New York University          No Opt. Call          AAA         538,195
                 Revenue Bonds, Series 2001-1, 5.500%, 7/01/40
                 (WI, settling 5/03/01)


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 7.9%

        3,000   Dormitory Authority of the State of New York, Ellis Hospital,               8/05 at 102          AAA       3,077,340
                 FHA-Insured Mortgage Hospital Revenue Bonds, Series 1995,
                 5.600%, 8/01/25

        1,500   Dormitory Authority of the State of New York, Vassar Brothers               1/08 at 102          AAA       1,526,730
                 Hospital Revenue Bonds, Series 1997, 5.250%, 7/01/17



                            Nuveen Insured New York Premium Income Municipal Fund, Inc. (NNF) (continued)

                                Portfolio of Investments March 31, 2001 (Unaudited)


   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE (continued)

$       3,000   Dormitory Authority of the State of New York, Catholic Health               7/09 at 101          AAA   $   3,093,420
                 Services of Long Island Obligated Group, St. Charles Hospital
                 and Rehabilitation Center Revenue Bonds, Series 1999A,
                 5.500%, 7/01/22

        2,500   New York State Medical Care Facilities Finance Agency,                     11/02 at 102          AAA       2,647,900
                 Revenue Bonds (South Nassau Communities Hospital Project),
                 1992 Series A, 6.125%, 11/01/11

        4,700   New York State Medical Care Facilities Finance Agency, Hospital             2/04 at 102          AAA       4,751,841
                 Insured Mortgage Revenue Bonds, 1994 Series A Refunding,
                 5.375%, 2/15/25


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 2.3%

        2,240   New York State Housing Finance Agency, Housing Project Mortgage             5/06 at 102          AAA       2,354,621
                 Revenue Bonds, 1996 Series A Refunding, 6.125%, 11/01/20

        2,000   New York State Urban Development Corporation, Section 236                   1/02 at 102          AAA       2,085,740
                 Revenue Bonds, Series 1992A, 6.700%, 1/01/12


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 2.0%

        2,500   State of New York Mortgage Agency, Homeowner Mortgage Revenue               3/03 at 102          N/R       2,551,300
                 Bonds, Series 30-B, 6.650%, 10/01/25 (Alternative Minimum Tax)

        1,200   State of New York Mortgage Agency, Homeowner Mortgage Revenue              10/03 at 102          Aa1       1,223,724
                 Bonds, Series 30-C-1, 5.850%, 10/01/25 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 0.6%

        1,000   Industrial Development Agency, Town of Babylon, New York,                   8/10 at 101          AAA       1,082,210
                 Civic Facility Revenue Bonds (WSNCHS East, Inc. Project),
                 Series 2000B, 6.000%, 8/01/24


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 10.3%

        1,510   County of Erie, New York, General Obligation Bonds, 1995 Series B,      6/05 at 101 1/2          AAA       1,569,101
                 5.625%, 6/15/20

                Longwood Central School District, Suffolk County, New York,
                Serial Bonds, Series 2000:
          500    5.750%, 6/15/19                                                            6/11 at 101          Aaa         542,075
          500    5.750%, 6/15/20                                                            6/11 at 101          Aaa         541,655

          210   County of Nassau, New York, General Obligation Serial Bonds,               No Opt. Call          AAA         227,737
                 General Improvement Bonds, Series 1993-H, 5.500%, 6/15/16

        1,500   County of Nassau, New York, General Obligation Serial Bonds,                8/04 at 103          AAA       1,596,630
                 General Improvement Bonds, Series O, 5.700%, 8/01/13

        1,000   County of Nassau, New York, General Improvement Bonds, Series E,            3/10 at 100          AAA       1,085,820
                 6.000%, 3/01/19

        4,000   The City of New York, New York, General Obligation Bonds,                  No Opt. Call          AAA       4,678,560
                 Fiscal 1995 Series E, 8.000%, 8/01/05

        2,000   The City of New York, New York, General Obligation Bonds,                   2/08 at 101          AAA       2,064,780
                 Fiscal 1998 Series F, 5.250%, 8/01/16

        2,115   City of Niagara Falls, Niagara County, New York, Water Treatment           No Opt. Call          AAA       2,693,368
                 Plant (Serial) Bonds, Series 1994, 8.500%, 11/01/08
                 (Alternative Minimum Tax)

                City of Niagara Falls, Niagara County, New York, Public
                Improvement (Serial) Bonds, Series 1994:
        1,000    7.500%, 3/01/13                                                           No Opt. Call          AAA       1,277,050
        2,000    6.900%, 3/01/22                                                            3/04 at 102          AAA       2,195,320

                County of Suffolk, New York, Public Improvement Serial Bonds,
                2000 Series A:
          500    6.000%, 5/01/19                                                            5/10 at 101          AAA         550,290
          500    6.000%, 5/01/20                                                            5/10 at 101          AAA         550,680


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 9.5%

        1,000   Metropolitan Transportation Authority, New York, Dedicated Tax              4/07 at 101          AAA       1,011,390
                 Fund Bonds, Series 1996A, 5.250%, 4/01/26

        1,500   Metropolitan Transportation Authority, New York, Dedicated Tax              4/08 at 101          AAA       1,409,880
                 Fund Bonds, Series 1998A, 4.750%, 4/01/28

        2,000   Metropolitan Transportation Authority, New York, Dedicated Tax              4/10 at 100          AAA       2,182,180
                 Fund Bonds, Series 2000A, 6.000%, 4/01/30

          500   New York City Transit Authority, Metropolitan Transportation                1/10 at 101          AAA         539,205
                 Authority, Triborough Bridge and Tunnel Authority, Certificates of
                 Participation, Series 2000A, 5.875%, 1/01/30

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       1,500   New York City Transitional Finance Authority, Future Tax Secured            5/10 at 101          AAA   $   1,643,130
                 Bonds, Fiscal 2000 Series B, 6.000%, 11/15/24

        1,000   Dormitory Authority of the State of New York, Court Facilities              5/10 at 101          AAA       1,070,210
                 Lease Revenue Bonds (The City of New York Issue), Series 1999,
                 5.750%, 5/15/30

        1,500   New York State Medical Care Facilities Finance Agency, Mental               2/04 at 102          AAA       1,500,855
                 Health Services Facilities Improvement Revenue Bonds,
                 1994 Series A, 5.250%, 8/15/23

           20   New York State Medical Care Facilities Finance Agency, Mental               2/02 at 102          AAA          20,953
                 Health Services Facilities Improvement Revenue Bonds,
                 Series 1992A, 6.375%, 8/15/17

        1,900   New York State Urban Development Corporation, Correctional                 No Opt. Call          AAA       2,037,959
                  Facilities Revenue Bonds, 1994A Refunding Series, 5.250%, 1/01/14

        2,045   New York State Urban Development Corporation, Correctional                  1/09 at 101          AAA       2,216,985
                  Facilities Service Contract Revenue Bonds, Series C, 6.000%, 1/01/29

        1,580   New York State Urban Development Corporation, Empire State                  1/11 at 100          AAA       1,603,368
                 Development Corporation, Correctional Facilities Service Contract
                 Revenue Bonds, Series C, 5.250%, 1/01/20

        1,250   Puerto Rico Highway and Transportation Authority, Transportation            7/10 at 101          AAA       1,378,900
                 Revenue Bonds, Series B, 5.875%, 7/01/35

        1,500   Suffolk County Judicial Facilities Agency, New York, Service               10/09 at 101          AAA       1,522,695
                 Agreement Revenue Bonds (John P. Colahan Court Complex),
                 Series 1999, 5.000%, 4/15/16


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 5.0%

        5,200   Metropolitan Transportation Authority, New York, Commuter Facilities    7/07 at 101 1/2          AAA       5,436,080
                 Revenue Bonds, Series 1997A, 5.625%, 7/01/27

          500   Niagara Frontier Transportation Authority, Airport Revenue Bonds            4/09 at 101          AAA         518,580
                 (Buffalo/Niagara International Airport), Series 1999A,
                 5.625%, 4/01/29 (Alternative Minimum Tax)

        2,500   The Port Authority of New York and New Jersey, Consolidated Bonds,          1/03 at 101          AAA       2,568,075
                 Eighty-Fourth Series, 5.875%, 7/15/16 (Alternative Minimum Tax)

        1,000   The Port Authority of New York and New Jersey, Consolidated Bonds,         10/07 at 101          AAA       1,045,490
                 One Hundred and Twentieth Series, 5.750%, 10/15/26
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 21.6%

        2,000   Metropolitan Transportation Authority, New York, Commuter Facilities        7/02 at 102          AAA       2,115,580
                 Revenue Bonds, Series 1992B, 6.250%, 7/01/17
                 (Pre-refunded to 7/01/02)

        1,000   Metropolitan Transportation Authority, New York, Commuter Facilities    7/04 at 101 1/2          AAA       1,104,750
                 Revenue Bonds, Series 1994A, 6.375%, 7/01/18
                 (Pre-refunded to 7/01/04)

        1,700   Metropolitan Transportation Authority, New York, Transit Facilities         7/06 at 102          AAA       1,927,647
                 Revenue Bonds, Series 1996A, 6.100%, 7/01/21
                 (Pre-refunded to 7/01/06)

        2,385   The City of New York, New York, General Obligation Bonds,               8/02 at 101 1/2          AAA       2,528,672
                 Fiscal 1992 Series C, 6.625%, 8/01/14 (Pre-refunded to 8/01/02)

        1,500   The City of New York, New York, General Obligation Bonds,                   8/01 at 100          AAA       1,514,415
                 Fiscal 1990 Series F, 6.000%, 8/01/19

        2,500   Dormitory Authority of the State of New York, State University              5/03 at 102          AAA       2,685,825
                 Educational Facilities Revenue Bonds, Series 1992A,
                 6.000%, 5/15/22 (Pre-refunded to 5/15/03)

        1,000   Dormitory Authority of the State of New York, Colgate University            7/01 at 102          AAA       1,028,390
                 Insured Revenue Bonds, Series 1991A, 6.500%, 7/01/21
                 (Pre-refunded to 7/01/01)

        6,855   Dormitory Authority of the State of New York, City University System        7/04 at 102          AAA       7,682,261
                 Consolidated Third General Resolution Revenue Bonds,
                 1994 Series 2, 6.750%, 7/01/24 (Pre-refunded to 7/01/04)

          125   Dormitory Authority of the State of New York, New York University           7/01 at 102          AAA         128,406
                 Insured Revenue Bonds, Series 1991, 6.000%, 7/01/15
                 (Pre-refunded to 7/01/01)

        2,635   New York State Medical Care Facilities Finance Agency, Hospital             8/04 at 100          AAA       2,885,378
                 and Nursing Home FHA-Insured Mortgage Revenue Bonds,
                 1992 Series C, 6.375%, 8/15/29 (Pre-refunded to 8/15/04)

        7,800   New York State Medical Care Facilities Finance Agency ,New York             2/05 at 102          AAA       8,851,674
                 Hospital FHA-Insured Mortgage Revenue Bonds, Series 1994A,
                 6.800%, 8/15/24 (Pre-refunded to 2/15/05)

        3,955   New York State Medical Care Facilities Finance Agency, FHA-Insured          8/05 at 102        AA***       4,448,149
                 Mortgage Project Revenue Bonds, 1995 Series F,
                 6.200%, 8/15/15 (Pre-refunded to 8/15/05)



                            Nuveen Insured New York Premium Income Municipal Fund, Inc. (NNF) (continued)

                                Portfolio of Investments March 31, 2001 (Unaudited)

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                U.S. GUARANTEED (continued)

$       1,980   New York State Medical Care Facilities Finance Agency, Mental               2/02 at 102          AAA   $   2,074,367
                 Health Services Facilities Improvement Revenue Bonds,
                 Series 1992A, 6.375%, 8/15/17 (Pre-refunded to 2/15/02)

        1,900   New York State Thruway Authority, General Revenue Bonds,                    1/05 at 102          AAA       2,098,569
                 Series C, 6.000%, 1/01/25 (Pre-refunded to 1/01/05)


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 13.7%

        1,165   Islip Resource Recovery Agency, Resource Recovery System                    7/04 at 102          AAA       1,248,915
                 Revenue Bonds (1985 Facility), 1994 Series B, 6.125%, 7/01/13
                 (Alternative Minimum Tax)

                Long Island Power Authority, New York, Electric System General
                Revenue Bonds, Series 1998A:
        7,500    5.125%, 12/01/22                                                           6/08 at 101          AAA       7,441,275
        2,000    5.250%, 12/01/26                                                           6/08 at 101          AAA       2,010,700

        1,250   Long Island Power Authority, New York, Electric System General              9/11 at 100          AAA       1,260,625
                 Revenue Bonds, Series 2001A, 5.250%, 9/01/28 (DD, settling 4/02/01)

        2,500   New York State Energy Research and Development Authority,                   5/02 at 102          AAA       2,599,625
                 Adjustable Rate Gas Facilities Revenue Bonds (The Brooklyn Union
                 Gas Company Project), Series 1989A, 6.750%, 2/01/24 (Alternative
                 Minimum Tax)

        2,500   New York State Energy Research and Development Authority,                   7/05 at 102          AAA       2,642,800
                 Adjustable Rate Pollution Control Revenue Bonds (New York State
                 Electric and Gas Corporation Project), 1987 Series A,
                 6.150%, 7/01/26 (Alternative Minimum Tax)

        6,100   New York State Energy Research and Development Authority,                   5/02 at 102          AAA       6,315,940
                 Pollution Control Revenue Bonds (Rochester Gas and Electric
                 Corporation Projects), Series 1992B, 6.500%, 5/15/32 (Alternative
                 Minimum Tax)

        2,500   New York State Energy Research and Development Authority,                  12/01 at 101          AAA       2,547,075
                 Facilities Revenue Bonds (Consolidated Edison Company of
                 New York, Inc. Project), Series 1992B, 6.375%, 12/01/27
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 4.4%

          500   New York City Municipal Water Finance Authority, Water and                  6/06 at 101          AAA         523,155
                 Sewer System Revenue Bonds, Fiscal 1996 Series B,
                 5.750%, 6/15/26

        1,000   New York City Municipal Water Finance Authority, Water and                  6/07 at 101          AAA       1,050,700
                 Sewer System Revenue Bonds, Fiscal 1997 Series B,
                 5.750%, 6/15/29

        1,800   New York City Municipal Water Finance Authority, Water and                  6/09 at 101          AAA       1,857,582
                 Sewer System Revenue Bonds, Fiscal 2000 Series A,
                 5.500%, 6/15/32

        2,000   New York City Municipal Water Finance Authority, Water and                  6/10 at 101          AAA       2,204,440
                 Sewer System Revenue Bonds, Fiscal 2000 Series B,
                 6.100%, 6/15/31

        2,500   Suffolk County Water Authority, New York, Water System                     No Opt. Call          AAA       2,665,474
                 Revenue Bonds, Series 1993 Refunding, 5.100%, 6/01/12
------------------------------------------------------------------------------------------------------------------------------------
$     179,670   Total Investments (cost $176,312,904) - 99.2%                                                            188,879,024
=============-----------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 0.3%
$         600   New York City Municipal Water Authority, Water and Sewer                                      VMIG-1         600,000
=============   Revenue Bonds, Variable Rate Demand Bonds, 3.65%, 6/15/23+
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.5%                                                                         849,973
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $ 190,328,997
                ====================================================================================================================

                    All  of the  bonds  in the  portfolio,  excluding  temporary investments in short-term municipal  securities,  are either
                    covered  by  Original  Issue  Insurance,   Secondary  Market
                    Insurance or Portfolio Insurance, or are backed by an escrow or  trust  containing  sufficient  U.S.  Government  or U.S.
                    Government agency securities, any of which ensure the timely payment of principal and interest.

                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings:  Using  the  higher  of  Standard  & Poor's or
                         Moody's rating.

                    ***  Securities are backed by an escrow or trust  containing sufficient U.S.  Government or U.S.  Government  agency
                         securities   which   ensures  the  timely   payment  of
                         principal   and  interest.   Securities   are  normally
                         considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    (DD) Security purchased on a delayed delivery basis.

                    (WI) Security purchased on a when-issued basis.

                    +    Security has a maturity of more than one year,  but has
                         variable rate and demand features which qualify it as a
                         short-term   security.   The  rate  disclosed  is  that
                         currently  in effect.  This rate  changes  periodically
                         based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.


                            Nuveen New York Dividend Advantage Municipal Fund (NAN)

                            Portfolio of
                                       Investments March 31, 2001 (Unaudited)

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                CONSUMER STAPLES - 4.5%

$         750   Erie Tobacco Asset Securitization Corporation, Erie County, New York,       7/10 at 101           A1   $     764,625
                 Tobacco Settlement Asset- Backed Bonds (Senior), Series 2000,
                 6.000%, 7/15/20

                Monroe Tobacco Asset Securitization Corporation, Tobacco Settlement
                Asset- Backed Bonds, Series 2000:
          265    6.000%, 6/01/15                                                            6/10 at 101           A1         269,921
        2,300    6.150%, 6/01/25                                                            6/10 at 101           A1       2,351,221

        2,100   New York Counties Tobacco Trust I, Tobacco Settlement Pass-Through          6/10 at 101           A1       2,155,797
                 Bonds, Series 2000, 5.800%, 6/01/23

        2,250   TSASC, Inc., New York, Tobacco Flexible Amortization Bonds,                 7/09 at 101          Aa1       2,325,780
                 Series 1999-1, 6.250%, 7/15/27

        1,250   Westchester Tobacco Asset Securitization Corporation, New York,             7/10 at 101           A1       1,211,038
                 Tobacco Settlement Asset-Backed Bonds, Series 1999,
                 0.000%, 7/15/29


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 14.8%

                Village of Kenmore Housing Authority, New York, Tax-Exempt
                Student Housing Revenue Bonds (State University of New York at
                Buffalo Student Apartment Project), Series 1999A:
        3,000    5.500%, 8/01/19                                                            8/09 at 102           AA       3,081,900
        2,750    5.500%, 8/01/24                                                            8/09 at 102           AA       2,796,420

        3,070   County of Monroe Industrial Development Agency, New York, Civic             6/09 at 102           AA       3,079,302
                 Facility Revenue Bonds (St. John Fisher College Project),
                 Series 1999, 5.375%, 6/01/24

          500   The Trust for Cultural Resources of the City of New York,                   7/10 at 101            A         520,735
                 Revenue Bonds (The Museum of American Folk Art),
                 Series 2000, 6.000%, 7/01/22

          500   New York City Industrial Development Agency, New York,                     11/10 at 101         BBB-         520,530
                 Civic Facility Revenue Bonds (Polytechnic University Project),
                 Series 2000, 6.000%, 11/01/20

        3,500   Dormitory Authority of the State of New York, Lease Revenue                 7/09 at 101            A       3,580,010
                 Bonds (State University Dormitory Facilities Issue), Series 1999B,
                 5.375%, 7/01/19

        1,000   Dormitory Authority of the State of New York, Lease Revenue Bonds           7/09 at 101          AAA       1,035,990
                 (State University Dormitory Facilities Issue), Series 1999C,
                 5.500%, 7/01/29

        2,500   Dormitory Authority of the State of New York, Rochester Institute           7/07 at 101          AAA       2,520,600
                 of Technology Insured Revenue Bonds, Series 1997, 5.250%, 7/01/22

        1,000   Dormitory Authority of the State of New York, Siena College Insured         7/07 at 102          AAA       1,066,190
                 Revenue Bonds, Series 1997, 5.700%, 7/01/17

          500   Dormitory Authority of the State of New York, Fashion Institute             7/10 at 101          AAA         515,295
                 of Technology Revenue Bonds, Series 2000, 5.375%, 7/01/20

        3,000   Dormitory Authority of the State of New York, University of Rochester       7/09 at 101           A+       3,160,710
                 Revenue Bonds, Series 1999A, 5.500%, 7/01/16

          500   Dormitory Authority of the State of New York, Pace University               7/10 at 102          AAA         547,780
                 Insured Revenue Bonds, Series 2000, 6.000%, 7/01/29

                Dormitory Authority of the State of New York, Pratt Institute
                Revenue Bonds, Series 1999:
        1,750    6.000%, 7/01/20                                                            7/09 at 102           AA       1,896,930
          750    6.000%, 7/01/28                                                            7/09 at 102           AA         809,213

        1,250   Dormitory Authority of the State of New York, Marymount Manhattan           7/09 at 101           AA       1,362,363
                 College Insured Revenue Bonds, Series 1999, 6.250%, 7/01/29

        3,565   Industrial Development Agency, Rensselaer County, New York,                 8/09 at 101           A+       3,522,612
                 Civic Facility Revenue Bonds (Rensselaer Polytechnic Institute
                 Non-Residential Project), Series 1999B, 5.125%, 8/01/27



                            Nuveen New York Dividend Advantage Municipal Fund (NAN) (continued)

                                Portfolio of Investments March 31, 2001 (Unaudited)

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 21.9%

                Industrial Development Agency, City of Albany, New York, Civic
                Facility Revenue Bonds (Albany Medical Center Project), Series
                1999:
$       1,120    6.000%, 5/01/19                                                            5/09 at 101          N/R   $     957,029
        1,460    6.000%, 5/01/29                                                            5/09 at 101          N/R       1,193,214

                Dormitory Authority of the State of New York, Frances Schervier
                Home and Hospital Insured Revenue Bonds (Franciscan Health
                Partnership Obligated Group), Series 1997:
        2,000    5.500%, 7/01/17                                                            7/07 at 102           AA       2,053,840
        2,500    5.500%, 7/01/27                                                            7/07 at 102           AA       2,525,025

                Dormitory Authority of the State of New York, Victory Memorial
                Hospital, FHA-Insured Mortgage Hospital Revenue Bonds, Series
                1999:
        2,395    5.250%, 8/01/15                                                            8/09 at 101          AAA       2,480,861
        2,000    5.375%, 8/01/25                                                            8/09 at 101          AAA       2,029,960

        4,850   Dormitory Authority of the State of New York, Secured Hospital          2/08 at 101 1/2          AAA       4,894,475
                 Revenue Refunding Bonds (Wyckoff Heights Medical Center),
                 Series 1998H, 5.300%, 8/15/21

        2,690   Dormitory Authority of the State of New York, The Memorial Hospital         2/09 at 101          AAA       2,717,599
                 of William F. and Gertrude F. Jones, Inc., FHA-Insured Mortgage
                 Hospital Revenue Bonds, Series 1999, 5.250%, 8/01/19

        4,825   Dormitory Authority of the State of New York, Montefiore Medical            8/09 at 101          AAA       4,933,707
                 Center, FHA-Insured Mortgage Hospital Revenue Bonds,
                 Series 1999, 5.450%, 8/01/29

        1,575   Dormitory Authority of the State of New York, Mount Sinai                   7/10 at 101         BBB+       1,686,164
                 New York University Health Obligated Group, Revenue Bonds,
                 Series 2000A, 6.500%, 7/01/25

        2,000   Dormitory Authority of the State of New York, Catholic Health               7/10 at 101           A-       2,202,060
                 Services of Long Island Revenue Bonds (St. Catherine of Sienna
                 Medical Center), Series 2000A, 6.500%, 7/01/20

        5,000   New York State Medical Care Facilities Finance Agency, Hospital             2/04 at 102          Aa2       5,186,400
                 Insured Mortgage Revenue Bonds, 1994 Series A, 5.250%, 8/15/14

        4,000   Industrial Development Agency, Ulster County, New York, Civic              11/09 at 101           A2       4,040,120
                 Facility Revenue Bonds (The Kingston Hospital Project - Letter of
                 Credit Secured), Series 1999, 5.650%, 11/15/24

        3,825   Yates County Industrial Development Agency, New York,                       8/09 at 101          AAA       3,975,552
                 FHA-Insured Civic Facility Revenue Bonds (Soldiers and Sailors
                 Memorial Hospital of Yates County Project), Series 1999A,
                 5.650%, 2/01/39

          650   City of Yonkers Industrial Development Authority, New York, Civic           7/11 at 101         BBB-         652,392
                 Facility Revenue Bonds (St. John's Riverside Hospital Project),
                 Series 2001A, 7.125%, 7/01/31

        3,000   Industrial Development Agency, City of Yonkers, New York,                   2/09 at 101          AAA       3,065,070
                 Mortgage Revenue Bonds (FHA-Insured Mortgage - Michael
                 Malotz Skilled Nursing Pavilion Project), Series 1999,
                 5.450%, 2/01/29


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 0.5%

        1,000   New York City Housing Development Corporation, Multifamily                 11/10 at 101           AA       1,035,540
                 Housing Revenue Bonds, Series 2000A, 5.850%, 11/01/20
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 5.7%

        5,500   Guam Housing Corporation, Single Family Mortgage Revenue Bonds             No Opt. Call          AAA       5,871,580
                 (Guaranteed Mortgage-Backed Securities Program), 1998 Series A,
                 5.750%, 9/01/31 (Alternative Minimum Tax)

        5,700   State of New York Mortgage Agency, Homeowner Mortgage Revenue              10/09 at 100          Aa1       5,805,450
                 Bonds, Series 82, 5.650%, 4/01/30 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 1.7%

                Appleridge Retirement Community, Inc., New York, Mortgage Revenue
                Bonds (GNMA Collateralized Mortgage Loan - Appleridge Retirement
                Community, Inc. Project), Series 1999:
        1,150    5.700%, 9/01/31                                                            9/09 at 102          Aaa       1,205,557
        1,250    5.750%, 9/01/41                                                            9/09 at 102          Aaa       1,316,125

        1,000   New York City Industrial Development Agency, Civic Facility Revenue         7/10 at 102          N/R         999,800
                 Bonds (Special Needs Facilities Pooled Program), Series 2000A-1,
                 8.125%, 7/01/19


   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 12.6%

                Monticello Central School District, Sullivan County, New York, Serial
                Bonds, Series 2000:
$         300    6.000%, 6/15/18                                                            6/09 at 101          AAA   $     328,224
          335    6.000%, 6/15/19                                                            6/09 at 101          AAA         365,562
          300    6.000%, 6/15/20                                                            6/09 at 101          AAA         327,582

                County of Nassau, New York, General Improvement Bonds, Series E:
        1,400    6.000%, 3/01/17                                                            3/10 at 100          AAA       1,529,696
          740    6.000%, 3/01/19                                                            3/10 at 100          AAA         803,507

        3,000   The City of New York, New York, General Obligation Bonds,                   2/08 at 101            A       3,066,810
                Fiscal 1998 Series F, 5.250%, 8/01/16

                The City of New York, New York, General Obligation Bonds, Fiscal
                1999 Series J:
        2,000    5.000%, 5/15/20                                                            5/09 at 101          AAA       1,976,840
        5,000    5.125%, 5/15/29                                                            5/09 at 101          AAA       4,970,200

          800   Northern Mariana Islands Commonwealth, General Obligation                   6/10 at 100            A         826,400
                 Bonds, Series 2000A, 6.000%, 6/01/20

                County of Orange, New York, General Obligation Bonds, Various
                Purpose Serial Bonds of 1997:
        3,040    5.125%, 9/01/22                                                            9/07 at 101          Aa1       3,052,251
        1,195    5.125%, 9/01/23                                                            9/07 at 101          Aa1       1,199,003

                The City of Rochester, New York, General Obligation Serial Bonds,
                Series 1999:
          720    5.250%, 10/01/18                                                          No Opt. Call          AAA         758,513
          720    5.250%, 10/01/19                                                          No Opt. Call          AAA         756,266

        2,280   County of Rockland, New York, Various Purpose Serial Bonds,                10/09 at 101           AA       2,450,248
                 Series 1999, 5.600%, 10/15/16

                City School District of Rye, Westchester County, New York,
                General Obligation Serial Bonds, Series 1999:
          650    5.600%, 8/15/17                                                            8/08 at 101          Aaa         695,084
          675    5.600%, 8/15/18                                                            8/08 at 101          Aaa         719,550
          675    5.600%, 8/15/19                                                            8/08 at 101          Aaa         717,721

        1,000   City of Yonkers, New York, School Bonds, Series 1999-C,                     6/09 at 101          AAA         998,160
                 5.000%, 6/01/19


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 19.0%

        1,000   Battery Park City Authority, Junior Revenue Refunding Bonds,               11/03 at 102           A+       1,034,070
                 Series 1993A, 5.800%, 11/01/22

                Metropolitan Transportation Authority, New York, Dedicated Tax
                Fund Bonds, Series 1999A:
        1,000    5.000%, 4/01/17                                                            4/09 at 101          AAA       1,011,380
        6,520    5.250%, 4/01/23                                                            4/09 at 101          AAA       6,629,080

        2,500   Nassau County Interim Finance Authority, New York, Sales Tax               11/10 at 100          AAA       2,716,350
                 Secured Bonds, Series 2000A, 5.750%, 11/15/16

        2,000   Dormitory Authority of the State of New York, Court Facilities Lease        5/10 at 101          AAA       2,140,420
                 Revenue Bonds (The City of New York Issue), Series 1999,
                 5.750%, 5/15/30

        2,910   Dormitory Authority of the State of New York, Special Act School            7/09 at 102          AAA       3,035,217
                 Districts Program Insured Revenue Bonds, Series 1998,
                 5.250%, 7/01/15

        5,000   Dormitory Authority of the State of New York, Mental Health                 8/09 at 101          AAA       5,005,650
                 Services Facilities Improvement Revenue Bonds, Series 1999D,
                 5.250%, 2/15/29

        1,960   Dormitory Authority of the State of New York, Mental Health                 8/10 at 100          AAA       2,122,837
                 Facilities Improvement Revenue Bonds, Series 2000D,
                 5.875%, 8/15/18

        1,000   New York State Medical Care Facilities Finance Agency, Mental               2/04 at 102          AAA       1,000,570
                 Health Services Facilities Improvement Revenue Bonds,
                 1994 Series A, 5.250%, 8/15/23

        1,795   New York State Thruway Authority, Highway and Bridge Trust Fund             4/10 at 101          AAA       1,893,276
                 Bonds, Series 2000B, 5.600%, 4/01/20

        2,900   New York State Thruway Authority, Local Highway and Bridge Service          4/08 at 101          AAA       3,021,626
                 Contract Bonds, Series 1998A, 5.375%, 4/01/16

        3,000   New York State Urban Development Corporation, Correctional                  1/09 at 101          AAA       3,252,300
                 Facilities Service Contract Revenue Bonds, Series C,
                 6.000%, 1/01/29

        3,345   Suffolk County Judicial Facilities Agency, New York, Service               10/09 at 101          AAA       3,494,421
                 Agreement Revenue Bonds (John P. Colahan Court Complex),
                 Series 1999, 5.250%, 10/15/15


                            Nuveen New York Dividend Advantage Municipal Fund (NAN) (continued)

                                Portfolio of Investments March 31, 2001 (Unaudited)

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/LIMITED (continued)

$         750   Virgin Islands Public Finance Authority, Revenue Bonds (Virgin Islands     10/10 at 101         BBB-   $     805,208
                 Gross Receipts Tax Loan Note), Series 1999A, 6.500%, 10/01/24

        1,400   City of Yonkers Industrial Development Agency, New York, Civic              2/11 at 100         BBB-       1,410,388
                 Facility Revenue Bonds (Community Development Properties -
                 Yonkers, Inc. Project), Series 2001A, 6.625%, 2/01/26


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 7.9%

        1,250   Metropolitan Transportation Authority, New York, Commuter                   7/07 at 102          AAA       1,239,988
                 Facilities Revenue Bonds, Series 1997B, 5.000%, 7/01/20

        2,000   Metropolitan Transportation Authority, New York, Commuter                   7/07 at 101          AAA       2,042,320
                 Facilities Revenue Bonds, Series 1997C, 5.375%, 7/01/27

                New York City Industrial Development Agency, Special Facility
                Revenue Bonds (1990 American Airlines, Inc. Project):
        2,250    5.400%, 7/01/19 (Alternative Minimum Tax)                                  8/07 at 102         Baa1       2,067,368
        5,600    5.400%, 7/01/20 (Alternative Minimum Tax)                                  8/07 at 102         Baa1       5,132,232

          500   Niagara Frontier Transportation Authority, Airport Revenue Bonds            4/09 at 101          AAA         518,580
                 (Buffalo/Niagara International Airport), Series 1999A,
                 5.625%, 4/01/29 (Alternative Minimum Tax)

        3,000   The Port Authority of New York and New Jersey, Consolidated Bonds,         10/07 at 101          AAA       3,136,470
                 One Hundred and Twentieth Series, 5.750%, 10/15/26
                 (Alternative Minimum Tax)

        2,000   Triborough Bridge and Tunnel Authority, New York, General Purpose           1/07 at 101          Aa3       2,011,220
                 Revenue Bonds, Series 1997A, 5.250%, 1/01/28


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 6.2%

          500   Industrial Development Agency, Erie County, New York, Solid Waste          12/10 at 103          N/R         250,000
                 Disposal Facility Revenue Bonds (1998 CanFibre of Lackawanna
                 Project), 9.050%, 12/01/25 (Alternative Minimum Tax)

                Long Island Power Authority, New York, Electric System General
                Revenue Bonds, Series 1998A:
        4,800    5.125%, 12/01/22                                                           6/08 at 101          AAA       4,762,416
        5,575    5.250%, 12/01/26                                                           6/08 at 101          AAA       5,604,822

        2,000   Power Authority of the State of New York, Revenue Bonds,                   11/10 at 100          Aa2       2,015,660
                 Series 2000A, 5.250%, 11/15/30


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 4.1%

        6,000   New York City Municipal Water Finance Authority, Water and                  6/06 at 101          AAA       6,277,860
                 Sewer System Revenue Bonds, Fiscal 1996 Series B,
                 5.750%, 6/15/26

        1,000   New York City Municipal Water Finance Authority, Water and                  6/05 at 101          AAA       1,046,100
                 Sewer System Revenue Bonds, Fiscal 1996 Series A,
                 5.875%, 6/15/25

        1,000   New York City Municipal Water Finance Authority, Water and                  6/10 at 101           AA       1,031,840
                 Sewer System Revenue Bonds, Fiscal 2001 Series A,
                 5.500%, 6/15/33
------------------------------------------------------------------------------------------------------------------------------------
$     196,925   Total Investments (cost $193,245,141) - 98.9%                                                            201,173,768
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.1%                                                                       2,315,245
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $ 203,489,013
                ====================================================================================================================

                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings:  Using  the  higher  of  Standard  & Poor's or
                         Moody's rating.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.


Statement of
      Net Assets March 31, 2001 (Unaudited)

                                                                                         NEW YORK          NEW YORK
                                                                        NEW YORK      PERFORMANCE        INVESTMENT         NEW YORK
                                                                           VALUE             PLUS           QUALITY   SELECT QUALITY
                                                                           (NNY)            (NNP)             (NQN)            (NVN)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in municipal securities, at market value                $148,214,896     $356,444,205      $408,479,939     $533,625,981
Temporary investments in short-term municipal
   securities, at amortized cost, which approximates
   market value                                                               --               --                --        2,500,000
Cash                                                                          --               --         1,027,685               --
Receivables:
   Interest                                                            2,426,673        5,957,382         6,666,549        8,397,651
   Investments sold                                                    2,040,000       11,240,134         9,090,000       18,640,500
Other assets                                                              24,635           47,004            39,152           49,399
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                   152,706,204      373,688,725       425,303,325      563,213,531
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                           482,271          135,227                --          155,109
Payable for investments purchased                                      2,884,033       12,038,683         5,061,938        8,783,633
Accrued expenses:
   Management fees                                                        74,031          194,973           226,160          296,596
   Other                                                                  95,764          104,878           181,070          241,127
Preferred share dividends payable                                            N/A           44,147            58,616           42,527
Common share dividends payable                                           642,846        1,084,375         1,221,199        1,697,977
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                4,178,945       13,602,283         6,748,983       11,216,969
------------------------------------------------------------------------------------------------------------------------------------
Net assets                                                          $148,527,259     $360,086,442      $418,554,342     $551,996,562
====================================================================================================================================
Preferred shares, at liquidation value                                      N/A      $124,300,000      $144,000,000     $193,000,000
====================================================================================================================================
Preferred shares outstanding                                                 N/A            4,972             5,760            7,720
====================================================================================================================================
Common shares outstanding                                             15,120,364       14,957,607        17,699,489       23,420,962
====================================================================================================================================
Net asset value per Common share outstanding (net assets
   less Preferred shares at liquidation
   value, divided by Common shares outstanding)                     $       9.82     $      15.76      $      15.51     $      15.33
====================================================================================================================================

N/A - Fund is not authorized to issue Preferred Shares.


                                 See accompanying notes to financial statements.

Statement of
   Net Assets (Unaudited) (continued)
                                                                                                            INSURED         NEW YORK
                                                                                         NEW YORK          NEW YORK         DIVIDEND
                                                                                   QUALITY INCOME    PREMIUM INCOME        ADVANTAGE
                                                                                            (NUN)             (NNF)            (NAN)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in municipal securities, at market value                                 $554,679,442      $188,879,024     $201,173,768
Temporary investments in short-term municipal
   securities, at amortized cost, which approximates
   market value                                                                                --           600,000               --
Cash                                                                                    7,085,760           634,899           25,934
Receivables:
   Interest                                                                             8,443,379         2,803,922        3,011,342
   Investments sold                                                                            --                --               --
Other assets                                                                               30,566            27,506          110,799
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                    570,239,147       192,945,351      204,321,843
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                                                 --                --              --
Payable for investments purchased                                                       6,145,661         1,807,346              --
Accrued expenses:
   Management fees                                                                        301,692           104,350           59,621
   Other                                                                                   52,248           120,330          128,699
Preferred share dividends payable                                                          60,823            24,121           38,561
Common share dividends payable                                                          1,709,945           560,207          605,949
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                 8,270,369         2,616,354          832,830
------------------------------------------------------------------------------------------------------------------------------------
Net assets                                                                           $561,968,778      $190,328,997     $203,489,013
====================================================================================================================================
Preferred shares, at liquidation value                                               $197,000,000      $ 65,000,000     $ 69,000,000
====================================================================================================================================
Preferred shares outstanding                                                                7,880             2,600            2,760
====================================================================================================================================
Common shares outstanding                                                              24,083,739         8,299,632        9,179,691
====================================================================================================================================
Net asset value per Common share outstanding
   (net assets less Preferred shares
   at liquidation value, divided by Common
   shares outstanding)                                                               $      15.15      $      15.10     $      14.65
====================================================================================================================================

                                 See accompanying notes to financial statements.

Statement of
      Operations Six Months Ended March 31, 2001 (Unaudited)

                                                                                         NEW YORK          NEW YORK
                                                                        NEW YORK      PERFORMANCE        INVESTMENT         NEW YORK
                                                                           VALUE             PLUS           QUALITY   SELECT QUALITY
                                                                           (NNY)            (NNP)             (NQN)            (NVN)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                     $4,394,162      $10,322,660       $11,772,190      $16,080,476
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                          435,905        1,125,448         1,307,335        1,721,236
Preferred shares - auction fees                                              N/A          154,949           179,507          240,589
Preferred shares - dividend disbursing agent fees                            N/A           20,945            14,959           14,959
Shareholders' servicing agent fees and expenses                           17,499           15,059            15,885           16,346
Custodian's fees and expenses                                             42,397           93,988            78,440          121,317
Directors'/Trustees' fees and expenses                                       632            1,995             1,744            2,337
Professional fees                                                          7,200            7,760            11,002           41,667
Shareholders' reports - printing and mailing expenses                     19,937           24,162            32,990           28,567
Stock exchange listing fees                                               12,420           12,420            12,465           16,633
Investor relations expense                                                13,449           22,481            25,135           32,343
Portfolio insurance expense                                                   --               --            22,555           44,679
Other expenses                                                             6,046           11,567            12,525           16,101
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and
   expense reimbursement                                                 555,485        1,490,774         1,714,542        2,296,774
   Custodian fee credit                                                  (11,080)         (23,452)          (32,169)        (22,281)
   Expense reimbursement                                                      --               --                --               --
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                             544,405        1,467,322         1,682,373        2,274,493
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                  3,849,757        8,855,338        10,089,817       13,805,983
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN FROM INVESTMENTS
Net realized gain from investment transactions                         1,223,215        2,250,048         1,013,098        2,252,615
Change in net unrealized appreciation (depreciation)
   of investments                                                      3,488,200       13,960,300        16,673,397       15,255,019
------------------------------------------------------------------------------------------------------------------------------------
Net gain from investments                                              4,711,415       16,210,348        17,686,495       17,507,634
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                            $8,561,172      $25,065,686       $27,776,312      $31,313,617
====================================================================================================================================

N/A - Fund is not authorized to issue Preferred Shares.

                                 See accompanying notes to financial statements.

Statement of
    Operations (Unaudited) (continued)

                                                                                                           INSURED         NEW YORK
                                                                                        NEW YORK          NEW YORK        DIVIDEND
                                                                                  QUALITY INCOME    PREMIUM INCOME        ADVANTAGE
                                                                                           (NUN)             (NNF)            (NAN)
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                                    $16,156,941       $ 5,304,579      $ 5,451,361
-----------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                                        1,751,280           604,067          641,034
Preferred shares - auction fees                                                          245,576            81,028           86,013
Preferred shares - dividend disbursing agent fees                                         19,945            10,158            4,987
Shareholders' servicing agent fees and expenses                                           16,526             5,749            1,388
Custodian's fees and expenses                                                            115,229            46,266           36,346
Directors'/Trustees' fees and expenses                                                     2,388               799            1,167
Professional fees                                                                         11,750             8,259            7,760
Shareholders' reports - printing and mailing expenses                                     32,640            16,745           10,480
Stock exchange listing fees                                                               16,242             8,063            4,823
Investor relations expense                                                                33,074            11,474           10,560
Portfolio insurance expense                                                                   --             5,224               --
Other expenses                                                                            16,705             7,409            6,296
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement                   2,261,355           805,241          810,854
   Custodian fee credit                                                                  (25,666)           (6,664)         (13,948)
   Expense reimbursement                                                                      --                --         (297,997)
-----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                           2,235,689           798,577          498,909
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                 13,921,252         4,506,002        4,952,452
-----------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN FROM INVESTMENTS
Net realized gain from investment transactions                                           606,999           376,305           13,583
Change in net unrealized appreciation (depreciation) of investments                   16,477,916         6,709,137       11,194,720
-----------------------------------------------------------------------------------------------------------------------------------
Net gain from investments                                                             17,084,915         7,085,442       11,208,303
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                           $31,006,167       $11,591,444      $16,160,755
===================================================================================================================================

See accompanying notes to financial statements.


Statement of
      Changes in Net Assets (Unaudited)

                                                                                                           NEW YORK INVESTMENT
                                      NEW YORK VALUE (NNY)         NEW YORK PERFORMANCE PLUS (NNP)             QUALITY (NQN)
                              ---------------------------------  ---------------------------------- --------------------------------
                              SIX MONTHS ENDED      YEAR ENDED  SIX MONTHS ENDED        YEAR ENDED SIX MONTHS ENDED      YEAR ENDED
                                       3/31/01         9/30/00           3/31/01           9/30/00          3/31/01         9/30/00
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income              $ 3,849,757     $ 7,852,919       $ 8,855,338      $ 18,449,960     $ 10,089,817    $ 21,099,193
Net realized gain (loss)
   from investment
   transactions                      1,223,215      (2,384,322)        2,250,048        (3,722,638)       1,013,098          (4,331)
Change in net unrealized
   appreciation
   (depreciation)
    of investments                   3,488,200       1,931,204        13,960,300         5,373,142       16,673,397       1,556,107
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   from operations                   8,561,172       7,399,801        25,065,686        20,100,464       27,776,312      22,650,969
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From and in excess of
net investment income:
   Common shareholders              (3,876,863)     (7,635,788)       (6,554,322)      (14,157,319)      (7,436,678)    (16,212,733)
   Preferred shareholders                  N/A             N/A        (2,151,594)       (4,438,643)      (2,496,234)     (5,277,296)
From accumulated net realized gains
   from investment transactions:
   Common shareholders                      --              --                --          (927,372)              --              --
   Preferred shareholders                  N/A              N/A               --          (239,859)              --              --
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from
   distributions to shareholders    (3,876,863)     (7,635,788)       (8,705,916)      (19,763,193)      (9,932,912)    (21,490,029)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares
    issued to shareholders due to
    reinvestment of distributions           --              --                --           338,150               --         202,777
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
    in net assets                     4,684,309       (235,987)       16,359,770           675,421       17,843,400       1,363,717
Net assets at the
    beginning of period             143,842,950    144,078,937       343,726,672       343,051,251      400,710,942     399,347,225
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period    $148,527,259   $143,842,950      $360,086,442      $343,726,672     $418,554,342    $400,710,942
===================================================================================================================================
Undistributed (Over-distribution
   of) net investment income at
   the end of period              $    280,920    $    308,026      $    353,452      $    201,139     $     82,743    $    (77,054)
===================================================================================================================================
N/A - Fund is not authorized to issue Preferred Shares.

                                 See accompanying notes to financial statements.

Statement of
      Changes in Net Assets (Unaudited) (continued)
                                                                     NEW YORK SELECT QUALITY (NVN)     NEW YORK QUALITY INCOME (NUN)
                                                                -------------------------------------- ----------------------------
                                                                SIX MONTHS ENDED        YEAR ENDED SIX MONTHS ENDED      YEAR ENDED
                                                                         3/31/01           9/30/00          3/31/01         9/30/00
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                               $ 13,805,983      $ 28,632,015     $ 13,921,252    $ 28,520,019
Net realized gain (loss) from investment
   transactions                                                        2,252,615           (33,842)         606,999        (894,838)
Change in net unrealized appreciation
   (depreciation) of investments                                      15,255,019        (1,114,564)      16,477,916      (1,358,236)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   from operations                                                    31,313,617        27,483,609       31,006,167      26,266,945
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From and in excess of net investment income:
   Common shareholders                                               (10,238,468)      (21,781,081)     (10,262,257)    (21,579,031)
   Preferred shareholders                                             (3,389,158)       (7,323,404)      (3,491,244)     (7,255,538)
From accumulated net realized gains from
   investment transactions:
   Common shareholders                                                        --                --               --              --
   Preferred shareholders                                                     --                --               --              --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from
   distributions to shareholders                                     (13,627,626)      (29,104,485)     (13,753,501)    (28,834,569)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares
   issued to shareholders due to
   reinvestment of distributions                                              --           649,013               --         352,095
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                 17,685,991          (971,863)      17,252,666      (2,215,529)
Net assets at the beginning of period                                534,310,571       535,282,434      544,716,112     546,931,641
------------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                                     $551,996,562      $534,310,571     $561,968,778    $544,716,112
===================================================================================================================================
Undistributed (Over-distribution of) net
   investment income at the end of period                           $    209,551      $     27,687     $    403,355    $    233,021
===================================================================================================================================

                                 See accompanying notes to financial statements.

                                                                          INSURED NEW YORK                 NEW YORK DIVIDEND
                                                                        PREMIUM INCOME (NNF)                 ADVANTAGE (NAN)
                                                                 ---------------------------------  -------------------------------
                                                                 SIX MONTHS ENDED       YEAR ENDED  SIX MONTHS ENDED     YEAR ENDED
                                                                          3/31/01          9/30/00           3/31/01        9/30/00
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                $ 4,506,002       $ 9,000,639      $ 4,952,452     $ 9,934,652
 Net realized gain (loss) from investment
   transactions                                                          376,305        (1,368,476)          13,583      (2,324,007)
 Change in net unrealized appreciation
   (depreciation) of investments                                       6,709,137         1,878,653       11,194,720       3,967,251
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   from operations                                                    11,591,444         9,510,816       16,160,755      11,577,896
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From and in excess of net investment income:
   Common shareholders                                                (3,319,854)       (6,822,300)      (3,594,381)     (7,567,872)
   Preferred shareholders                                             (1,113,417)       (2,383,047)      (1,258,422)     (2,654,946)
From accumulated net realized gains
   from investment transactions:
   Common shareholders                                                        --                --               --              --
   Preferred shareholders                                                     --                --               --              --
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from
   distributions to shareholders                                      (4,433,271)       (9,205,347)      (4,852,803)    (10,222,818)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares
   issued to shareholders due to
   reinvestment of distributions                                              --            65,682            9,938          14,786
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                  7,158,173           371,151       11,317,890       1,369,864
Net assets at the beginning of period                                183,170,824       182,799,673      192,171,123     190,801,259
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                                     $190,328,997      $183,170,824     $203,489,013    $192,171,123
===================================================================================================================================
Undistributed (Over-distribution of) net
   investment income at the end of period                           $    321,571      $    248,840     $   (121,558)   $   (226,529)
===================================================================================================================================

                                 See accompanying notes to financial statements.

Notes to
      Financial Statements (Unaudited)



1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
The New York Funds (the "Funds") covered in this report and their corresponding New York Stock Exchange symbols are Nuveen New York Municipal Value Fund, Inc.
(NNY), Nuveen New York Performance Plus Municipal Fund, Inc. (NNP), Nuveen New York Investment Quality Municipal Fund, Inc. (NQN), Nuveen New York Select Quality Municipal Fund, Inc. (NVN), Nuveen New York Quality Income Municipal Fund, Inc. (NUN), Nuveen Insured New York Premium Income Municipal Fund, Inc.
(NNF) and Nuveen New York Dividend Advantage Municipal Fund (NAN).

Each Fund seeks to provide current income exempt from both regular federal and New York State income taxes by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within the state of New York. The Funds are registered under the Investment Company Act of 1940 as closed-end, diversified management investment companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.


Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.


Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At March 31, 2001, New York Value (NNY), New York Performance Plus (NNP), New York Investment Quality (NQN), New York Select Quality (NVN), New York Quality Income
(NUN) and Insured New York Premium Income (NNF) had outstanding delayed delivery and/or when-issued purchase commitments of $2,359,656, $7,334,695, $5,061,938, $8,783,633, $6,145,661, and $1,807,346, respectively. There were no such outstanding purchase commitments in New York Dividend Advantage (NAN).


Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities.


Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and New York state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.


Preferred Shares
New York Value (NNY) is not authorized to issue Preferred shares. The Funds below have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in one or more Series. The dividend rate on each Series may change every seven days, as set by the auction agent. The number of shares outstanding, by Series and in total, for each Fund is as follows:


                                                                                     INSURED
                                  NEW YORK     NEW YORK    NEW YORK     NEW YORK    NEW YORK    NEW YORK
                               PERFORMANCE   INVESTMENT      SELECT      QUALITY     PREMIUM    DIVIDEND
                                      PLUS      QUALITY     QUALITY       INCOME      INCOME   ADVANTAGE
                                     (NNP)        (NQN)       (NVN)        (NUN)       (NNF)       (NAN)
--------------------------------------------------------------------------------------------------------
Number of shares:
   Series M                          1,600          960          --        2,200       1,320          --
   Series T                            800        2,400       1,720           --       1,280          --
   Series W                          2,000           --       2,400        2,200          --          --
   Series Th                            --           --       3,600        2,400          --          --
   Series F                            572        2,400          --        1,080          --       2,760
--------------------------------------------------------------------------------------------------------
Total                                4,972        5,760       7,720        7,880       2,600       2,760
========================================================================================================

Insurance
New York Investment Quality (NQN), New York Select Quality (NVN), New York Quality Income (NUN) and Insured New York Premium Income (NNF) invest in municipal securities which are either covered by insurance or are backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Funds' shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Funds ultimately dispose of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance is effective only while the municipal securities are held by the Funds. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Funds' shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Funds the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.


Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the six months ended March 31, 2001.


Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.


Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.


Audit Guide
In November 2000, the American Institute of Certified Public Accountants (AICPA)issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. It is not anticipated that the adoption of the Guide will have a significant effect on the financial statements.

Notes to
    Financial Statements (Unaudited) (continued)


2. FUND SHARES
Transactions in Common shares were as follows:

                                                                                         NEW YORK
                                                     NEW YORK VALUE (NNY)         PERFORMANCE PLUS (NNP)
                                                   --------------------------- ---------------------------
                                                   SIX MONTHS ENDED YEAR ENDED SIX MONTHS ENDED YEAR ENDED
                                                        3/31/01       9/30/00       3/31/01       9/30/00
----------------------------------------------------------------------------------------------------------
Shares issued to shareholders
   due to reinvestment of distributions                         --         --               --     23,171
==========================================================================================================

                                                         NEW YORK INVESTMENT         NEW YORK SELECT
                                                            QUALITY (NQN)              QUALITY (NVN)
                                                   --------------------------- ---------------------------
                                                   SIX MONTHS ENDED YEAR ENDED SIX MONTHS ENDED YEAR ENDED
                                                        3/31/01       9/30/00       3/31/01       9/30/00
----------------------------------------------------------------------------------------------------------
Shares issued to shareholders
   due to reinvestment of distributions                         --     14,233               --     45,210
==========================================================================================================

                                                             NEW YORK                 INSURED NEW YORK
                                                        QUALITY INCOME (NUN)        PREMIUM INCOME (NNF)
                                                   --------------------------- ---------------------------
                                                   SIX MONTHS ENDED YEAR ENDED SIX MONTHS ENDED YEAR ENDED
                                                        3/31/01       9/30/00       3/31/01       9/30/00
----------------------------------------------------------------------------------------------------------
Shares issued to shareholders
   due to reinvestment of distributions                         --     24,023               --      4,491
==========================================================================================================

                                                                                         NEW YORK
                                                                                 DIVIDEND ADVANTAGE (NAN)
                                                                               ---------------------------
                                                                               SIX MONTHS ENDED YEAR ENDED
                                                                                    3/31/01       9/30/00
----------------------------------------------------------------------------------------------------------
Shares issued to shareholders
   due to reinvestment of distributions                                                    684      1,826
==========================================================================================================

3. DISTRIBUTIONS TO COMMON SHAREHOLDERS

The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid May 1, 2001, to shareholders of record on April 15, 2001, as follows:

                                                                                     INSURED
                               NEW YORK     NEW YORK      NEW YORK     NEW YORK     NEW YORK     NEW YORK
                  NEW YORK  PERFORMANCE   INVESTMENT        SELECT      QUALITY      PREMIUM     DIVIDEND
                     VALUE         PLUS      QUALITY       QUALITY       INCOME       INCOME    ADVANTAGE
                     (NNY)        (NNP)        (NQN)         (NVN)        (NUN)        (NNF)        (NAN)
---------------------------------------------------------------------------------------------------------
Dividend per share  $.0425       $.0725       $.0690        $.0725       $.0710       $.0675       $.0660
=========================================================================================================


4. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in long-term municipal securities and short-term municipal securities during the six months ended March 31, 2001, were as follows:

                                                                       NEW YORK     NEW YORK     NEW YORK
                                                          NEW YORK  PERFORMANCE   INVESTMENT       SELECT
                                                             VALUE         PLUS      QUALITY      QUALITY
                                                             (NNY)        (NNP)        (NQN)        (NVN)
---------------------------------------------------------------------------------------------------------
Purchases:
   Long-term municipal securities                      $23,343,937  $44,142,643  $37,529,926  $76,221,286
   Short-term municipal securities                              --          --     8,850,000    5,500,000
Sales and maturities:
   Long-term municipal securities                       20,537,004   44,528,354   41,471,649   88,760,818
   Short-term municipal securities                              --           --    8,850,000    3,000,000
=========================================================================================================

                                                                                     INSURED
                                                                       NEW YORK     NEW YORK     NEW YORK
                                                                        QUALITY      PREMIUM     DIVIDEND
                                                                         INCOME       INCOME    ADVANTAGE
                                                                          (NUN)        (NNF)        (NAN)
---------------------------------------------------------------------------------------------------------
Purchases:
   Long-term municipal securities                                   $41,686,848   $8,500,086  $28,012,733
   Short-term municipal securities                                    4,450,000    1,600,000   14,250,000
Sales and maturities:
   Long-term municipal securities                                    42,914,525    8,084,838   29,445,600
   Short-term municipal securities                                    4,450,000    1,000,000   14,250,000
=========================================================================================================

At March 31, 2001, the identified cost of investments owned for federal income tax purposes were as follows:

                                                                                               INSURED
                                NEW YORK        NEW YORK       NEW YORK       NEW YORK        NEW YORK      NEW YORK
                  NEW YORK   PERFORMANCE      INVESTMENT         SELECT        QUALITY         PREMIUM      DIVIDEND
                     VALUE          PLUS         QUALITY        QUALITY         INCOME          INCOME     ADVANTAGE
                     (NNY)         (NNP)           (NQN)          (NVN)          (NUN)           (NNF)         (NAN)
--------------------------------------------------------------------------------------------------------------------
              $144,254,665  $340,851,581    $382,474,504   $505,896,549   $525,160,118    $177,791,101  $194,771,507
====================================================================================================================

At September 30, 2000, the Funds' last fiscal year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:


                                                                                     INSURED
                                NEW YORK    NEW YORK      NEW YORK     NEW YORK     NEW YORK      NEW YORK
                   NEW YORK  PERFORMANCE  INVESTMENT        SELECT      QUALITY      PREMIUM      DIVIDEND
                      VALUE         PLUS     QUALITY       QUALITY       INCOME       INCOME     ADVANTAGE
                      (NNY)        (NNP)       (NQN)         (NVN)        (NUN)        (NNF)         (NAN)
----------------------------------------------------------------------------------------------------------
   2002           $         --   $   --      $    --      $     --       $   --   $1,243,060    $     --
   2003                 --           --           --            --           --        3,373          --
   2004                 --           --           --            --           --    2,802,391          --
   2005                 --           --           --            --           --      540,548          --
   2006                 --           --           --            --           --           --          --
   2007                 --           --           --            --           --           --     1,388,238
   2008           1,349,401       323,091     1,220,746    1,620,836      904,481    490,279       797,642
----------------------------------------------------------------------------------------------------------
Total             $1,349,401     $323,091    $1,220,746   $1,620,836     $904,481 $5,079,651    $2,185,880
==========================================================================================================


Notes to
    Financial Statements (Unaudited) (continued)


5. UNREALIZED APPRECIATION (DEPRECIATION)
Gross unrealized appreciation and gross unrealized depreciation of investments for federal income tax purposes at March 31, 2001, were as follows:

                                                                       NEW YORK     NEW YORK     NEW YORK
                                                          NEW YORK  PERFORMANCE   INVESTMENT       SELECT
                                                             VALUE         PLUS      QUALITY      QUALITY
                                                             (NNY)        (NNP)        (NQN)        (NVN)
---------------------------------------------------------------------------------------------------------
Gross unrealized:
   appreciation                                        $ 8,030,924  $19,608,343  $26,359,906  $30,603,907
   depreciation                                         (4,070,693)  (4,015,719)    (354,471)    (374,475)
---------------------------------------------------------------------------------------------------------
Net unrealized appreciation                            $ 3,960,231  $15,592,624  $26,005,435  $30,229,432
=========================================================================================================

                                                                                     INSURED
                                                                       NEW YORK     NEW YORK     NEW YORK
                                                                        QUALITY      PREMIUM     DIVIDEND
                                                                         INCOME       INCOME    ADVANTAGE
                                                                          (NUN)        (NNF)        (NAN)
---------------------------------------------------------------------------------------------------------
Gross unrealized:
   appreciation                                                     $29,832,672  $12,600,814  $ 9,037,243
   depreciation                                                        (313,348)    (912,891)  (2,634,982)
---------------------------------------------------------------------------------------------------------
Net unrealized appreciation                                         $29,519,324  $11,687,923  $ 6,402,261
=========================================================================================================


6. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Funds' (excluding New York Value (NNY) and New York Dividend Advantage
(NAN)) investment management agreements with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets of each Fund as follows:



AVERAGE DAILY NET ASSETS                                          MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $125 million                                           .6500 of 1%
For the next $125 million                                            .6375 of 1
For the next $250 million                                            .6250 of 1
For the next $500 million                                            .6125 of 1
For the next $1 billion                                              .6000 of 1
For the next $3 billion                                              .5875 of 1
For net assets over $5 billion                                       .5750 of 1
================================================================================


Under New York Value's (NNY) investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, of .35 of 1% of the average daily net assets of the Fund, as well as 4.125% of the gross interest income of the Fund.

Under New York Dividend Advantage's (NAN) investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets of the Fund as follows:

AVERAGE DAILY NET ASSETS                                          MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $125 million                                           .6500 of 1%
For the next $125 million                                            .6375 of 1
For the next $250 million                                            .6250 of 1
For the next $500 million                                            .6125 of 1
For the next $1 billion                                              .6000 of 1
For net assets over $2 billion                                       .5750 of 1
================================================================================

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of New York Dividend Advantage (NAN) in an amount equal to .30% of the average daily net assets for the period May 26, 1999 (commencement of operations) through July 31, 2004, .25% of the average daily net assets for the year ended July 31, 2005, .20% of the average daily net assets for the year ended July 31, 2006, .15% of the average daily net assets for the year ended July 31, 2007, .10% of the average daily net assets for the year ended July 31, 2008, and .05% of the average daily net assets for the year ended July 31, 2009. The Adviser has not agreed to reimburse New York Dividend Advantage (NAN) for any portion of its fees and expenses beyond July 31, 2009.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors/Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.

Notes to
    Financial Statements (Unaudited) (continued)


7. COMPOSITION OF NET ASSETS
At March 31, 2001, net assets consisted of:

                                                                        NEW YORK      NEW YORK       NEW YORK
                                                          NEW YORK   PERFORMANCE    INVESTMENT         SELECT
                                                             VALUE          PLUS       QUALITY        QUALITY
                                                             (NNY)         (NNP)         (NQN)          (NVN)
-------------------------------------------------------------------------------------------------------------
Preferred shares, $25,000 stated value per share,
   at liquidation value                               $        N/A  $124,300,000  $144,000,000   $193,000,000
Common shares, $.01 par value per share                    151,204       149,576       176,995        234,210
Paid-in surplus                                        144,261,090   217,763,833   248,496,817    327,691,590
Undistributed (Over-distribution of)
   net investment income                                   280,920       353,452       82,743         209,551
Accumulated net realized gain (loss)
   from investment transactions                         (1,964,864)   (1,472,591)    (211,979)        631,779
Net unrealized appreciation of investments               5,798,909    18,992,172   26,009,766      30,229,432
-------------------------------------------------------------------------------------------------------------
Net assets                                            $148,527,259  $360,086,442 $418,554,342    $551,996,562
=============================================================================================================
Authorized shares:
   Common                                              250,000,000   200,000,000  200,000,000     200,000,000
   Preferred                                                   N/A     1,000,000    1,000,000       1,000,000
=============================================================================================================

N/A - Fund is not authorized to issue Preferred shares.

                                                                                      INSURED
                                                                       NEW YORK      NEW YORK        NEW YORK
                                                                        QUALITY       PREMIUM        DIVIDEND
                                                                         INCOME        INCOME       ADVANTAGE
                                                                          (NUN)         (NNF)           (NAN)
-------------------------------------------------------------------------------------------------------------
Preferred shares, $25,000 stated value per share,
   at liquidation value                                             $197,000,000  $ 65,000,000   $ 69,000,000
Common shares, $.01 par value per share                                  240,837        82,996         91,797
Paid-in surplus                                                      335,102,744   117,939,855    130,288,809
Undistributed (Over-distribution of) net investment income               403,355       321,571       (121,558)
Accumulated net realized gain (loss) from investment transactions       (455,393)   (5,581,545)    (3,698,662)
Net unrealized appreciation of investments                            29,677,235    12,566,120      7,928,627
-------------------------------------------------------------------------------------------------------------
Net assets                                                          $561,968,778  $190,328,997   $203,489,013
=============================================================================================================
Authorized shares:
   Common                                                            200,000,000   200,000,000      Unlimited
   Preferred                                                           1,000,000     1,000,000      Unlimited
=============================================================================================================


Financial
         Highlights (Unaudited)
Selected data for a Common share outstanding throughout each period:

                                      Investment Operations                              Less Distributions
                             -------------------------------------   --------------------------------------------------------------
                                                                       From and    From and
                                                                      in Excess   in Excess
                                                                         of Net      of Net
                                                    Net              Investment  Investment     Capital      Capital
                                              Realized/               Income to   Income to    Gains to     Gains to
                Beginning           Net      Unrealized                  Common   Preferred      Common    Preferred
                Net Asset    Investment      Investment                  Share-      Share-      Share-       Share-
                    Value        Income      Gain (Loss)      Total     holders    holders+     holders     holders+        Total
==================================================================================================================================
NEW YORK
VALUE (NNY)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2001(a)            $ 9.51         $ .25          $  .32      $  .57      $ (.26)      $ N/A       $  --        $ N/A       $ (.26)
2000                 9.53           .52            (.03)        .49        (.51)        N/A          --          N/A         (.51)
1999                10.39           .51            (.76)       (.25)       (.51)        N/A        (.10)         N/A         (.61)
1998                10.28           .55             .20         .75        (.55)        N/A        (.09)         N/A         (.64)
1997                10.23           .62             .06         .68        (.62)        N/A        (.01)         N/A         (.63)
1996                10.44           .64            (.15)        .49        (.66)        N/A        (.04)         N/A         (.70)
NEW YORK PERFORMANCE
PLUS (NNP)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2001(a)             14.67           .59            1.08        1.67        (.44)       (.14)         --           --         (.58)
2000                14.65          1.23             .12        1.35        (.95)       (.30)       (.06)        (.02)       (1.33)
1999                16.24          1.24           (1.56)       (.32)      (1.03)       (.22)         --           --        (1.25)
1998                16.23          1.31             .02        1.33       (1.09)       (.23)         --           --        (1.32)
1997                16.17          1.35             .06        1.41       (1.11)       (.24)         --           --        (1.35)
1996                16.41          1.36            (.22)       1.14       (1.13)       (.25)         --           --        (1.38)
NEW YORK INVESTMENT
QUALITY (NQN)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2001(a)             14.50           .57            1.00        1.57        (.42)       (.14)         --           --         (.56)
2000                14.44          1.19             .09        1.28        (.92)       (.30)         --           --        (1.22)
1999                15.89          1.19           (1.30)       (.11)      (1.00)       (.21)       (.09)        (.02)       (1.32)
1998                15.85          1.24             .09        1.33       (1.06)       (.22)       (.01)          --        (1.29)
1997                15.89          1.29            (.01)       1.28       (1.07)       (.22)       (.02)        (.01)       (1.32)
1996                16.16          1.30            (.25)       1.05       (1.05)       (.24)       (.02)        (.01)       (1.32)
NEW YORK SELECT
QUALITY (NVN)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2001(a)             14.57           .59             .75        1.34        (.44)       (.14)         --           --         (.58)
2000                14.64          1.22            (.05)       1.17        (.93)       (.31)         --           --        (1.24)
1999                15.99          1.20           (1.28)       (.08)       (.99)       (.21)       (.04)        (.01)       (1.25)
1998                15.90          1.19             .11        1.30        (.99)       (.22)         --           --        (1.21)
1997                15.78          1.21             .13        1.34        (.99)       (.22)       (.01)          --        (1.22)
1996                15.90          1.22            (.06)       1.16       (1.01)       (.23)       (.03)        (.01)       (1.28)
==================================================================================================================================
                                                   Total Returns
                                               --------------------
                 Offering
                Costs and                                     Based
                Preferred        Ending           Based          on
                    Share           Net          Ending          on         Net
             Underwriting         Asset          Market      Market       Asset
                Discounts         Value           Value       Value**     Value**
=================================================================================
NEW YORK
VALUE (NNY)
---------------------------------------------------------------------------------
Year Ended 9/30:
2001(a)              $ --        $ 9.82        $ 9.1400        7.49%       6.01%
2000                   --          9.51          8.7500        6.17        5.29
1999                   --          9.53          8.7500       (8.04)      (2.58)
1998                   --         10.39         10.1250         .87        7.57
1997                   --         10.28         10.6875        8.11        6.87
1996                   --         10.23         10.5000        8.07        4.85
NEW YORK PERFORMANCE
PLUS (NNP)
---------------------------------------------------------------------------------
Year Ended 9/30:
2001(a)                --         15.76         14.9100        8.79       10.52
2000                   --         14.67         14.1250        (.71)       7.45
1999                 (.02)        14.65         15.3125       (8.25)      (3.65)
1998                   --         16.24         17.7500         .63        7.00
1997                   --         16.23         18.7500       15.77        7.49
1996                   --         16.17         17.2500       10.76        5.53
NEW YORK INVESTMENT
QUALITY (NQN)
---------------------------------------------------------------------------------
Year Ended 9/30:
2001(a)                --         15.51         14.8600       10.32        9.95
2000                   --         14.50         13.8750       (1.52)       7.10
1999                 (.02)        14.44         15.0625       (8.13)      (2.45)
1998                   --         15.89         17.5000        2.60        7.27
1997                   --         15.85         18.1250       14.40        6.84
1996                   --         15.89         16.8750        9.01        5.09
NEW YORK SELECT
QUALITY (NVN)
---------------------------------------------------------------------------------
Year Ended 9/30:
2001(a)                --         15.33         14.9100       10.25        8.30
2000                   --         14.57         13.9375       (2.92)       6.14
1999                 (.02)        14.64         15.3750       (3.33)      (2.11)
1998                   --         15.99         16.9375        6.84        7.01
1997                   --         15.90         16.8125       11.77        7.34
1996                   --         15.78         16.0000        8.26        5.86
=================================================================================
                                        Ratios/Supplemental Data
                --------------------------------------------------------------------
                                          Before Credit/Reimbursement
                             -------------------------------------------------------
                                           Ratio of Net                 Ratio of Net
                               Ratio of      Investment     Ratio of      Investment
                               Expenses       Income to     Expenses       Income to
                             to Average      Average to      Average         Average
                   Ending    Net Assets      Net Assets        Total           Total
                      Net    Applicable      Applicable   Net Assets      Net Assets
                   Assets     to Common       to Common    Including       Including
                     (000)       Shares++        Shares++  Preferred++     Preferred++
======================================================================================
NEW YORK
VALUE (NNY)
--------------------------------------------------------------------------------------
Year Ended 9/30:
2001(a)          $148,527           .76%*          5.24%*       N/A%             N/A%
2000              143,843           .74            5.52         N/A              N/A
1999              144,079           .74            5.10         N/A              N/A
1998              157,086           .75            5.37         N/A              N/A
1997              154,298           .79            6.10         N/A              N/A
1996              151,848           .83            6.16         N/A              N/A
NEW YORK PERFORMANCE
PLUS (NNP)
--------------------------------------------------------------------------------------
Year Ended 9/30:
2001(a)           360,086          1.30*           7.72*        .85*             5.01*
2000              343,727          1.29            8.61         .81              5.44
1999              343,051          1.20            7.89         .81              5.35
1998              344,674          1.17            8.10         .81              5.63
1997              342,320          1.17            8.38         .81              5.81
1996              339,360          1.18            8.30         .82              5.76
NEW YORK INVESTMENT
QUALITY (NQN)
--------------------------------------------------------------------------------------
Year Ended 9/30:
2001(a)           418,554          1.28*           7.53*        .83*             4.90*
2000              400,711          1.26            8.39         .80              5.33
1999              399,347          1.22            7.78         .83              5.28
1998              398,372          1.18            7.88         .82              5.49
1997              395,569          1.18            8.18         .82              5.69
1996              394,189          1.18            8.09         .82              5.63
NEW YORK SELECT
QUALITY (NVN)
--------------------------------------------------------------------------------------
Year Ended 9/30:
2001(a)           551,997          1.31*           7.84*        .84*             5.07*
2000              534,311          1.28            8.49         .81              5.40
1999              535,282          1.19            7.75         .81              5.30
1998              519,617          1.14            7.51         .81              5.32
1997              513,293          1.15            7.70         .81              5.43
1996              506,128          1.14            7.68         .80              5.40
======================================================================================


                                     Ratios/Supplemental Data
               -------------------------------------------------------------------------
                                                                                              Municipal Auction Rate Cumulative
                                After Credit/Reimbursement***                                  Preferred Stock at End of Period
               ---------------------------------------------------------                   --------------------------------------

                           Ratio of Net                   Ratio of Net
                 Ratio of    Investment        Ratio of     Investment
                 Expenses     Income to        Expenses      Income to
               to Average    Average to         Average        Average
               Net Assets    Net Assets           Total          Total                       Aggregate   Liquidation
               Applicable    Applicable      Net Assets     Net Assets         Portfolio        Amount    and Market        Asset
                to Common     to Common       Including      Including          Turnover   Outstanding         Value     Coverage
                   Shares++      Shares++     Preferred++    Preferred++            Rate          (000)    Per Share    Per Share
=================================================================================================================================
NEW YORK
VALUE (NNY)
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2001(a)               .74%*        5.26%*           N/A%           N/A%               14%      $   N/A        $  N/A       $  N/A
2000                  .73          5.53             N/A            N/A                33           N/A           N/A          N/A
1999                  .74          5.10             N/A            N/A                19           N/A           N/A          N/A
1998                  .75          5.37             N/A            N/A                36           N/A           N/A          N/A
1997                  .79          6.10             N/A            N/A                28           N/A           N/A          N/A
1996                  .83          6.16             N/A            N/A                 7           N/A           N/A          N/A
NEW YORK PERFORMANCE
PLUS (NNP)
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2001(a)              1.28*         7.74*            .83*           5.02*              13       124,300        25,000       72,423
2000                 1.27          8.63             .80            5.46               44       124,300        25,000       69,132
1999                 1.19          7.90             .81            5.36               22       124,300        25,000       68,997
1998                 1.17          8.10             .81            5.63               30       104,300        25,000       82,616
1997                 1.17          8.38             .81            5.81                7       104,300        25,000       82,052
1996                 1.18          8.30             .82            5.76                2       104,300        25,000       81,342
NEW YORK INVESTMENT
QUALITY (NQN)
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2001(a)              1.26*         7.55*            .82*           4.91*               9       144,000        25,000       72,666
2000                 1.24          8.41             .79            5.34               32       144,000        25,000       69,568
1999                 1.22          7.79             .83            5.28               17       144,000        25,000       69,331
1998                 1.18          7.88             .82            5.49               20       120,000        25,000       82,994
1997                 1.18          8.18             .82            5.69                2       120,000        25,000       82,410
1996                 1.18          8.09             .82            5.63                4       120,000        25,000       82,123
NEW YORK SELECT
QUALITY (NVN)
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2001(a)              1.29*         7.85*            .84*           5.07*              14       193,000        25,000       71,502
2000                 1.28          8.49             .81            5.40               20       193,000        25,000       69,211
1999                 1.18          7.75             .81            5.31               13       193,000        25,000       69,337
1998                 1.14          7.51             .81            5.32               11       150,000        25,000       86,603
1997                 1.15          7.70             .81            5.43                3       150,000        25,000       85,549
1996                 1.14          7.68             .80            5.40                4       150,000        25,000       84,355
=================================================================================================================================


N/A  Fund is not authorized to issue Preferred shares.

*    Annualized.

**   Total  Investment  Return on Market Value is the  combination of reinvested dividend  income,  reinvested  capital  gains  distributions,  if any,  and changes in stock  price per share.  Total  Return on Net Asset Value is the
     combination  of  reinvested  dividend  income,   reinvested  capital  gains
     distributions,  if any,  and  changes in net asset  value per share.  Total returns are not annualized.

***  After custodian fee credit and expense reimbursement, where applicable.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to preferred shareholders; income ratios reflect income earned on assets attributable to Preferred Shares, if applicable.

(a)  For the six months ended March 31, 2001.


   Financial Highlights (Unaudited) (continued)


                                      Investment Operations                                Less Distributions
                             --------------------------------------  ------------------------------------------------------------

                                                                       From and    From and
                                                                      in Excess   in Excess
                                                                         of Net      of Net                 Offering
                                                    Net              Investment  Investment     Capital      Capital
                                              Realized/               Income to   Income to    Gains to     Gains to
                Beginning           Net      Unrealized                  Common   Preferred      Common    Preferred
                Net Asset    Investment      Investment                  Share-      Share-      Share-       Share-
                    Value        Income      Gain (Loss)      Total     holders     holders+    holders      holders+       Total
=================================================================================================================================
NEW YORK QUALITY
INCOME (NUN)
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2001(b)            $14.44         $ .58          $  .70       $1.28       $(.43)      $(.14)      $  --        $  --       $ (.57)
2000                14.54          1.18            (.08)       1.10        (.90)       (.30)         --           --        (1.20)
1999                15.90          1.15           (1.29)       (.14)       (.94)       (.22)       (.03)        (.01)       (1.20)
1998                15.66          1.15             .30        1.45        (.94)       (.24)       (.02)        (.01)       (1.21)
1997                15.32          1.17             .39        1.56        (.94)       (.24)       (.03)        (.01)       (1.22)
1996                15.31          1.19             .04        1.23        (.94)       (.25)       (.02)        (.01)       (1.22)
INSURED NEW YORK
PREMIUM INCOME (NNF)
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2001(b)             14.24           .54             .85        1.39        (.40)       (.13)         --           --         (.53)
2000                14.20          1.08             .07        1.15        (.82)       (.29)         --           --        (1.11)
1999                15.68          1.07           (1.49)       (.42)       (.83)       (.23)         --           --        (1.06)
1998                14.95          1.06             .75        1.81        (.82)       (.26)         --           --        (1.08)
1997                14.26          1.07             .69        1.76        (.82)       (.25)         --           --        (1.07)
1996                13.92          1.08             .33        1.41        (.80)       (.27)         --           --        (1.07)
NEW YORK DIVIDEND
ADVANTAGE (NAN)
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2001(b)             13.42           .54            1.22        1.76        (.39)       (.14)         --           --         (.53)
2000                13.27          1.08             .18        1.26        (.82)       (.29)         --           --        (1.11)
1999(a)             14.33           .27            (.95)       (.68)       (.21)       (.05)         --           --         (.26)
=================================================================================================================================

                                                           Total Returns
                                                         ----------------
                   Costs and                                        Based
                   Preferred     Ending                   Based        on
                       Share        Net       Ending         on       Net
                Underwriting      Asset       Market     Market     Asset
                   Discounts      Value        Value      Value**   Value**
=========================================================================
NEW YORK QUALITY
INCOME (NUN)
-------------------------------------------------------------------------
Year Ended 9/30:
2001(b)                 $--      $15.15     $14.9400      14.02%    7.94%
2000                     --       14.44      13.5000      (3.79)    5.74
1999                   (.02)      14.54      15.0000      (4.13)   (2.60)
1998                     --       15.90      16.6250       8.89     7.90
1997                     --       15.66      16.1875      12.90     8.80
1996                     --       15.32      15.2500      10.96     6.45
INSURED NEW YORK
PREMIUM INCOME (NNF)
-------------------------------------------------------------------------
Year Ended 9/30:
2001(b)                  --       15.10     14.4200       10.96     8.93
2000                     --       14.24     13.3750        (.96)    6.38
1999                     --       14.20     14.3750       (3.37)   (4.33)
1998                     --       15.68     15.6875       11.29    10.67
1997                     --       14.95     14.8750       14.63    10.93
1996                     --       14.26     13.7500       11.15     8.35
NEW YORK DIVIDEND
ADVANTAGE (NAN)
-------------------------------------------------------------------------
Year Ended 9/30:
2001(b)                  --       14.65     14.8800       24.34    12.19
2000                     --       13.42     12.3125       (8.62)    7.82
1999(a)                (.12)      13.27     14.3750       (2.76)   (5.93)
=========================================================================


                                         Ratios/Supplemental Data
                   -----------------------------------------------------------------
                                           Before Credit/Reimbursement
                             -------------------------------------------------------
                                         Ratio of Net                   Ratio of Net
                               Ratio of    Investment       Ratio of      Investment
                               Expenses     Income to       Expenses       Income to
                             to Average    Average to        Average         Average
                   Ending    Net Assets    Net Assets          Total           Total
                      Net    Applicable    Applicable     Net Assets      Net Assets
                   Assets     to Common     to Common      Including       Including
                     (000)       Shares++      Shares++    Preferred++     Preferred++
=====================================================================================
NEW YORK QUALITY
INCOME (NUN)
Year Ended 9/30:
2001(b)          $561,969          1.26%*       7.77%*          .82%*           5.02%*
2000              544,716          1.22         8.31            .77             5.28
1999              546,932          1.18         7.46            .79             5.02
1998              548,795          1.16         7.33            .79             5.03
1997              539,327          1.17         7.59            .80             5.17
1996              528,934          1.17         7.73            .79             5.25
INSURED NEW YORK
PREMIUM INCOME (NNF)
-------------------------------------------------------------------------------------
Year Ended 9/30:
2001(b)           190,329          1.32*        7.36*           .86*            4.81*
2000              183,171          1.30         7.80            .83             4.99
1999              182,800          1.29         7.03            .85             4.63
1998              194,306          1.29         6.99            .85             4.60
1997              187,813          1.32         7.42            .85             4.80
1996              182,176          1.34         7.59            .86             4.87
NEW YORK DIVIDEND
ADVANTAGE (NAN)
-------------------------------------------------------------------------------------
Year Ended 9/30:
2001(b)           203,489          1.25*        7.15*           .82*            4.67*
2000              192,171          1.31         7.89            .83             4.98
1999(a)           190,801          1.10*        5.36*           .82*            4.00*
=====================================================================================




                          Ratios/Supplemental Data
               --------------------------------------------------------------------------
                                                                                               Municipal Auction Rate Cumulative
                              After Credit/Reimbursement***                                     Preferred Stock at End of Period
               ----------------------------------------------------------                  -------------------------------------
                           Ratio of Net                      Ratio of Net
                 Ratio of    Investment        Ratio of        Investment
                 Expenses     Income to        Expenses         Income to
               to Average       Average      to Average           Average
               Net Assets    Net Assets           Total             Total                    Aggregate    Liquidation
               Applicable    Applicable      Net Assets        Net Assets       Portfolio       Amount     and Market       Asset
                to Common     to Common       Including         Including        Turnover  Outstanding          Value    Coverage
                   Shares++      Shares++     Preferred++       Preferred++          Rate         (000)     Per Share   Per Share
=================================================================================================================================
NEW YORK QUALITY
INCOME (NUN)
Year Ended 9/30:
2001(b)              1.25%*        7.79%*           .81%*           5.03%*              8%    $197,000        $25,000     $71,316
2000                 1.22          8.31             .77             5.28               15      197,000         25,000      69,126
1999                 1.17          7.47             .79             5.02                7      197,000         25,000      69,408
1998                 1.16          7.33             .79             5.03               12      170,000         25,000      80,705
1997                 1.17          7.59             .80             5.17               13      170,000         25,000      79,313
1996                 1.17          7.73             .79             5.25                9      170,000         25,000      77,784
INSURED NEW YORK
PREMIUM INCOME (NNF)
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2001(b)              1.31*         7.37*            .85*            4.82*               4       65,000         25,000      73,203
2000                 1.29          7.81             .83             4.99               17       65,000         25,000      70,450
1999                 1.29          7.03             .85             4.63                8       65,000         25,000      70,308
1998                 1.29          6.99             .85             4.60               15       65,000         25,000      74,733
1997                 1.32          7.42             .85             4.80               24       65,000         25,000      72,236
1996                 1.34          7.59             .86             4.87               21       65,000         25,000      70,068
NEW YORK DIVIDEND
ADVANTAGE (NAN)
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2001(b)                77*         7.63*            .50*            4.99*              14       69,000         25,000      73,728
2000                   79          8.42             .50             5.31               19       69,000         25,000      69,627
1999(a)                65*         5.81*            .48*            4.34*              25       69,000         25,000      69,131
=================================================================================================================================


*    Annualized.

**   Total  Investment  Return on Market Value is the  combination of reinvested dividend  income,  reinvested  capital  gains  distributions,  if any,  and changes in stock  price per share.  Total  Return on Net Asset Value is the
     combination  of  reinvested  dividend  income,   reinvested  capital  gains
     distributions,  if any,  and  changes in net asset  value per share.  Total returns are not annualized.

***  After custodian fee credit and expense reimbursement, where applicable.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to preferred shareholders; income ratios reflect income earned on assets attributable to Preferred Shares, if applicable.

(a)  For the period May 26, 1999 (commencement of operations)  through September
     30,1999.

(b)  For the six months ended March 31, 2001.


Build Your Wealth
       Automatically


Sidebar text: Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.


NUVEEN EXCHANGE-TRADED FUNDS DIVIDEND REINVESTMENT PLAN
Your Nuveen Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBILITY
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Fund
   Information

BOARD OF DIRECTORS/TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN, TRANSFER AGENT
AND SHAREHOLDER SERVICES
J.P. Morgan Chase & Co.
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

LEGAL COUNSEL
Morgan, Lewis &
Bockius LLP
Washington, D.C.

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, IL



The Funds intend to repurchase shares of their own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the 6-month period ended March 31, 2001. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Serving Investors
               for Generations

Photo of: John Nuveen, Sr.

For over a century, generations of Americans have relied on Nuveen Investments to help them grow and keep the money they've earned. Financial advisors, investors and their families have associated Nuveen Investments with quality, expertise and dependability since 1898. That is why financial advisors have entrusted the assets of more than 1.3 million investors to Nuveen.

With the know-how that comes from a century of experience, Nuveen continues to build upon its reputation for quality. Now, financial advisors and investors can count on Nuveen Investments to help them design customized solutions that meet the far-reaching financial goals unique to family wealth strategies - solutions that can translate into legacies.

To find out more about how Nuveen Investments' products and services can help you preserve your financial security, talk with your financial advisor, or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before you invest.


Invest well.

Look ahead.

LEAVE YOUR MARK.(SM)
Logo: NUVEEN Investments


Nuveen Investments o 333 West Wacker Drive                            FSA-1-3-01
Chicago, IL 60606 o www.nuveen.com